As filed with the Securities and Exchange Commission on February 28, 2003


================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                      CREDIT SUISSE CASH RESERVE FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
       ------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1)     Title of each class of securities to which transaction applies:
                 _______________________________________________________________
         (2)     Aggregate number of securities to which transaction applies:
                 _______________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
                 _______________________________________________________________
         (4)     Proposed maximum aggregate value of transaction:
                 _______________________________________________________________
         (5)     Total fee paid:
                 _______________________________________________________________

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)     Amount Previously Paid:
                 _____________________________________________
         (2)     Form, Schedule or Registration Statement No.:
                 _____________________________________________
         (3)     Filing Party:
                 _____________________________________________
         (4)     Date Filed:
                 _____________________________________________


================================================================================

                               CREDIT SUISSE FUNDS

         Credit Suisse Capital Appreciation Fund
         Credit Suisse Capital Funds
             o Credit Suisse Tax Efficient Fund
             o Credit Suisse Large Cap Value Fund
             o Credit Suisse Small Cap Value Fund
         Credit Suisse Cash Reserve Fund
         Credit Suisse Emerging Growth Fund
         Credit Suisse Emerging Markets Fund
         Credit Suisse Fixed Income Fund
         Credit Suisse Global Fixed Income Fund
         Credit Suisse Global Post-Venture Capital Fund
         Credit Suisse Institutional Fixed Income Fund
         Credit Suisse Institutional Fund
             o Capital Appreciation Portfolio
             o Harbinger Portfolio
             o International Focus Portfolio
             o Investment Grade Fixed Income Portfolio
             o Large Cap Value Portfolio
             o Select Equity Portfolio
             o Small Cap Growth Portfolio
         Credit Suisse Institutional High Yield Fund
         Credit Suisse Institutional International Fund
         Credit Suisse Institutional Money Market Fund
             o Government Portfolio
             o Prime Portfolio
         Credit Suisse International Focus Fund
         Credit Suisse Investment Grade Bond Fund
         Credit Suisse Japan Growth Fund
         Credit Suisse Municipal Bond Fund
         Credit Suisse New York Municipal Fund
         Credit Suisse New York Tax Exempt Fund
         Credit Suisse Opportunity Funds
             o Credit Suisse High Income Fund
             o Credit Suisse Municipal Money Fund
             o Credit Suisse U.S. Government Money Fund
         Credit Suisse Select Equity Fund
         Credit Suisse Short Duration Bond Fund
         Credit Suisse Small Cap Growth Fund
         Credit Suisse Strategic Small Cap Fund

         Credit Suisse Trust
             o Blue Chip Portfolio
             o Emerging Growth Portfolio
             o Emerging Markets Portfolio
             o Global Post-Venture Capital Portfolio
             o Global Technology Portfolio
             o International Focus Portfolio
             o Large Cap Value Portfolio
             o Small Cap Growth Portfolio
             o Small Cap Value Portfolio

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Credit Suisse Fund listed above (each a "Fund" and, collectively, the "Funds") will be held jointly at the offices of Credit Suisse Asset Management, LLC (the "Adviser"), 466 Lexington Avenue, 16th Floor, New York, NY 10017, on April 11, 2003, at 3 p.m., Eastern time, for the following purposes:

1.       To elect Directors/Trustees of the Funds;

2(a). For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund and Credit Suisse Select Equity Fund: to approve a new investment advisory agreement (each a "New Advisory Agreement") between each Fund and the Adviser;

2(b). For the shareholders of Credit Suisse Institutional Fixed Income Fund, Credit Suisse Institutional High Yield Fund, Credit Suisse Institutional International Fund, Credit Suisse Municipal Bond Fund and Credit Suisse Select Equity Fund: to approve the retention or payment of fees paid or payable to the Adviser for the period April 18, 2000 through the effective date of the proposed New Advisory Agreement;

3. For the shareholders of Credit Suisse High Income Fund, Credit Suisse Municipal Money Fund and Credit Suisse U.S. Government Money Fund, each a series of Credit Suisse Opportunity Funds: to approve an amended distribution plan for each class of each Portfolio;

4. To consider a series of proposals to modify and/or eliminate certain investment restrictions of the Funds;

5. To change the investment objective of the Funds from fundamental to non-fundamental;

6.       To amend certain Funds' organizational documents; and

7. To transact such other business as may properly come before the Special Meeting, or any adjournment or postponement thereof.

         These proposals are discussed in greater detail in the attached proxy statement. Holders of record of shares of each Fund at the close of business on February 7, 2003 are entitled to vote at the Special Meeting and at any adjournments thereof:

          o    By mail, with the enclosed proxy card(s);

          o By telephone, with a toll-free call to the telephone number that appears on your proxy card;

          o Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

          o    In person at the meeting.

         In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, investment portfolios of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios"), the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Fund-wide or Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or, where applicable, the concerned Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

         We encourage you to vote by completing and returning your proxy card(s), by telephone or through the Internet. These voting methods will reduce the time and costs associated with the proxy solicitation. Whichever method you choose, please read the full text of the proxy statement before your vote.



                                               By order of the governing Boards,

                                                               [GRAPHIC OMITTED]






                                                                      Hal Liebes
                                                                       Secretary

February 28, 2003

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY BY PHONE OR OVER THE INTERNET. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING YOUR PROXY PROMPTLY.

                               CREDIT SUISSE FUNDS

         Credit Suisse Capital Appreciation Fund
         Credit Suisse Capital Funds
               o Credit Suisse Tax Efficient Fund
               o Credit Suisse Large Cap Value Fund
               o Credit Suisse Small Cap Value Fund
         Credit Suisse Cash Reserve Fund
         Credit Suisse Emerging Growth Fund
         Credit Suisse Emerging Markets Fund
         Credit Suisse Fixed Income Fund
         Credit Suisse Global Fixed Income Fund
         Credit Suisse Global Post-Venture Capital Fund
         Credit Suisse Institutional Fixed Income Fund
         Credit Suisse Institutional Fund
               o Capital Appreciation Portfolio
               o Harbinger Portfolio
               o International Focus Portfolio
               o Investment Grade Fixed Income Portfolio
               o Large Cap Value Portfolio
               o Select Equity Portfolio
               o Small Cap Growth Portfolio
         Credit Suisse Institutional High Yield Fund
         Credit Suisse Institutional International Fund
         Credit Suisse Institutional Money Market Fund
               o Government Portfolio
               o Prime Portfolio
         Credit Suisse International Focus Fund
         Credit Suisse Investment Grade Bond Fund
         Credit Suisse Japan Growth Fund
         Credit Suisse Municipal Bond Fund
         Credit Suisse New York Municipal Fund
         Credit Suisse New York Tax Exempt Fund
         Credit Suisse Opportunity Funds
               o Credit Suisse High Income Fund
               o Credit Suisse Municipal Money Fund
               o Credit Suisse U.S. Government Money Fund
         Credit Suisse Select Equity Fund
         Credit Suisse Short Duration Bond Fund
         Credit Suisse Small Cap Growth Fund
         Credit Suisse Strategic Small Cap Fund

         Credit Suisse Trust
               o Blue Chip Portfolio
               o Emerging Growth Portfolio
               o Emerging Markets Portfolio
               o Global Post-Venture Capital Portfolio
               o Global Technology Portfolio
               o International Focus Portfolio
               o Large Cap Value Portfolio
               o Small Cap Growth Portfolio
               o Small Cap Value Portfolio


                              466 Lexington Avenue
                               New York, NY 10017

               --------------------------------------------------

                              JOINT PROXY STATEMENT
               --------------------------------------------------



GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors or Trustees, as the case may be (the "Board," and members of the Board will be referred to as "Directors"), of each of the Credit Suisse Funds listed above (each a "Fund" and, collectively, the "Funds") for use at the Special Meeting of Shareholders of each Fund, to be held jointly at the offices of Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), 466 Lexington Avenue, 16th Floor, New York, NY 10017, on April 11, 2003 at 3 p.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)

         This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about February 28, 2003 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it on the Internet, by telephone, by mail (addressed to Hal Liebes, Secretary of the Credit Suisse Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017), in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

         The presence at any Special Meeting, in person or by proxy, of the holders of one-third (a majority of the shareholders in the case of certain Funds and Portfolios) of the shares entitled to be cast of a Fund (for a Fund-wide vote) or an investment portfolio of a Fund (each a "Portfolio" and together with those Funds that do not have any separate investment portfolios, the "Portfolios") (for a Portfolio by Portfolio vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Fund-wide or Portfolio by Portfolio voting. The quorum requirement for each Fund and Portfolio is indicated next to its name on Exhibit A to this Proxy Statement. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds or, where applicable, Portfolios, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Fund-wide or a Portfolio by Portfolio vote will require the affirmative vote of the holders of a majority of the concerned Fund's (for a Fund-wide vote) or Portfolio's (for a Portfolio by Portfolio vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor for that proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Each Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Portfolio and a copy of any more recent semiannual report, without charge, by calling 1-800-927-2874 (or for any Portfolio of Credit Suisse Trust or any Credit Suisse Institutional Fund, 1-800-222-8977) or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

         The proposals described in this proxy statement and the Portfolios to which each applies are set forth below:

--------------------------------------------------------------------------------
                                               AFFECTED CREDIT SUISSE
          SUMMARY OF PROPOSAL                      FUNDS/PORTFOLIOS
--------------------------------------------------------------------------------

  1. Election of Directors/Trustees   All Funds
--------------------------------------------------------------------------------

  2(a). Approval of new investment    Institutional Fixed Income Fund,
  advisory agreement                  Institutional High Yield Fund,
                                      Institutional International Fund,
                                      Municipal Bond Fund and Select Equity Fund
--------------------------------------------------------------------------------

  2(b). Approval of retention or      Institutional Fixed Income Fund,
  payment of fees paid or payable     Institutional High Yield Fund,
  to the Adviser                      Institutional International Fund,
                                      Municipal Bond Fund and Select Equity Fund
--------------------------------------------------------------------------------

  3. Approval of amended              Each class of High Income Fund,
  distribution plans                  Municipal Money Fund and U.S. Government
                                      Money Fund, each a series of
                                      Opportunity Funds
--------------------------------------------------------------------------------

  4. Approval of a series of
  proposals to modify and/or
  eliminate certain investment
  restrictions on:
--------------------------------------------------------------------------------

  4-A. Borrowing                      All Funds except Cash Reserve Fund,
                                      Institutional Money Market Fund, New
                                      York Tax Exempt Fund, Municipal Money Fund
                                      (a series of Opportunity Funds) and U.S.
                                      Government Money Fund (a series of
                                      Opportunity Funds)
--------------------------------------------------------------------------------

    4-B. Lending                      All Funds
--------------------------------------------------------------------------------

    4-C. Real Estate                  All Funds except Cash Reserve Fund,
                                      Institutional Money Market Fund, New
                                      York Tax Exempt Fund, Municipal Money Fund
                                      (a series of Opportunity Funds) and U.S.
                                      Government Money Fund (a series of
                                      Opportunity Funds)
--------------------------------------------------------------------------------

    4-D. Commodities                  Large Cap Value Fund, Small Cap Value Fund
                                      and Tax Efficient Fund, each a series of Capital Funds

--------------------------------------------------------------------------------
                                               AFFECTED CREDIT SUISSE
          SUMMARY OF PROPOSAL                      FUNDS/PORTFOLIOS
--------------------------------------------------------------------------------

    4-E. Short Sales                  Capital Appreciation Fund, Emerging Growth
                                      Fund, Emerging Markets Fund, Fixed Income
                                      Fund, Global Fixed Income Fund, Global
                                      Post-Venture Capital Fund, International
                                      Focus Portfolio of the Institutional
                                      Fund, Large Cap Value Portfolio of the
                                      Institutional Fund, Small Cap Growth
                                      Portfolio of the Institutional Fund,
                                      Investment Grade Bond Fund, Japan Growth
                                      Fund, New York Municipal Fund, High
                                      Income Fund (a series of Opportunity
                                      Funds), Short Duration Bond Fund, and
                                      Emerging Growth, Emerging Markets,
                                      International Focus, Large Cap Value and
                                      Small Cap Growth Portfolios of Credit
                                      Suisse Trust

--------------------------------------------------------------------------------

    4-F. Margin Transactions          Capital Appreciation Fund, Tax Efficient
                                      Fund (a series of Capital Funds), Large
                                      Cap Value Fund (a series of Capital
                                      Funds), Small Cap Value Fund (a series
                                      of Capital Funds), Emerging Growth Fund,
                                      Emerging Markets Fund, Fixed Income
                                      Fund, Global Fixed Income Fund, Global
                                      Post-Venture Capital Fund, International
                                      Focus Portfolio of the Institutional
                                      Fund, Large Cap Value Portfolio of the
                                      Institutional Fund, Small Cap Growth
                                      Portfolio of the Institutional Fund,
                                      International Focus Fund, Investment
                                      Grade Bond Fund, Japan Growth Fund, New
                                      York Municipal Fund, Short Duration Bond
                                      Fund, Small Cap Growth Fund, and
                                      Emerging Growth, Emerging Markets,
                                      Global Post-Venture Capital,
                                      International Focus, Large Cap Value and
                                      Small Cap Growth Portfolios of Credit
                                      Suisse Trust

--------------------------------------------------------------------------------
                                               AFFECTED CREDIT SUISSE
          SUMMARY OF PROPOSAL                      FUNDS/PORTFOLIOS
--------------------------------------------------------------------------------

    4-G. Oil, Gas & Mineral           Capital Appreciation Fund, Emerging
    Programs                          Growth Fund, Emerging Markets Fund,
                                      Fixed Income Fund, Global Fixed Income
                                      Fund, Global Post-Venture Capital Fund,
                                      International Focus Portfolio of the
                                      Institutional Fund, Large Cap Value
                                      Portfolio of the Institutional Fund,
                                      Small Cap Growth Portfolio of the
                                      Institutional Fund, International Focus
                                      Fund, Investment Grade Bond Fund, Japan
                                      Growth Fund, New York Municipal Fund,
                                      Short Duration Bond Fund, Small Cap
                                      Growth Fund, and Emerging Growth,
                                      Emerging Markets, Global Post-Venture
                                      Capital, International Focus, Large Cap
                                      Value and Small Cap Growth Portfolios of
                                      Credit Suisse Trust

--------------------------------------------------------------------------------

    4-H. Investing for Control        Tax Efficient Fund, Large Cap Value Fund
                                      and Small Cap Value Fund, each a series of
                                      Capital Funds
--------------------------------------------------------------------------------

    4-I. Investment in Securities     Tax Efficient Fund and Large Cap Value
    Owned by Management               Fund, each a series of Capital Funds
--------------------------------------------------------------------------------

    4-J. Unseasoned Issuers           Tax Efficient Fund and Large Cap Value
                                      Fund, each a series of Capital Funds and
                                      the International Focus Portfolio of the
                                      Institutional Fund
--------------------------------------------------------------------------------

    4-K. Pledging                     Capital Appreciation Fund, Tax Efficient
                                      Fund (a series of Capital Funds), Large
                                      Cap Value Fund (a series of Capital
                                      Funds), Small Cap Value Fund (a series of
                                      Capital Funds), Emerging Growth Fund,
                                      International Focus Portfolio of
                                      Institutional Fund, Institutional Fixed
                                      Income Fund, Institutional High Yield
                                      Fund, Municipal Bond Fund, Select Equity
                                      Fund and Global Technology Portfolio of
                                      Credit Suisse Trust

--------------------------------------------------------------------------------
                                               AFFECTED CREDIT SUISSE
          SUMMARY OF PROPOSAL                      FUNDS/PORTFOLIOS
--------------------------------------------------------------------------------

    4-L. Investing in Other           Capital Appreciation Fund, Tax Efficient
                                      Investment Companies Fund (a series of
                                      Capital Funds), Large Cap Value Fund (a
                                      series of Capital Funds), Cash Reserve
                                      Fund, Emerging Growth Fund, Fixed Income
                                      Fund, Global Fixed Income Fund,
                                      International Focus Portfolio of the
                                      Institutional Fund, Investment Grade
                                      Bond Fund, New York Municipal Fund and
                                      New York Tax Exempt Fund

--------------------------------------------------------------------------------

    4-M. Joint Trading Accounts       Tax Efficient Fund and Large Cap Value
                                      Fund, each a series of Capital Funds
--------------------------------------------------------------------------------

    4-N. Warrants                     Cash Reserve Fund
--------------------------------------------------------------------------------

    4-O. Concentration                Cash Reserve Fund
--------------------------------------------------------------------------------

    4-P. Investing in Equities        Cash Reserve Fund
--------------------------------------------------------------------------------

    4-Q.10% per Issuer Limit          Capital Appreciation Fund, Fixed Income
                                      Fund, Investment Grade Bond Fund and
                                      International Focus Portfolio of
                                      Institutional Fund
--------------------------------------------------------------------------------

    4-R. Restricted Securities        Small Cap Value Fund
--------------------------------------------------------------------------------

  5. Approval of change of            All Funds
  investment objective from
  fundamental to non-fundamental
--------------------------------------------------------------------------------

  6. Approval of amendment of
  organizational documents on:
--------------------------------------------------------------------------------
    6-A. Involuntary Redemptions      All Funds except Short Duration
                                      Bond Fund

--------------------------------------------------------------------------------
                                               AFFECTED CREDIT SUISSE
          SUMMARY OF PROPOSAL                      FUNDS/PORTFOLIOS
--------------------------------------------------------------------------------

    6-B. Reorganization of the Fund   Capital Appreciation Fund, Capital Funds
    or its Series without shareholder (Tax Efficient Fund, Large Cap Value Fund
    approval                          and Small Cap Value Fund), Fixed Income
                                      Fund, New York Municipal Fund,
                                      Opportunity Funds (High Income Fund,
                                      Municipal Money Fund and U.S. Government
                                      Money Fund), and Credit Suisse Trust
                                      (Blue Chip Portfolio, Emerging Growth
                                      Portfolio, Emerging Markets Portfolio,
                                      Global Post-Venture Capital Portfolio,
                                      Global Technology Portfolio,
                                      International Focus Portfolio, Large Cap
                                      Value Portfolio, Small Cap Growth
                                      Portfolio and Small Cap Value Portfolio)

--------------------------------------------------------------------------------



         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of a Fund voting at the Special Meeting. Proposals 2(a), 4 and 5 each requires the affirmative vote of a "majority of the outstanding voting securities" of each subject Portfolio, and Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of each class of each subject Portfolio, voting separately. The terms "majority of the outstanding voting securities" of a Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Portfolio present at the meeting if more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (2) more than 50% of the outstanding shares of each Portfolio. Approval of Proposal 2(b) requires the affirmative vote of a majority of the shares of each applicable Portfolio voting at the Special Meeting. Approval of Proposal 6 requires the affirmative vote of a majority of the shares of each applicable Fund voting at the Special Meeting.

         Abstentions and broker non-votes will have the effect of a "no" vote for Proposals 2(a), 3, 4 and 5, which require the approval of a specified percentage of the outstanding shares of each Portfolio. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 1, 2(b) and 6, which require the approval of a (i) for Proposal 1, plurality of the shares of each Fund, and (ii) for Proposals 2(b) and 6, a majority of the shares of each Fund, voting at the Special Meeting.

         The Portfolios of the Credit Suisse Trust (the "Trust Portfolios") offer their shares only to certain insurance companies ("Participating Insurance Companies") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance contracts and tax qualified pension and retirement plans. The shares of the Trust Portfolios are currently held only by Participating Insurance Companies. Under current law, the Participating Insurance Companies are required to solicit voting instructions from variable annuity contract owners who beneficially own shares in any of the Trust Portfolios as of the Record Date (as defined below) and must vote all shares held in the separate account in proportion to the voting instructions received for the Special Meeting, or any adjournment thereof. The Participating Insurance Companies will vote shares of the Trust Portfolios for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the proposals. Unmarked voting instructions will be voted in favor of the proposals.

         Shareholders of each Portfolio of a Fund will vote separately with respect to each of Proposals 2(a), 2(b), 3, 4 and 5 (if applicable); and shareholders of each Fund will vote together as a single class on Proposals 1 and 6. Shareholders of each class of the relevant Portfolio will vote separately with respect to Proposal 3.

         The following table summarizes those voting requirements:

                             SHAREHOLDERS ENTITLED              VOTE REQUIRED
                                    TO VOTE                     FOR APPROVAL
                                    -------                     ------------
Proposal 1               Shareholders of each Fund           Each nominee must be
(Election of Directors/  vote together for each nominee      elected by a plurality of
Trustees)                (if a Fund has several Portfolios,  the Fund voting at the
                         shareholders of all Portfolios      Special Meeting
                         vote together as a single class)

Proposal 2(a)            Shareholders of each Portfolio      Approved by a "majority
(Approval of new         vote separately                     of the outstanding voting
Investment                                                   securities" of each
Advisory Agreement)                                          Portfolio

Proposal 2(b)            Shareholders of each Portfolio      Approved by a majority
(Approval of retention   vote separately                     of the shares of each
or payment of fees                                           Portfolio voting at the
paid or payable                                              Special Meeting
to the Adviser)

Proposal 3               Shareholders of each class of       Approved by a "majority
(Approval of             each Portfolio vote separately      of the outstanding voting
amended                                                      securities" of each class
Distribution Plans)                                          of the Portfolio



                                       9

                             SHAREHOLDERS ENTITLED              VOTE REQUIRED
                                    TO VOTE                     FOR APPROVAL
                                    -------                     ------------
Proposal 4               Shareholders of each Portfolio      Approved by a "majority
(Approval of a series    vote separately                     of the outstanding voting
of proposals to modify                                       securities" of each
and/or eliminate                                             Portfolio
certain investment
restrictions of the Funds)

Proposal 5               Shareholders of each Portfolio      Approved by a "majority
(Approval of change      vote separately                     of the outstanding voting
of investment objective                                      securities" of each
from fundamental to                                          Portfolio
non-fundamental)

Proposal 6               Shareholders of each Fund vote      Approved by a majority
(Approval of             together (if a Fund has several     of the shares of each
amendment of             Portfolios, shareholders of all     Fund entitled to vote at
organizational           Portfolios vote together as a       the Special Meeting
documents)               single class)

         Unless otherwise stated, the approval of any one Portfolio (or class, for Proposal 3) is not contingent on the approval of any other Portfolio (or class), and a proposal will be implemented for a Portfolio (or class for Proposal 3) even if one or more other Portfolios (or classes) do not approve the proposal.

         Holders of record of the shares of common stock or beneficial interest, as the case may be, of each Portfolio at the close of business on February 7, 2003 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Portfolio as of January 8, 2003.

--------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                            SHARES OUTSTANDING
                 NAME OF THE PORTFOLIO                     AS OF JANUARY 8, 2003
--------------------------------------------------------------------------------

 Credit Suisse Capital Appreciation Fund                         43,211,379.939
--------------------------------------------------------------------------------

 Credit Suisse Capital Funds:
--------------------------------------------------------------------------------

   Credit Suisse Tax Efficient Fund                               7,304,999.771
--------------------------------------------------------------------------------

   Credit Suisse Large Cap Value Fund                             8,866,020.875
--------------------------------------------------------------------------------

   Credit Suisse Small Cap Value Fund                            12,908,067.716
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                            SHARES OUTSTANDING
                 NAME OF THE PORTFOLIO                     AS OF JANUARY 8, 2003
--------------------------------------------------------------------------------

 Credit Suisse Cash Reserve Fund                                137,275,039.617
--------------------------------------------------------------------------------

 Credit Suisse Emerging Growth Fund                              19,495,289.883
--------------------------------------------------------------------------------

 Credit Suisse Emerging Markets Fund                              4,701,168.277
--------------------------------------------------------------------------------

 Credit Suisse Fixed Income Fund                                 22,317,181.082
--------------------------------------------------------------------------------

 Credit Suisse Global Fixed Income Fund                          11,936,482.038
--------------------------------------------------------------------------------

 Credit Suisse Global Post-Venture Capital Fund                   4,626,465.452
--------------------------------------------------------------------------------

 Credit Suisse Institutional Fund:
--------------------------------------------------------------------------------

   Capital Appreciation Portfolio                                 1,205,117.314
--------------------------------------------------------------------------------

   Harbinger Portfolio*                                             172,060.988
--------------------------------------------------------------------------------

   International Focus Portfolio                                  5,979,682.217
--------------------------------------------------------------------------------

   Investment Grade Fixed Income Portfolio                        1,646,439.891
--------------------------------------------------------------------------------

   Large Cap Value Portfolio                                     41,544,961.160
--------------------------------------------------------------------------------

   Select Equity Portfolio                                        1,492,257.996
--------------------------------------------------------------------------------

   Small Cap Growth Portfolio                                     7,270,097.699
--------------------------------------------------------------------------------

 Credit Suisse Institutional Fixed Income Fund                   16,492,783.490
--------------------------------------------------------------------------------

 Credit Suisse Institutional High Yield Fund                      8,527,254.909
--------------------------------------------------------------------------------

 Credit Suisse Institutional International Fund                  12,741,443.944
--------------------------------------------------------------------------------

 Credit Suisse Institutional Money Market Fund:
--------------------------------------------------------------------------------

   Government Portfolio                                         175,838,414.140
--------------------------------------------------------------------------------

   Prime Portfolio                                              843,863,928.220

--------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                            SHARES OUTSTANDING
                 NAME OF THE PORTFOLIO                     AS OF JANUARY 8, 2003
--------------------------------------------------------------------------------

 Credit Suisse International Focus Fund                          30,981,692.107
--------------------------------------------------------------------------------

 Credit Suisse Investment Grade Bond Fund                         3,775,262.968
--------------------------------------------------------------------------------

 Credit Suisse Japan Growth Fund                                 18,588,213.452
--------------------------------------------------------------------------------

 Credit Suisse Municipal Bond Fund                                  915,163.896
--------------------------------------------------------------------------------

 Credit Suisse New York Municipal Fund                            7,848,634.535
--------------------------------------------------------------------------------

 Credit Suisse New York Tax Exempt Fund                         124,468,307.070
--------------------------------------------------------------------------------

 Credit Suisse Opportunity Funds:
--------------------------------------------------------------------------------

   Credit Suisse High Income Fund Class A                         2,807,748.600
--------------------------------------------------------------------------------

   Credit Suisse High Income Fund Class B                         1,417,526.250
--------------------------------------------------------------------------------

   Credit Suisse High Income Fund Class C                         2,752,852.528
--------------------------------------------------------------------------------

   Credit Suisse High Income Fund Common Class                      183,822.625
--------------------------------------------------------------------------------

   Credit Suisse Municipal Money Fund Class A                    41,934,804.530
--------------------------------------------------------------------------------

   Credit Suisse U.S. Government Money Fund Class A              32,000,469.770
--------------------------------------------------------------------------------

 Credit Suisse Select Equity Fund                                   834,428.268
--------------------------------------------------------------------------------

 Credit Suisse Short Duration Bond Fund                          19,038,629.445
--------------------------------------------------------------------------------

 Credit Suisse Small Cap Growth Fund                              3,136,478.741
--------------------------------------------------------------------------------

 Credit Suisse Strategic Small Cap Fund                             100,654.484
--------------------------------------------------------------------------------

 Credit Suisse Trust:
--------------------------------------------------------------------------------

   Blue Chip Portfolio                                            2,746,554.658
--------------------------------------------------------------------------------

   Emerging Growth Portfolio                                      4,046,693.097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 NUMBER OF
                                                            SHARES OUTSTANDING
                 NAME OF THE PORTFOLIO                     AS OF JANUARY 8, 2003
--------------------------------------------------------------------------------

   Emerging Markets Portfolio                                     6,534,530.401
--------------------------------------------------------------------------------

   Global Post-Venture Capital Portfolio                          9,639,717.861
--------------------------------------------------------------------------------

   Global Technology Portfolio                                      524,688.994
--------------------------------------------------------------------------------

   International Focus Portfolio                                 13,997,591.759
--------------------------------------------------------------------------------

   Large Cap Value Portfolio                                      2,237,150.986
--------------------------------------------------------------------------------

   Small Cap Growth Portfolio                                    53,959,864.231
--------------------------------------------------------------------------------

   Small Cap Value Portfolio                                        952,636.778
--------------------------------------------------------------------------------

* The Harbinger Portfolio commenced operations on January 16, 2003. The number of shares outstanding information is as of January 27, 2003.

         Annex I attached hereto sets forth information as of January 8, 2002 regarding the persons known by each Portfolio to beneficially own more than 5% of the outstanding shares of such Portfolio.

                                   PROPOSAL 1:

                  ELECTION OF DIRECTORS/TRUSTEES FOR EACH FUND

         At the Special Meeting, eight persons are to be elected who will constitute the Board of Directors or Trustees, as the case may be, of each Fund. (For ease of reference the term "Director" will be used for both Directors and Trustees.) For election of Directors at the Special Meeting, each Fund's Board has approved the nomination of the following individuals: Richard H. Francis, Jack W. Fritz, Joseph D. Gallagher, Jeffrey E. Garten, Peter F. Krogh, James S. Pasman, Jr., Steven N. Rappaport and William W. Priest. If elected, Mr. Gallagher will become Chairman of each Fund's Board.

         The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Director so elected will serve as a Director of the respective Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner resigns, dies or is removed as provided in the organizational documents of each Fund.

         Each of the nominees, except for Mr. Gallagher, currently serves as a director of each Fund. Each nominee has indicated that he is willing to continue to serve as a Director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Directors may recommend.

         The following table sets forth certain information concerning the current Directors and nominees. Unless otherwise noted, each of the Directors and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                    NOMINEES
----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS           OTHER
                                          TERM OF                                       IN FUND            DIRECTOR-
                                          OFFICE1                                       COMPLEX             SHIPS
                           POSITION(S)      AND                                       OVERSEEN BY          HELD BY
  NAME,                       HELD        LENGTH            PRINCIPAL                 DIRECTOR OR         DIRECTOR
  ADDRESS                     WITH        OF TIME      OCCUPATION(S) DURING             NOMINEE          OR NOMINEE
  AND AGE                     FUND        SERVED          PAST FIVE YEARS             FOR DIRECTOR       FOR DIRECTOR
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT
  DIRECTORS
----------------------------------------------------------------------------------------------------------------------

  Richard H. Francis       Director        Since    Currently retired; Executive            54                None
  c/o Credit Suisse                        1999     Vice President and Chief
  Asset Management, LLC                             Financial Officer of Pan Am
  466 Lexington Avenue                              Corporation and Pan
  New York, New York                                American World Airways,
  10017-3140                                        Inc. from 1988 to 1991
  Age: 70
----------------------------------------------------------------------------------------------------------------------


  Jack W. Fritz            Director      Since      Private investor; Consultant           53            Director of
  2425 North Fish                        1987       and Director of Fritz Broadcasting,                  Advo, Inc.
  Creek Road                                        Inc. and Fritz Communications                        (direct
  P.O. Box 1287                                     (developers and operators of                         mail
  Wilson, Wyoming 83014                             radio stations) since 1987                           advertising)
  Age: 75
----------------------------------------------------------------------------------------------------------------------


  Jeffrey E. Garten        Director      Since      Dean of Yale School of                53             Director of
  Box 208200                              1998      Management and William S.                            Aetna, Inc.;
  New Haven,                                        Beinecke Professor in the Practice                   Director of
  Connecticut                                       of International Trade and Finance;                  Calpine
  06520-8200                                        Undersecretary of Commerce for                       Energy
  Age: 56                                           International Trade from November                    Corporation;
                                                    1993 to October 1995; Professor at                   Director of
                                                    Columbia University from                             CarMax
                                                    September 1992 to November 1993                      Group (used
                                                                                                         car dealers)
----------------------------------------------------------------------------------------------------------------------


                                       15

----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS           OTHER
                                          TERM OF                                       IN FUND            DIRECTOR-
                                          OFFICE1                                       COMPLEX             SHIPS
                           POSITION(S)      AND                                       OVERSEEN BY          HELD BY
  NAME,                       HELD        LENGTH            PRINCIPAL                 DIRECTOR OR         DIRECTOR
  ADDRESS                     WITH        OF TIME      OCCUPATION(S) DURING             NOMINEE          OR NOMINEE
  AND AGE                     FUND        SERVED          PAST FIVE YEARS             FOR DIRECTOR       FOR DIRECTOR
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT
  DIRECTORS
----------------------------------------------------------------------------------------------------------------------

  Peter F. Krogh           Director      Since      Dean Emeritus and Distinguished       53             Member of
  301 ICC                                 2001      Professor of International Affairs                   Board of The
  Georgetown University                             at the Edmund A. Walsh School of                     Carlisle
  Washington, DC 20057                              Foreign Service, Georgetown                          Companies
  Age: 66                                           University; Moderator of PBS                         Inc.; Member
                                                    foreign affairs television series                    of Selection
                                                                                                         Committee
                                                                                                         for Truman
                                                                                                         Scholars and
                                                                                                         Henry Luce
                                                                                                         Scholars;
                                                                                                         Senior
                                                                                                         Associate of
                                                                                                         Center for
                                                                                                         Strategic and
                                                                                                         International
                                                                                                         Studies;
                                                                                                         Trustee of
                                                                                                         numerous
                                                                                                         world affairs
                                                                                                         organizations
----------------------------------------------------------------------------------------------------------------------


  James S. Pasman, Jr.     Director      Since      Currently retired; President and      55             Director of
  c/o Credit Suisse                       1999      Chief Operating Officer of                           Education
  Asset Management, LLC                             National InterGroup, Inc. (holding                   Management
  466 Lexington Avenue                              company) from April 1989 to                          Corp., former
  New York, New York                                March 1991; Chairman of                              Director of
  10017-3140                                        Permian Oil Co. from April 1989                      Tyco Inter-
  Age: 71                                           to March 1991                                        national Ltd.
----------------------------------------------------------------------------------------------------------------------


  Steven N. Rappaport      Director      Since      Partner of Lehigh Court, LLC          54             None
  Lehigh Court, LLC                       1999      since July 2002, President of
  40 East 52nd Street,                              SunGard Securities Finance, Inc.,
  New York, New York                                from 2001 to July 2002; President
  10022                                             of Loanet, Inc. (on-line accounting
  Age: 54                                           service) from 1995 to 2001;
                                                    Director, President, North American
                                                    Operations, and former Executive Vice
                                                    President from 1992 to 1993 of Worldwide
                                                    Operations of Metallurg Inc. (manufacturer
                                                    of specialty metals and alloys); Executive
                                                    Vice President, Telerate, Inc. (provider of
                                                    real-time information to the capital
                                                    markets) from 1987 to 1992; Partner in the
                                                    law firm of Hartman & Craven until 1987
----------------------------------------------------------------------------------------------------------------------


                                       16

----------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                                       PORTFOLIOS           OTHER
                                          TERM OF                                       IN FUND            DIRECTOR-
                                          OFFICE1                                       COMPLEX             SHIPS
                           POSITION(S)      AND                                       OVERSEEN BY          HELD BY
  NAME,                       HELD        LENGTH            PRINCIPAL                 DIRECTOR OR         DIRECTOR
  ADDRESS                     WITH        OF TIME      OCCUPATION(S) DURING             NOMINEE          OR NOMINEE
  AND AGE                     FUND        SERVED          PAST FIVE YEARS             FOR DIRECTOR       FOR DIRECTOR
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT
  DIRECTORS
----------------------------------------------------------------------------------------------------------------------

  INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------


  Joseph D. Gallagher2     Director      N/A        Managing Director and                 60             None
  Credit Suisse Asset      Nominee                  Chief Executive Officer
  Management, LLC                                   of CSAM since 2003;
  466 Lexington Avenue                              Chief Executive Officer
  New York, New York                                and Director of Credit
  10017-3140                                        Suisse Asset Management
  Age: 40                                           Limited, London, England,
                                                    from June 2000 to 2003; Director
                                                    of Credit Suisse Asset Management
                                                    Funds (UK) Limited, London,
                                                    England, from June 2000 to 2003;
                                                    Managing Director, Head - Asian
                                                    Corporate Finance and M&A's, Credit
                                                    Suisse First Boston, Hong Kong,
                                                    China, from January 1998
                                                    to May 1999; and Director,
                                                    Head - Asian Corporate Finance,
                                                    Credit Suisse First Boston,
                                                    Hong Kong, China, from October 1993
                                                    to December 1997


----------------------------------------------------------------------------------------------------------------------


  William W. Priest3       Director      Since      Co-Managing Partner,                  60             None
  Steinberg Priest &                      1999      Steinberg Priest & Sloane Capital
  Sloane Capital                                    Management since March 2001;
  Management                                        Chairman and Managing Director
  12 East 49th Street                               of CSAM from 2000 to February
  12th Floor                                        2001, Chief Executive Officer and
  New York,                                         Managing Director of CSAM from
  New York 10017                                    1990 to 2000
  Age: 61
----------------------------------------------------------------------------------------------------------------------


1 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Gallagher is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is a Director who is an "interested person" of the Funds as defined in the 1940 Act, because he provides consulting services to CSAM.


         The table below shows the dollar range of each nominee's ownership of shares of each Portfolio and of all the Credit Suisse Funds served, or to be served, by the Directors all as of December 31, 2002.

                Nominees' Share Ownership Table by Dollar Range*

  PORTFOLIO
  NAME             FRANCIS FRITZ GALLAGHER GARTEN  KROGH PASMAN  PRIEST RAPPAPORT
---------------------------------------------------------------------------------

  Capital Appreciation
    Fund              C      E       A        A      A      C       A       B
---------------------------------------------------------------------------------

  Capital Funds:
---------------------------------------------------------------------------------

    Tax Efficient
      Fund            A      A       A        A      A      C       A       A
---------------------------------------------------------------------------------

    Large Cap Value
      Fund            A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

    Small Cap
      Value Fund      D      A       A        A      C      A       A       B
---------------------------------------------------------------------------------

  Cash Reserve
  Fund                E      C       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Emerging Growth
    Fund              C      B       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Emerging Markets
    Fund              A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Fixed Income
    Fund              A      E       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Global Fixed
    Income Fund       A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Global Post-
    Venture Capital
    Fund              C      A       A        A      A      A       A       B
---------------------------------------------------------------------------------


                                       18

  PORTFOLIO
  NAME             FRANCIS FRITZ GALLAGHER GARTEN  KROGH PASMAN  PRIEST RAPPAPORT
---------------------------------------------------------------------------------
  Institutional
    Fixed Income
    Fund              A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  Institutional High
    Yield Fund        A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Institutional
    International
    Fund              A      A       A        A      A      C       A       A
---------------------------------------------------------------------------------

  Institutional
    Money Market
    Fund:
---------------------------------------------------------------------------------

    Government
      Portfolio       A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

    Prime Portfolio   A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  International
    Focus Fund        A      E       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Investment
    Grade
    Bond Fund         A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Japan Growth
    Fund              A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Municipal
    Bond Fund         A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  New York
    Municipal
    Fund              A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  New York Tax
    Exempt Fund       A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------


                                       19

  PORTFOLIO
  NAME             FRANCIS FRITZ GALLAGHER GARTEN  KROGH PASMAN  PRIEST RAPPAPORT
---------------------------------------------------------------------------------
  Opportunity Funds:
---------------------------------------------------------------------------------

    High Income
    Fund              A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

    Municipal
    Money Fund        A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

    U.S. Government
    Money Fund        A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  Select Equity
    Fund              A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  Short Duration
    Bond Fund         A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  Small Cap
    Growth Fund       A      A       A        A      A      A       A       B
---------------------------------------------------------------------------------

  Strategic Small
    Cap Fund          A      A       A        A      A      A       A       A
---------------------------------------------------------------------------------

  Aggregate
    Dollar Range
    of Equity
    Securities in
    All Funds
    Overseen by
    Director in
    Family of
    Investment
    Companies         E      E       A        A      D      C       A       D
---------------------------------------------------------------------------------


---------------------
*  Key to Dollar Ranges:
   A.  None
   B.  $1-$10,000
   C.  $10,001-$50,000
   D.  $50,001-$100,000
   E.  Over $100,000

The information as to beneficial ownership is based on statements furnished to the Funds by each Director. Unless otherwise noted, beneficial ownership is based on shared voting and investment power with spouse and/or immediate family.

         Mr. Rappaport informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% equity interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to Sungard Data Systems, Inc. ("Sungard"). Mr. Rappaport sold his shares to Sungard, but remained President of Loanet until December 31, 2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

RESPONSIBILITIES OF THE BOARD-- BOARD AND COMMITTEE MEETINGS

         The Board of Directors of each Fund is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with CSAM. These non-interested Directors have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.

         Each Board meets in person at least quarterly to review the investment performance of the Portfolios and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements. At least annually, the non-interested Directors review the fees paid to CSAM and its affiliates for investment advisory services and administrative and distribution services.

         The Board of each Fund has an Audit Committee and a Nominating Committee, the responsibilities of which are described below. The Board of each Fund does not have a compensation committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

AUDIT COMMITTEE

         In accordance with its written charter adopted by the Board, the Audit Committee oversees the financial reporting process of the Fund and monitors the valuation of portfolio assets. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the audit plan and audit fees charged, and reviews the results of the Fund's annual audit.

NOMINATING COMMITTEE

         The Nominating Committee is charged with the duty of selecting and nominating candidates for election to the Board as Independent Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary.

         The following chart sets forth the number of meetings of the Board, the Audit Committee and the Nominating Committee of each Fund during the calendar year 2002.

                   NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                          DURING THE CALENDAR YEAR 2002

                                        BOARD OF         AUDIT       NOMINATING
                                        DIRECTORS       COMMITTEE     COMMITTEE
NAME OF FUND                             MEETINGS       MEETINGS      MEETINGS

Credit Suisse Capital Appreciation Fund      4              4             2

Credit Suisse Capital Funds                  4              4             2

Credit Suisse Cash Reserve Fund              4              4             2

Credit Suisse Emerging Growth Fund           4              4             2

Credit Suisse Emerging Markets Fund          6              4             2

Credit Suisse Fixed Income Fund              4              4             2

Credit Suisse Global Fixed Income Fund       5              4             2

Credit Suisse Global Post-Venture
  Capital Fund                               6              4             2

Credit Suisse Institutional Fixed
  Income Fund                                4              4             2

Credit Suisse Institutional Fund             5              4             2

Credit Suisse Institutional
  High Yield Fund                            4              4             2

Credit Suisse Institutional
  International Fund                         5              4             2

Credit Suisse Institutional
  Money Market Fund                          4              4             2

Credit Suisse International Focus Fund       6              4             2

                                        BOARD OF         AUDIT      NOMINATING
                                        DIRECTORS      COMMITTEE     COMMITTEE
NAME OF FUND                             MEETINGS       MEETINGS      MEETINGS

Credit Suisse Investment Grade
  Bond Fund                                  4              4             2

Credit Suisse Japan Growth Fund              6              4             2

Credit Suisse Municipal Bond Fund            4              4             2

Credit Suisse New York Municipal Fund        4              4             2

Credit Suisse New York Tax Exempt Fund       5              4             2

Credit Suisse Opportunity Funds              4              4             2

Credit Suisse Select Equity Fund             4              4             2

Credit Suisse Short Duration
  Bond Fund                                  5              4             2

Credit Suisse Small Cap Growth Fund          4              4             2

Credit Suisse Strategic
  Small Cap Fund                             4              4             2

Credit Suisse Trust                          5              4             2

         Each incumbent Director attended at least 75% of the total number of Board meetings and meetings of committees on which he served during each Fund's last full fiscal year.

                               EXECUTIVE OFFICERS

         The following persons are executive officers of each of the Funds:

                             POSITION(S) HELD
                             WITH FUND, TERM
                              OF OFFICE* AND
                              LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
NAME (AGE)                        SERVED                DURING PAST FIVE YEARS
----------                        ------                ----------------------
Laurence R. Smith          Chairman since 2002       Managing Director and
Credit Suisse Asset                                  Global Chief Investment
Management, LLC                                      Officer of CSAM;
466 Lexington Avenue                                 Associated with J.P. Morgan
New York, New York                                   Investment Management
10017-3140                                           from 1981 to 1999
Age: 44

Hal Liebes, Esq.           Vice President and        Managing Director and
Credit Suisse Asset        Secretary since 1999      Global General Counsel of
Management, LLC                                      CSAM; Associated with
466 Lexington Avenue                                 Lehman Brothers, Inc. from
New York, New York                                   1996 to 1997; Associated
10017-3140                                           with CSAM from 1995 to
Age: 38                                              1996; Associated with CS
                                                     First Boston Investment
                                                     Management from 1994 to
                                                     1995; Associated with
                                                     Division of Enforcement,
                                                     U.S. Securities and
                                                     Exchange Commission from
                                                     1991 to 1994

Michael A. Pignataro       Treasurer and Chief       Director and Director of
Credit Suisse Asset        Financial Officer         Fund Administration of
Management, LLC            since 1999                CSAM; Associated with
466 Lexington Avenue                                 CSAM since 1984
New York, New York
10017-3140
Age: 43

Gregory N. Bressler, Esq.  Assistant Secretary       Director and Deputy General
Credit Suisse Asset        since 2000                Counsel of CSAM;
Management, LLC                                      Associated with CSAM
466 Lexington Avenue                                 since January 2000;
New York, New York                                   Associated with the law
10017-3140                                           firm of Swidler Berlin
Age: 36                                              Shereff Friedman LLP from
                                                     1996 to 2000

                             POSITION(S) HELD
                             WITH FUND, TERM
                              OF OFFICE* AND
                              LENGTH OF TIME            PRINCIPAL OCCUPATION(S)
NAME (AGE)                        SERVED                DURING PAST FIVE YEARS
----------                        ------                ----------------------

Kimiko T. Fields, Esq.     Assistant Secretary       Vice President and Legal
Credit Suisse Asset        since 2002                Counsel of CSAM;
Management, LLC                                      Associated with CSAM
466 Lexington Avenue                                 since January 1998
New York, New York
10017-3140
Age: 39

Rocco A. DelGuercio        Assistant Treasurer       Vice President-Fund
Credit Suisse Asset        since 1999                Administration of CSAM;
Management, LLC                                      Associated with CSAM
466 Lexington Avenue                                 since June 1996; Assistant
New York, New York                                   Treasurer, Bankers Trust
10017-3140                                           Co.-- Fund Administration
Age: 39                                              from March 1994 to June
                                                     1996; Mutual Fund
                                                     Accounting Supervisor,
                                                     Dreyfus Corporation from
                                                     April 1987 to March 1994

Joseph Parascondola        Assistant Treasurer       Assistant Vice President -
Credit Suisse Asset        since 2000                Fund Administration of
Management, LLC                                      CSAM since April 2000;
466 Lexington Avenue                                 Assistant Vice President,
New York, New York                                   Deutsche Asset Management
10017-3140                                           from January 1999 to April
Age: 39                                              2000; Assistant Vice
                                                     President, Weiss, Peck &
                                                     Greer LLC from November
                                                     1995 to December 1998

Robert M. Rizza            Assistant Treasurer       Assistant Vice President-
Credit Suisse Asset        Since 2002                Fund Administration of
Management, LLC                                      CSAM since January 2001;
466 Lexington Avenue                                 Associated with CSAM
New York, New York                                   since March 1998; Assistant
10017-3140                                           Treasurer of Bankers Trust
Age: 37                                              Co. from April 1994 to
                                                     March 1998

---------------------
* Each officer serves until his or her respective successor has been duly elected and qualified.

COMPENSATION OF DIRECTORS AND OFFICERS

         No employee of CSAM, State Street Bank and Trust Company ("State Street") or Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Funds' co-administrators, or any of their affiliates, receives any compensation from a Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, State Street, CSAMSI or any of their affiliates receives an annual fee of $750 and $250 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

                The following Compensation Table provides in tabular form the following data:

                Column (1) Name of each Fund from which each Director receives compensation.

                Column (2) Aggregate compensation received by each Director of each Fund during the calendar year 2002 and total compensation received by each Director from the 60 investment companies comprising the Credit Suisse Funds (collectively, the "Fund Complex") during the calendar year 2002.

         The Directors do not receive any pension or retirement benefits from any Fund in the Fund Complex.

                               COMPENSATION TABLE

                                                               (2)
                                                     AGGREGATE COMPENSATION
                               --------------------------------------------------------------
          (1)
     NAME OF FUND                 FRANCIS      FRITZ    GARTEN     KROGH    PASMAN  RAPPAPORT
---------------------------------------------------------------------------------------------
Capital Appreciation
  Fund                          $2,189.29  $1,939.29 $2,189.29 $2,189.29 $2,189.29  $2,189.29

Capital Funds

    Tax Efficient Fund           1,116.65     866.65  1,116.75  1,116.65  1,116.65   1,116.65

    Large Cap Value Fund         1,116.67     866.67  1,116.67  1,116.67  1,116.67   1,116.67

    Small Cap Value Fund         1,116.68     866.68  1,116.68  1,116.68  1,116.68   1,116.68

Cash Reserve Fund                2,812.50   2,562.50  3,062.50  2,812.50  2,812.50   3,037.50

Emerging Growth Fund             2,100.00   1,850.00  2,100.00  2,100.00  2,100.00   2,100.00

Emerging Markets Fund            2,562.50   2,312.50  2,312.50  2,562.50  2,562.50   2,787.50

Fixed Income Fund                2,100.00   1,850.00  2,100.00  2,100.00  2,100.00   2,100.00

Global Fixed Income Fund         2,350.00   2,100.00  2,100.00  2,350.00  2,350.00   2,350.00


                                       26

                                                               (2)
                                                     AGGREGATE COMPENSATION
                               --------------------------------------------------------------
          (1)
     NAME OF FUND                 FRANCIS      FRITZ    GARTEN     KROGH    PASMAN  RAPPAPORT
---------------------------------------------------------------------------------------------
Global Post-Venture
  Capital Fund                  $2,560.00  $2,310.00 $2,310.00 $2,560.00 $2,560.00  $2,800.00

Institutional Fixed
  Income Fund                    1,812.50   1,562.50  1,812.50  1,812.50  1,812.50   1,887.50

Institutional Fund

    Capital Appreciation
      Portfolio                    920.00     670.00    920.00    920.00    920.00     920.00

    Harbinger Portfolio*

    International Focus
      Portfolio                  1,170.00     920.00    920.00  1,170.00  1,170.00   1,170.00

    Investment Grade Fixed
      Income Portfolio             625.00     375.00    625.00    625.00    625.00     625.00

    Large Cap Value
      Portfolio                    920.00     670.00    920.00    920.00    920.00     920.00

    Select Equity Portfolio        920.00     670.00    920.00    920.00    920.00     920.00

    Small Cap Growth
      Portfolio                    946.98     696.98    946.98    946.98    946.98     946.98

    Institutional High
      Yield Fund                 1,812.50   1,562.50  1,812.50  1,812.50  1,812.50   1,887.50

Institutional International
  Fund                           2,312.50   1,812.50  1,812.50  2,312.50  2,312.50   2,387.50

Institutional Money
  Market Fund

    Government Portfolio           906.25     906.25    906.25    906.25    906.25     981.25

    Prime Portfolio                906.25     906.25    906.25    906.25    906.25     981.25

International Focus Fund         2,557.50   2,307.50  2,307.50  2,557.50  2,557.50   2,812.50

Investment Grade
  Bond Fund                      2,100.00   1,850.00  2,100.00  2,100.00  2,100.00   2,100.00

Japan Growth Fund                2,562.50   2,312.50  2,312.50  2,562.50  2,562.50   2,787.50

Municipal Bond Fund              1,812.50   1,562.50  1,812.50  1,812.50  1,812.50   1,887.50

New York Municipal Fund          2,100.00   1,850.00  2,100.00  2,100.00  2,100.00   2,100.00

New York Tax Exempt Fund         3,062.50   2,812.50  3,062.50  3,062.50  3,062.50   3,287.50

Opportunity Funds

    High Income Fund               865.63     615.63    865.63    865.63    865.63     865.63

    Municipal Money Fund           993.76     743.76    993.76    993.76    993.76     993.76

    U.S. Government
      Money Fund                   865.63     615.63    865.63    865.63    865.63     865.63


                                       27

                                                               (2)
                                                     AGGREGATE COMPENSATION
                               --------------------------------------------------------------
          (1)
     NAME OF FUND                 FRANCIS      FRITZ    GARTEN     KROGH    PASMAN  RAPPAPORT
---------------------------------------------------------------------------------------------
Select Equity Fund              $1,812.50  $1,562.50 $1,812.50 $1,812.50 $1,812.50  $1,887.50

Short Duration Bond Fund           625.00     375.00    625.00    625.00    625.00     625.00

Small Cap Growth Fund            2,100.00   1,850.00  2,100.00  2,100.00  2,100.00   2,100.00

Strategic Small Cap Fund
Credit Suisse Trust

    Blue Chip Portfolio            201.35     173.57    201.35    201.35    201.35     218.05

    Emerging Growth
      Portfolio                    326.35     173.57    326.35    326.35    326.35     352.42

    Emerging Markets
      Portfolio                    388.85     361.07    326.35    388.85    388.85     414.92

    Global Post-Venture
      Capital Portfolio            388.85     361.07    326.35    388.85    388.85     414.92

    Global Technology
      Portfolio                    388.85     361.07    326.35    388.85    388.85     414.92

    International Focus
      Portfolio                    388.85     361.07    326.35    388.85    388.85     414.92

    Large Cap Value Portfolio      326.35     298.57    326.35    326.35    326.35     352.42

    Small Cap Growth
      Portfolio                    326.35     298.57    326.35    326.35    326.35     352.42

    Small Cap Value Portfolio      326.35     298.57    326.35    326.35    326.35     352.42
--------------------------------------------------------------------------------------------------

Total Compensation from         $82,014.67 $64,639.65 $71,514.67 $75,014.67 $110,014.67 $84,359.93
  the Funds and Fund Complex
  Paid to each Director

* The Harbinger Portfolio commenced operations on January 16, 2003. Therefore, the Directors' compensation during the calendar year 2002 is not available.

         Messrs. Gallagher and Priest are an "interested persons" of the Funds and, accordingly, receive no compensation from any Fund or any other investment company in the Fund Complex.

REQUIRED VOTE

         Election of each of the listed nominees for Director of a Fund requires the affirmative vote of a plurality of the votes of that Fund cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected.

         THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF EACH OF THE NOMINEES LISTED IN THIS PROPOSAL 1.

                                 PROPOSAL 2(a):

FOR THE SHAREHOLDERS OF CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND, CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, CREDIT SUISSE MUNICIPAL BOND FUND AND CREDIT SUISSE SELECT EQUITY FUND:
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

INTRODUCTION

         The current advisory contracts for each of the Funds listed immediately above (the "BEA Legacy Funds") terminated on April 17, 2000 due to an administrative error. Consequently, shareholders of each BEA Legacy Fund are being asked to approve a new investment advisory agreement (each a "New Advisory Agreement"). The proposed agreements are essentially identical to the agreements previously approved by the BEA Legacy Funds' shareholders and Board of Directors. A form of New Advisory Agreement for each Fund is attached as Exhibit B to this proxy statement.

Prior Board Approval of the Advisory Agreements

         Legal Background

         Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both (i) the fund's board of directors (including a majority of its Independent Directors and (ii) the fund's shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the fund's board of directors, including a majority of its Independent Directors. In the event that a fund's board fails to approve of the fund's investment advisory agreements at least annually, the agreements will automatically lapse. As a result, the fund would no longer have a valid advisory agreement and must arrange for a new agreement to be adopted by the fund's board and shareholders, as required by Section 15.

         Sequence of Events

         Each of the BEA Legacy Funds was a successor to a portfolio of The RBB Fund, Inc. and became part of the Credit Suisse Funds (then called Warburg Pincus Funds) on October 26, 1998. Each of the BEA Legacy Funds had an advisory agreement dated October 26, 1998 (each, an "Original Advisory Agreement"), which contained a provision to the effect that the agreement would remain in effect until April 17, 2000 and thereafter for successive annual periods if approved annually. All of the BEA Legacy Funds were advised by CSAM, then known as BEA Associates.

         The reason the Original Advisory Agreements were structured with this fixed termination date was to keep the BEA Legacy Funds on the same contract renewal schedule as all of the other funds deemed a part of the Credit Suisse Fund complex, as the Boards of all Funds in the complex typically held a contract renewal meeting in early April each year.

         In March 1999, the relevant Boards of Directors met to consider new advisory contracts for the funds ("Former Warburg Funds") advised by Warburg Pincus Asset Management, Inc. ("WPAM"), which would terminate upon the acquisition of WPAM (the "Acquisition"). These new agreements, which required shareholder approval, did not specify a particular termination date, but provided that they would continue for an initial two year period and then for successive annual periods if approved annually. The BEA Legacy Funds' agreements were not modified at this time to have the same language since, because they were advised by CSAM and not WPAM, they would not terminate as a result of the Acquisition and had one year and one month left on their initial terms. Between March 1999 and April 17, 2000, a board meeting was not held to approve the advisory agreements of the BEA Legacy Funds. Therefore, these advisory agreements lapsed on April 17, 2000.

         Shareholder approval of the new contracts for the Former Warburg Funds having been obtained, these contracts were dated July 9, 1999 and did not need to be reconsidered by their Boards of Directors for two years. A contract renewal meeting for the Credit Suisse Fund complex was next held on November 16, 2000, by which time the BEA Legacy Funds' advisory agreements had inadvertently terminated by their terms.

         Neither the Boards of Directors, Fund Counsel nor CSAM was aware that the Original Advisory Agreements had terminated, and so the Original Advisory Agreements were presented to the Boards and approved, without change, on November 16, 2000 and November 12, 2001. At the time the contracts were presented, because they had not been approved by the Board prior to April 17, 2000, the Original Advisory Agreements were not in full compliance with the requirements in the 1940 Act, relating to annual Board approval of advisory contracts. The subsequent approvals in November 2000 and 2001 did not revive the Original Advisory Agreements.

Current Shareholder Approval

         Having determined that each BEA Legacy Fund was without a valid investment advisory agreement, the Adviser ceased being paid fees under the terminated contracts as of October 1, 2002. Then, the Adviser requested each BEA Legacy Fund's Board to consider approving a new advisory agreement essentially identical to the one that lapsed in April 2000. At its December 12, 2002 meeting, the Board of each BEA Legacy Fund approved a New Advisory Agreement and determined that the agreement should be submitted to the Fund's shareholders for their approval.

         At the December 12, 2002 meeting, the Board of each BEA Legacy Fund was also asked to consider whether the Adviser may retain those advisory fees that had been paid or which were payable to the Adviser since April 18, 2000 under the Original Advisory Agreement. Having so approved, the Board determined that each BEA Legacy Fund's shareholders should also vote on whether to permit the Adviser to retain those fees received or which were payable since April 18, 2000 through the time that the BEA Legacy Fund's shareholders approve a New Advisory Agreement AND RECOMMENDED THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

Original Advisory Agreements

         On July 20, 1998 the sole initial shareholder of each Fund, in accordance with the requirements of the 1940 Act, approved an Original Advisory Agreement between each of the Funds and the Adviser. The Original Advisory Agreement provided that it would remain in effect until April 17, 2000 and would continue for successive annual periods thereafter if approved by a majority of the Directors, including a majority of the Independent Directors.

         When the Board approved the continuation of the Original Advisory Agreements on November 16, 2000 and November 12, 2001, the Board was unaware that the Agreements had already lapsed on April 18, 2000. At those Board meetings held on November 16, 2000 and November 12, 2001, the Board's intent, nonetheless, was to continue the Original Advisory Agreements with the Adviser uninterrupted for the next year, and but for the technical oversight, the Agreements would have been continued. Despite the termination of the Original Advisory Agreements, the Adviser has continued to provide the Funds with the services called for under those Agreements.

         For the fiscal year ended August 31, 2002, the investment advisory fees paid by each Fund and applicable fee waivers and/or reimbursements of expenses were as follows:

                                 FEES PAID
                            (AFTER WAIVERS AND
FUND                          REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
----                          --------------         -------      --------------
Credit Suisse Institutional
  Fixed Income Fund              $1,524,721          $216,189          $      0

Credit Suisse Institutional
  High Yield Fund                $  420,970          $269,003          $      0

Credit Suisse Institutional
  International Fund             $1,732,357          $      0          $      0

Credit Suisse Municipal
  Bond Fund                      $        0          $138,546          $145,536

Credit Suisse Select
  Equity Fund                    $        0          $115,720          $218,811

Proposed New Advisory Agreements

         With the exceptions set forth below, the terms of the New Advisory Agreement for each Fund approved by the Board on December 12, 2002 and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreement for that Fund. The only differences between the two are (i) their effective dates and termination provisions and (ii) the New Advisory

Agreement contains a limited license to use the Credit Suisse name (and variants of it) while CSAM is the adviser whereas the Original Advisory Agreement contained a license to use the former adviser's names. The Adviser will continue to serve as investment adviser to each of the Funds, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision. These investment management services will be identical to the services provided under the Original Advisory Agreements and to the services provided since April 18, 2000. Likewise, the Adviser's compensation for these services, expressed as an annual rate of each Fund's net assets, remains unchanged under the New Advisory Agreements.

         Pursuant to each New Advisory Agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. The Adviser is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that the Adviser may incur in performing its services under a New Advisory Agreement, the Adviser pays the compensation, fees and related expenses of all Directors who are affiliated persons of the Adviser or any of its subsidiaries.

         Under the New Advisory Agreements, the Adviser is entitled to investment advisory fees equal to the following percentage of each Fund's average daily net assets on an annualized basis:

      Fund                                              Investment Advisory Fee*
      ----                                              ------------------------

      Credit Suisse Institutional Fixed Income Fund     0.375%

      Credit Suisse Institutional High Yield Fund       0.70%

      Credit Suisse Institutional International Fund    0.80%

      Credit Suisse Municipal Bond Fund                 0.70%

      Credit Suisse Select Equity Fund                  0.75%


---------------------
* As a percentage of average daily net assets.

         These advisory fees are identical to those under the Original Advisory Agreements.

         Finally, each New Advisory Agreement will run for an initial term of two years and annually thereafter so long as it is approved by a majority of the Directors of the particular Fund, including a majority of the Independent Directors. A New Advisory Agreement for a Fund is terminable at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Fund, or upon 90 days' written notice, by the Adviser. Each New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Board Deliberations

         In approving a Fund's New Advisory Agreement, the Board of that Fund is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of that Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's-length bargaining.

         At the December 12, 2002 Board meeting, the Directors of each Fund considered the similarity of the New Advisory Agreement to the Original Advisory Agreement for the Fund and the fact that the Board had intended to continue the Original Advisory Agreement in November 2000 and again in November 2001. In determining whether or not it was appropriate to approve the New Advisory Agreement and to recommend approval to shareholders, the Directors considered various materials and representations provided by the Adviser, with respect to each Fund separately, including information relating to the following factors:
(i) the extent and quality of investment advisory services each Fund will receive for the advisory fee payable under the Agreement; (ii) the fees charged to other clients for comparable services; (iii) the fees charged by other investment advisers providing comparable services to similar investment companies; (iv) comparative information on the net asset value, yield and total return per share of each Fund with those of other funds with comparable investment objectives and size; (v) the total of all assets managed by the Adviser and the total number of investment companies and other clients that it services; (vi) the Adviser's profitability; (vii) the extent to which the Adviser receives benefits such as research services as a result of the brokerage generated by the Funds; (viii) the organizational and financial soundness of the Adviser in light of the needs of each Fund on an on-going basis; (ix) the conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry; (x) the historical relationship between each Fund and the Adviser; and (xi) other factors deemed relevant by the Board.

         The Board noted that the fees under the New Advisory Agreements were unchanged from those under the Original Advisory Agreements and that those fees were within the range of fees charged by other investment advisors with respect to similar funds. The Board also viewed the fees as reasonable and fair in relation to the advisory services provided, having reviewed both fund performance and fund expenses, among other things. After considering relevant factors, the Directors, including all of the Independent Directors, approved the New Advisory Agreement for each Fund. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

Information About CSAM and its Affiliates

         Information about CSAM, its managers and principal executive officers, including those who are also officers of the Funds, CSAM's investment company clients, the Funds' brokerage policies and the officers of CSAM is presented in Exhibit C.

         CSAMSI, an affiliate of CSAM, serves as co-administrator and distributor to the Funds. Exhibit D sets forth the fees paid to CSAMSI by the Funds for services provided to the Funds during the most recent fiscal year. CSAMSI will continue to serve as co-administrator and distributor to the Funds after Proposal 2 is approved by the shareholders.

Required Vote

         Approval of Proposal 2 for a Fund requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, of that Fund, which means the vote of 67% or more of the voting securities of that Fund entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

         THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

                                 PROPOSAL 2(b):

FOR THE SHAREHOLDERS OF CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND, CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND, CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND, CREDIT SUISSE MUNICIPAL BOND FUND AND CREDIT SUISSE SELECT EQUITY FUND: TO APPROVE THE RETENTION OR PAYMENT OF FEES PAID OR PAYABLE TO THE ADVISER

         Despite the inadvertent expiration of the Original Advisory Agreements on April 17, 2000, the Adviser has continued to provide the Funds with uninterrupted investment advisory services called for under the Original Advisory Agreements that include, but are not limited to, regularly providing investment advice to each of the Funds and continuously supervising the investment and reinvestment of cash, securities and other assets for the Funds. From April 18, 2000 until October 1, 2002, each Fund has compensated the Adviser for these services in an amount equal to the percentage of each Fund's average daily net assets stated in the Original Advisory Agreements. Since October 1, 2002, following the discovery of the invalidity of these Original Advisory Agreements, the fees payable to the Adviser have been retained by the Fund pending the resolution of this matter. During this same period the Adviser has also continued to honor its expense limitation commitments to the Funds. Through September 2002, each Fund, its Board of Directors and the Adviser were unaware that the Original Advisory Agreement had expired due to the administrative error described above, and so the Funds' payments of the Adviser's fees were made under the belief that the Adviser's services were being performed according to valid advisory agreements.

         For the period April 18, 2000 through December 31, 2002, the investment advisory fees paid or payable by each Fund, and applicable fee waivers and/or reimbursements, were as follows:

                           FEES PAID OR PAYABLE
                            (AFTER WAIVERS AND
FUND                          REIMBURSEMENTS)        WAIVERS      REIMBURSEMENTS
----                          ---------------        -------      --------------
Credit Suisse Institutional
  Fixed Income Fund              $3,641,892          $526,033          $      0

Credit Suisse Institutional
  High Yield Fund                $1,040,504          $614,006          $      0

Credit Suisse Institutional
  International Fund             $5,205,015          $      0          $      0

Credit Suisse Municipal
  Bond Fund                      $ (185,295)         $276,290          $246,118

Credit Suisse Select
  Equity Fund                    $ (412,284)         $237,583          $447,685

         The Adviser, relying on equitable principles, sought Board approval to allow the Adviser to avoid an economic burden and retain all payments, and be paid all unpaid amounts, as compensation for services provided, and to be provided, since April 18, 2000 through the effective date of the New Advisory Agreement. In granting their unanimous approval, the Directors, who were represented by independent counsel (as defined in the 1940 Act) who reviewed the legal issues presented to the Board in connection with the termination of the Funds' advisory arrangements, considered the nature of the continuing relationship between the Adviser and the Funds, the Adviser's willingness to subsidize the Funds' operations, and the nature and the quality of the services it has performed for the Funds since April 18, 2000. The Directors also considered that:

         o the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act or rules thereunder should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act;

         o the Funds and their shareholders have experienced no economic harm during the applicable period as a result of the inadvertent termination of the Original Advisory Agreements, and the amounts that were paid and are payable would have been no more than what the Funds would have paid had the Original Advisory Agreements remained in effect;

         o but for failing to meet the technical requirements of the 1940 Act, the Board had intended that the Original Advisory Agreements continue uninterrupted since April 2000;

         o the Adviser has agreed to pay for the costs of soliciting shareholder approval of the New Advisory Agreements and the ratification of the retention of its advisory fees; and

         o should Board or shareholder approval be withheld, the Adviser could seek to retain some or all of these payments (and be paid some or all of the unpaid amounts) through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Original Advisory Agreements, the unintended lapse of which had resulted from a simple administrative error.

Required Vote

         Having been advised of the equitable standard to be applied under
Section 47(b) of the 1940 Act should the Funds seek to rescind the terminated contracts and the costs likely to be involved in such litigation and having considered the absence of harm to Fund shareholders and the windfall that would result to shareholders from a rescission of the terminated contracts, the Board of each Fund unanimously approved the Adviser's request that it be permitted to retain all fees paid, and all fees payable, to the Adviser since April 18, 2000 through the effective date of the New Advisory Agreements. The Board of each Fund then determined to submit the matter for approval by the Fund's shareholders. Approval of Proposal 2(b) requires the vote of a majority of the shares of each Fund voting on the Proposal, in person or by proxy at the Special Meeting.

         THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" APPROVAL OF THE PAYMENT OF ALL FEES PAID AND PAYABLE TO THE ADVISER DURING THE APPLICABLE PERIOD.

                                   PROPOSAL 3:

         FOR THE SHAREHOLDERS OF CREDIT SUISSE HIGH INCOME FUND, CREDIT SUISSE MUNICIPAL MONEY FUND AND CREDIT SUISSE U.S. GOVERNMENT MONEY FUND, EACH A PORTFOLIO OF CREDIT SUISSE OPPORTUNITY FUNDS: TO APPROVE AN AMENDED DISTRIBUTION PLAN FOR EACH CLASS OF EACH PORTFOLIO

         Shareholders of each class of each Portfolio are being asked to approve the amended distribution plan for the Portfolio pursuant to Rule 12b-1 under the 1940 Act, as follows (each a "Proposed Distribution Plan," together the "Proposed Distribution Plans"):

--------------------------------------------------------------------------------
      NAME OF THE PROPOSED        APPROVAL BY THE
   APPLICABLE PORTFOLIO/CLASS     DISTRIBUTION PLAN           APPLICABLE CLASS
--------------------------------------------------------------------------------
  Credit Suisse High           Plan of Distribution        Class A shareholders
  Income Fund/Class A          Pursuant to                 and Class B
                               Rule 12b-1 -                shareholders,*
                               Class A Shares              voting separately
--------------------------------------------------------------------------------

  Credit Suisse High           Plan of Distribution        Class B shareholders
  Income Fund/Class B          Pursuant to Rule 12b-1 -
                               Class B Shares
--------------------------------------------------------------------------------

  Credit Suisse High           Plan of Distribution        Class C shareholders
  Income Fund/Class C          Pursuant to Rule 12b-1 -
                               Class C Shares
--------------------------------------------------------------------------------

  Credit Suisse High           Shareholder Servicing       Common Class
  Income Fund/                 and Distribution Plan       shareholders
  Common Class
--------------------------------------------------------------------------------

  Credit Suisse Municipal      Plan of Distribution        Class A shareholders
  Money Fund/Class A**         Pursuant to Rule 12b-1 -
                               Class A Shares
--------------------------------------------------------------------------------

  Credit Suisse U.S.           Plan of Distribution        Class A shareholders
  Government Money             Pursuant to Rule 12b-1 -
  Fund/Class A**               Class A Shares
--------------------------------------------------------------------------------

* Class B shareholders of the Credit Suisse High Income Fund are entitled to vote, as a separate class, on the Proposed Distribution Plan for the Class A shares because their shares will convert to Class A shares if they are held for certain periods of time. If Proposal 3 is not approved by the Class A shareholders of the Fund, the Board will reevaluate the matter and consider alternatives. If the proposal is approved by Class A shareholders but not by Class B shareholders, the Fund may elect to establish a new class which provides the Class B shareholders with substantially the same terms as the current Class A.

** The change of the name of the class from Common Class to Class A became effective on or about February 28, 2003.

         The Board, including a majority of the Independent Directors (each of whom has no direct or indirect financial interest in the operation of the Proposed Distribution Plans or any agreements related to the Plans), unanimously approved the Proposed Distribution Plans on December 12, 2002, subject to the approval of the holders of shares of the applicable class(es) of each Portfolio. The terms of the Proposed Distribution Plans will be essentially identical to those of the plans that were adopted by the shareholders on the dates listed below except that the existing plans are "reimbursement"-type plans while the Proposed Distribution Plans are "compensation"-type plans (as discussed in more detail below) and there could be material differences in the payments made to the distributor. Forms of the Proposed Distribution Plans are attached as Exhibit E-1, E-2, E-3, E-4 and E-5 respectively.

Current Distribution Plans

         Each of the Portfolios has adopted a "reimbursement"-type of distribution plan pursuant to Rule 12b-1 under the 1940 Act, with respect to each class of shares. Payment may be made by the Portfolio under each distribution plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of shares of the Portfolio. Under each such reimbursement plan, the Portfolio agrees to reimburse the distributor, CSAMSI, for eligible expenses, subject to the following maximum amounts (the dates the shareholders adopted the plans and the dates of the last amendment, if any, are listed in parenthesis):

--------------------------------------------------------------------------------
                        COMMON
      FUND               CLASS          CLASS A*        CLASS B         CLASS C
--------------------------------------------------------------------------------
 Credit Suisse High       .25%           .50%            1.00%           1.00%
 Income Fund            (8/3/00)       (2/22/99)       (2/22/99)       (2/25/00)
--------------------------------------------------------------------------------
 Credit Suisse                           .40%
 Municipal Money                       (1/24/97)
 Fund**
-------------------                    ---------
 Credit Suisse                           .40%
 U.S. Government                       (1/24/97)
 Money Fund**
--------------------------------------------------------------------------------


* A fee of 0.25% is currently being charged. This fee can be increased by Board action, without the necessity of shareholder approval. CSAMSI is not seeking such an increase.

** The Class A shares of these Funds were called Common Class shares prior to on or about February 28, 2003.

For the most recent fiscal year, the Funds paid the following amounts to CSAMSI pursuant to each distribution plan*:


--------------------------------------------------------------------------------
                        Common
      Fund               Class           Class A        Class B         Class C
--------------------------------------------------------------------------------
 Credit Suisse
 High Income Fund        $3,232        $ 19,965         $28,342         $13,570
--------------------------------------------------------------------------------
 Credit Suisse
 Municipal Money
 Fund**                                $ 77,848
-----------------                      --------
 Credit Suisse
 U.S. Government
 Money Fund**                          $158,320
--------------------------------------------------------------------------------

*  A portion of these amounts were paid by CSAMSI to its affiliates.

** The Class A shares of these Funds were previously called Common Class shares.

         The amount of fees and expenses each Portfolio actually has paid under its Plan during its most recent fiscal year, as well as the amount of fees and expenses that each Portfolio would have paid if the Proposed Distribution Plan had been in effect for the last fiscal year, are shown below. All payments have been, or would be, made to CSAMSI.

         For the fiscal year ended October 31, 2002.

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

                                                    High Income Fund
                       ------------------------------------------------------------------------
                          Common Class        Class A           Class B             Class C
                       ----------------- ----------------  -----------------  -----------------
                       Actual            Actual            Actual             Actual
                        2002   Pro Forma  2002  Pro Forma   2002   Pro Forma   2002   Pro Forma
                       ------------------------------------------------------------------------
Management fee          0.70%     0.70%   0.70%   0.70%     0.70%     0.70%    0.70%    0.70%
Service/distribution
(12b-1) fees            0.25%     0.25%   0.25%   0.25%     1.00%     1.00%    1.00%    1.00%
Other expenses          2.19%     2.19%   2.12%   2.12%     2.12%     2.12%    2.12%    2.12%
                       ------------------------------------------------------------------------

Total annual fund
  operating expenses*   3.14%     3.14%   3.07%   3.07%     3.82%     3.82%    3.82%    3.82%
                       ========================================================================


* Actual fees and expenses for the fiscal year 2002 (after waivers and reimbursements) and Pro Forma information based on those fees and expenses are:


   Expenses after Waivers and Reimbursements
   -----------------------------------------

                                                    High Income Fund
                       ------------------------------------------------------------------------
                          Common Class         Class A          Class B              Class C
                       ----------------- ----------------  -----------------  -----------------
                       Actual            Actual            Actual             Actual
                        2002   Pro Forma  2002  Pro Forma   2002   Pro Forma   2002   Pro Forma
                       ------------------------------------------------------------------------
   Management fee       0.00      0.00    0.00    0.00      0.00      0.00     0.00     0.00
   Service/distribution
     (12b-1) fees       0.25%     0.25%   0.25%   0.25%     1.00%     1.00%    1.00%    1.00%
   Other expenses       0.85%     0.85%   0.85%   0.85%     0.85%     0.85%    0.85%    0.85%
                       ------------------------------------------------------------------------

   Net annual fund
     operating expenses 1.10%     1.10%   1.10%   1.10%     1.85%     1.85%    1.85%    1.85%
                       ========================================================================

                         Municipal Money Fund         U.S. Government Money Fund
                                Class A                        Class A
                       -------------------------      --------------------------
                        Actual 2002    Pro Forma        Actual 2002    Pro Forma
                       ---------------------------------------------------------
Management fee                0.40%        0.40%              0.40%        0.40%
Service/distribution
(12b-1) fees                  0.10%        0.25%              0.20%        0.25%
Other expenses                0.40%        0.40%              0.49%        0.49%
                       ---------------------------------------------------------

Total annual fund
  operating expenses*         0.90%        1.05%              1.09%        1.14%
                       =========================================================

* Actual fees and expenses for the fiscal year 2002 (after waivers and reimbursements) and Pro Forma information based on those fees and expenses are:

   Expenses after Waivers and Reimbursements
   -----------------------------------------

                         Municipal Money Fund         U.S. Government Money Fund
                                Class A                        Class A
                       -------------------------      --------------------------
                        Actual 2002    Pro Forma        Actual 2002    Pro Forma
                       ---------------------------------------------------------
   Management fee             0.40%        0.25%              0.21%        0.16%
   Service/distribution
     (12b-1) fees             0.10%        0.25%              0.20%        0.25%
   Other expenses             0.40%        0.40%              0.49%        0.49%
                       ---------------------------------------------------------

   Net annual fund
     operating  expenses      0.90%        0.90%              0.90%        0.90%
                       =========================================================

         The Example below shows the effect of the Proposed Distribution Plans on Portfolio expenses. The Example assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return, paid the maximum applicable sales charges and closed your account at the end of each of the time periods shown and that the expense ratios are as listed above (before any expense waivers or reimbursements). For Class B shares, the Example also assumes the automatic conversion to Class A shares after eight years.

HIGH INCOME FUND

            Common Class           Class A             Class B            Class B              Class C            Class C
         ---------------------------------------------------------------------------------------------------------------------
                                                                       Redemption                                Redemption
                                                                         at End                                     at End
                                                   No Redemption        of Period           No Redemption         of Period
         Actual       Pro     Actual       Pro    Actual       Pro    Actual       Pro    Actual       Pro    Actual       Pro
           2002     Forma       2002     Forma      2002     Forma      2002     Forma      2002     Forma      2002     Forma
         ---------------------------------------------------------------------------------------------------------------------
Year 1   $  317    $  317     $  770    $  770    $  384    $  384    $  784    $  784    $  384    $  384    $  484    $  484
Year 3   $  969    $  969     $1,378    $1,378    $1,166    $1,166    $1,366    $1,366    $1,166    $1,166    $1,166    $1,166
Year 5   $1,645    $1,645     $2,009    $2,009    $1,967    $1,967    $1,967    $1,967    $1,967    $1,967    $1,967    $1,967
Year 10  $3,448    $3,448     $3,697    $3,697    $3,892    $3,892    $3,892    $3,892    $3,892    $3,892    $3,892    $3,892

                       Municipal Money Fund           U.S. Government Money Fund
                              Class A                           Class A
                      -----------------------        ---------------------------
                      Actual 2002   Pro Forma          Actual 2002    Pro Forma
                      -----------------------          ------------------------
Year 1                   $   92       $  107             $  111       $  116
Year 3                   $  287       $  334             $  347       $  362
Year 5                   $  498       $  579             $  601       $  628
Year 10                  $1,108       $1,283             $1,329       $1,386

Proposed Distribution Plans

         The terms of the Proposed Distribution Plans approved by the Board pursuant to Rule 12b-1 and proposed for shareholder approval are similar in all material respects to the Current Distribution Plans except that they are "compensation"-type plans and there could be material differences in the payments made to the distributor. Under the Proposed Distribution Plans, the annual level of payment is fixed in advance, regardless of whether CSAMSI incurs more or less expenses than the fixed level. Under the Proposed Distribution Plans, to the extent that expenses are below the maximum amount, then CSAMSI would profit under a compensation plan, and to the extent that a Portfolio's distribution expenses exceed amounts payable under the proposed compensation plans, CSAMSI would incur a loss. Currently, CSAMSI incurs more expenses than the maximum amount for each class of the Credit Suisse High Income Fund and less expenses than the maximum amount for the Municipal Money and U.S. Government Money Funds. If the Funds adopt the Proposed Distribution Plans, under the current expense levels, CSAMSI would continue to lose money on each class of the Credit Suisse High Income Fund, but would earn a profit on the Credit Suisse Municipal Money and Credit Suisse U.S. Government Money Funds. Based on assets as of October 31, 2002, CSAMSI would have earned a profit of $70,800 and $23,900 for the Credit Suisse Municipal Money and Credit Suisse U.S. Government Funds, respectively, had the Proposed Distribution Plans been in effect at a .25% level.

         Each Proposed Distribution Plan will continue in effect as to each Portfolio from year to year if specifically approved annually (a) by the majority of such Portfolio's outstanding voting shares or by the Board of Directors and (b) by the vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plans. While a Plan remains in effect, CSAMSI shall prepare and furnish to the Board of Directors a written report setting forth the amounts spent by each Portfolio under the Distribution Plan and the purposes for which such expenditures were made. A Proposed Distribution Plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Distribution Plan must be approved by the Board and by the Independent Directors who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called specifically for that purpose.

Board Deliberations

         CSAMSI informed the Board that by converting to a compensation plan, CSAMSI will be able to charge the maximum amount on an ongoing basis, which will have the effect of smoothing out fluctuations in distribution-related expenses payable by the Funds. In CSAMSI's view, the change will also promote administrative efficiency in the Credit Suisse Fund family, since all other funds in the complex have compensation-type 12b-1 plans. Data was presented to the Board showing that currently, CSAMSI incurs more expenses than the maximum amount for each class of the Credit Suisse High Income Fund and less expenses than the maximum amount for the Municipal Money and U.S. Government Money Funds. If the Funds adopt the Proposed Distribution Plans, under the current expense levels, CSAMSI would continue to lose money on each class of the Credit Suisse High Income Fund, but would earn a profit on the Credit Suisse Municipal Money and Credit Suisse U.S. Government Money Funds.

         In approving each Proposed Distribution Plan and in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Directors, including the Independent Directors (each of whom has no direct or indirect financial interest in the operation of the Proposed Distribution Plan or in any agreements related to the Plans), considered various factors, including (i) whether the Distribution Plan will result or has resulted in a benefit to the Funds' shareholders by resolving or alleviating existing problems or circumstances of the Funds, (ii) the merits of alternative distribution methods, (iii) the interrelationship between the Proposed Distribution Plan and the activities of other persons financing the distribution of Fund shares and (iv) the extent to which third parties may benefit from the Proposed Distribution Plan and how these benefits compare to the benefits experienced by the Funds from the Proposed Distribution Plan.

         The Board considered there to be a benefit in terms of administrative ease in conforming those Funds' 12b-1 plans to those of other Credit Suisse Funds. They also noted that the Funds' net expenses were not expected to be affected by the change but that the gross expenses for the Municipal Money and U.S. Government Money Funds were expected to increase. The Board recognized that distribution-related expenses can vary and that CSAMSI had historically been willing to expend amounts exceeding 12b-1 fees it receives to promote sales of shares of Credit Suisse Funds. Based on these and other factors, the Board determined that there is a reasonable likelihood that each Proposed Distribution Plan will benefit each Portfolio and its shareholders.

Required Vote

         Approval of Proposal 3 requires the vote of a "majority of the outstanding voting securities" of each class of each Portfolio entitled to vote on the Proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of each such class entitled to vote on the Proposal that are present at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

         THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS (EACH OF WHOM HAS NO DIRECT OR INDIRECT FINANCIAL INTEREST IN THE OPERATION OF THE PROPOSED DISTRIBUTION PLAN OR IN ANY AGREEMENTS RELATED TO THE PLANS), UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED DISTRIBUTION PLAN.

                                   PROPOSAL 4:

         TO MODIFY AND/OR ELIMINATE CERTAIN FUND INVESTMENT RESTRICTIONS

         Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental restrictions to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to remove certain of these restrictions. Investment companies, however, are required to have fundamental investment restrictions on the topics addressed in Proposals 4A-4D.

         Each Fund's Board, together with the Fund's officers and CSAM, have reviewed each Fund's current fundamental restrictions and have concluded that certain restrictions should be removed or revised based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. At the Special Meeting, shareholders will be asked to approve the revised restrictions and to reclassify certain other fundamental restrictions as non-fundamental.

         The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The proposed modifications are expected to facilitate the management of the Funds' assets and simplify the process of monitoring compliance with investment restrictions. The revised restrictions (with variations required by the specific investment focus of each Fund) will be the standard form for new Funds in the Credit Suisse Fund complex.

         The revised restrictions do not affect the investment objectives of the Funds, which remain unchanged. The Funds will continue to be managed in accordance with the investment restrictions described in their Prospectuses, Statements of Additional Information and in accordance with federal law. The revised restrictions would give the Funds an increased ability to engage in certain activities. The Directors may consider and adopt such non-fundamental investment restrictions for the Funds as they determine to be appropriate and in the shareholders' best interests and those restrictions could be adopted without shareholder approval. Except where indicated below, the proposed modifications are not expected to significantly affect the manner in which Funds are managed, the investment programs of the Funds or the investment performance of the Funds. The Boards do not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in any Fund, except where indicated below. However, if certain changes are approved (e.g., increased authority to borrow money) and a Fund utilizes that increased authority, a Fund may be subject to higher risks than previously.

         The Boards unanimously recommend that shareholders vote to amend or remove each Fund's fundamental investment restrictions as discussed below. The

Funds affected by the proposed changes are listed in italics at the beginning of each section. Each section sets out the fundamental investment restrictions that will apply to each Fund if shareholders of that Fund approve the Proposal. To be approved for a Fund, each proposal must receive the vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal, whichever is less. If any proposal is not approved for a Fund, then the Fund's existing fundamental restriction on that topic will remain in effect, although the Boards may take other appropriate action, including resoliciting shareholders. If shareholders approve the following changes to the fundamental investment restrictions of a Fund, such changes will become effective as of June 1, 2003.

Proposal No. 4-A: To Modify the Fundamental Investment Restriction on Borrowing
                  Money.

Funds to which this Proposal applies: All Funds except Cash Reserve Fund, Institutional Money Market Fund, New York Tax Exempt Fund, Municipal Money Fund (a series of Opportunity Funds) and U.S. Government Money Fund (a series of Opportunity Funds)

         If shareholders of a Fund approve Proposal 4-A, each Fund's current fundamental investment restriction on borrowing money would be modified to read as follows:

                 "The Fund may not borrow money, except to the extent permitted under the 1940 Act."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow money from a bank for any purpose up to 33-1/3% of its total assets. Currently, however, the borrowing authority of the individual Funds varies from 10% to 33-1/3% of the Fund's total assets. In addition, the borrowing authority of the Funds varies with respect to their ability to borrow from entities other than banks and to engage in reverse repurchase agreements or dollar rolls. (Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to the Fund's agreement to repurchase the securities at an agreed upon date and price, which typically reflects the current market rate of interest. In a dollar roll transaction, the Fund sells a security and agrees to buy a substantially similar security for future delivery.) Certain of the Funds also have fundamental or non-fundamental restrictions limiting their ability to purchase securities while borrowings in excess of 5% of the Fund's assets are outstanding and/or to pledge assets.

         The proposed modifications would: (1) permit borrowings of up to 33-1/3% of total assets; (2) permit the use of reverse repurchase agreements or dollar rolls; (3) remove the restrictions that allow borrowings to be made only from banks (the 1940 Act currently allows a fund to borrow any amount in excess of 5% of its total assets only from banks; however, the SEC has permitted some mutual funds to borrow from other funds, although there is no assurance that the SEC would grant the Credit Suisse Funds such permission, and other possibilities may develop as the financial services industry continues to evolve); and (4) remove the restrictions that limit the purchase of securities when loans are outstanding.

         For example, removing the fundamental investment restrictions on purchasing securities when borrowings are greater than 5% of a Fund's assets will enhance the Funds' flexibility in emergency situations.

         To the extent a Fund borrows money, positive or negative performance by the Fund's investments may be magnified. A Fund is required under the 1940 Act to maintain at all times an asset coverage of 300% of the amount of its borrowings. Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the Fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the Fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate a Fund's net investment income in any given period.

              EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-A.

Proposal No. 4-B: To Modify the Fundamental Investment Restriction on Lending.

Funds to which this Proposal applies: All Funds

         If shareholders of a Fund approve Proposal 4-B, the Fund's current fundamental investment restriction on lending would be modified to read as follows:

                  "The Fund may not make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may lend. The Funds' current fundamental investment restrictions on lending vary. Most generally prohibit the making of loans (except for the lending of portfolio securities) and specify that an investment in debt instruments does not constitute the making of a loan. Most of the Funds also specifically exclude repurchase agreements from their lending restrictions. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.)

         The new restriction would allow the Funds to lend to the full extent permitted under the 1940 Act. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.

         The proposed modifications also would: (1) permit securities lending and the use of repurchase agreements by all the Funds; and (2) eliminate minor differences in the wording of the Funds' fundamental investment restrictions on lending.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-B.

Proposal No. 4-C: To Modify the Fundamental Investment Restriction on Real
                  Estate Investments.

Funds to which this Proposal applies: All Funds except Cash Reserve Fund, Institutional Money Market Fund, New York Tax Exempt Fund, Municipal Money Fund (a series of Opportunity Funds) and U.S. Government Money Fund (a series of Opportunity Funds)

         If shareholders of a Fund approve Proposal 4-C, the Fund's current fundamental investment restriction on real estate investments would be modified to read as follows:

                  "The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. Most Funds' current fundamental investment restrictions on real estate investments generally prohibit the purchase or holding of real estate, except for the purchase or holding of securities collateralized by real estate or interests therein. Some Funds prohibit the purchase of real estate or the interests therein without any exceptions. Certain of the Funds also explicitly prohibit the selling of real estate except for real estate acquired as a result of the Fund's ownership of securities.

         The proposed new restriction would: (1) preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate (provided that the investment is otherwise consistent with a Fund's investment program); (2) clarify the Funds' ability to invest in real estate investment trusts ("REITs"); and (3) eliminate minor differences in the wording of the Funds' fundamental investment restrictions on real estate investments. As a result of exercising its rights attached to real estate-related securities, a Fund could eventually own an interest in real property. If this occurs, the Fund would dispose of the property as soon as practicable, consistent with the Fund's best interests.

         By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the "Code"), requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-C.

Proposal No. 4-D: To Modify the Fundamental Investment Restriction on Investing
                  in Commodities.

Fund to which this Proposal applies: Large Cap Value Fund, Small Cap Value Fund and Tax Efficient Fund, each a series of Capital Funds

         If shareholders of the Fund approve Proposal 4-D, the Funds' current fundamental investment restriction on investing in commodities would be modified to read as follows:

                  "The Fund may not invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts."

         Discussion of Proposed Modifications. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The Funds' current fundamental investment restriction on investing in commodities generally prohibits the purchase or sale of commodities.

         The proposed modifications would: (1) clarify the types of commodities transactions that are permissible for the Funds; and (2) give the Funds the same flexibility other Credit Suisse Funds enjoy to use futures and related options.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-D.

Proposal No. 4-E: To Remove the Fundamental Investment Restriction on
             Short Sales.

Funds to which this Proposal applies: Capital Appreciation Fund, Emerging Growth Fund, Emerging Markets Fund, Fixed Income Fund, Global Fixed Income

Fund, Global Post-Venture Capital Fund, International Focus Portfolio of the Institutional Fund, Large Cap Value Portfolio of the Institutional Fund, Small Cap Growth Portfolio of the Institutional Fund, Investment Grade Bond Fund, Japan Growth Fund, New York Municipal Fund, High Income Fund (a series of Opportunity Funds), Short Duration Bond Fund and Emerging Growth, Emerging Markets, International Focus, Large Cap Value and Small Cap Growth Portfolios of Credit Suisse Trust

         If shareholders of a Fund approve Proposal 4-E, the Fund's current fundamental investment restriction on short sales would be removed and the Board may adopt a non-fundamental investment restriction on short sales that, in the future, could be modified without shareholder approval.

         Discussion of Proposed Modifications. The Funds are not required to have a fundamental investment restriction on short sales of securities. Typically, in a short sale, an investor borrows a security from a lender, sells that security to a third party, and is obligated to return an identical security to the lender. The obligation to return an identical security to the lender involves the risk that the price of the securities that the borrower is obligated to purchase (and then return to the lender) may be higher than the price the borrower received for the sale of the securities. Currently, several of the Funds have fundamental investment restrictions that prohibit short sales of securities, but permit short positions in other financial instruments, such as futures. The Board of each Fund would retain the flexibility to adopt non-fundamental restrictions geared to the specific Fund's investment goals.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-E.

Proposal No. 4-F: To Remove the Fundamental Investment Restriction on
                  Margin Transactions.

Funds to which this Proposal applies: Capital Appreciation Fund, Tax Efficient Fund (a series of Capital Funds), Large Cap Value Fund (a series of Capital Funds), Small Cap Value Fund (a series of Capital Funds), Emerging Growth Fund, Emerging Markets Fund, Fixed Income Fund, Global Fixed Income Fund, Global Post-Venture Capital Fund, International Focus Portfolio of the Institutional Fund, Large Cap Value Portfolio of the Institutional Fund, Small Cap Growth Portfolio of the Institutional Fund, International Focus Fund, Investment Grade Bond Fund, Japan Growth Fund, New York Municipal Fund, Short Duration Bond Fund, Small Cap Growth Fund and Emerging Growth, Emerging Markets, Global Post-Venture Capital, International Focus, Large Cap Value and Small Cap Growth Portfolios of Credit Suisse Trust

         If shareholders of a Fund approve Proposal 4-F, the Fund's current fundamental investment restriction on margin transactions would be removed. The Board could adopt a non-fundamental investment restriction on margin transactions in the future that could be modified without shareholder approval.

         Discussion of Proposed Modifications. The Funds are not required to have a fundamental investment restriction on margin transactions. Margin transactions involve the purchase of securities with money borrowed from a broker or elsewhere. Currently, many of the Funds have fundamental investment restrictions that prohibit margin transactions, except where, for example, borrowing is necessary for the clearance of transactions or the margin transaction involves the use of futures and other financial instruments. The Funds do not intend to buy securities on margin but the proposed modifications would coordinate the Credit Suisse Fund family's policy in this area.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-F.

Proposal No. 4-G: To Remove the Fundamental Investment Restriction on
                  Investments in Oil, Gas and Mineral Programs.

Funds to which this Proposal applies: Capital Appreciation Fund, Emerging Growth Fund, Emerging Markets Fund, Fixed Income Fund, Global Fixed Income Fund, Global Post-Venture Capital Fund, International Focus Portfolio of the Institutional Fund, Large Cap Value Portfolio of the Institutional Fund, Small Cap Growth Portfolio of the Institutional Fund, International Focus Fund, Investment Grade Bond Fund, Japan Growth Fund, New York Municipal Fund, Short Duration Bond Fund, Small Cap Growth Fund and Emerging Growth, Emerging Markets, Global Post-Venture Capital, International Focus, Large Cap Value and Small Cap Growth Portfolios of Credit Suisse Trust

         If shareholders of a Fund approve Proposal 4-G, the Fund's current fundamental investment restriction on investments in oil, gas and mineral programs would be removed.

         Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on oil, gas and mineral investments. Some Funds currently prohibit these investments. In order to maximize each Fund's investment flexibility, the Boards propose that each Fund's restriction on oil, gas, and mineral investments be removed.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-G.

Proposal No. 4-H: To Remove the Fundamental Investment Restriction on Investing
                  for the Purpose of Exercising Control.

Funds to which this Proposal applies: Tax Efficient Fund, Large Cap Value Fund and Small Cap Value Fund, each a series of Capital Funds

         If shareholders of a Fund approve Proposal 4-H, the Fund's current fundamental investment restriction on investing for the purpose of exercising control would be removed.

         Discussion of Proposed Modifications. There is no federal requirement that the Funds have an affirmative restriction on this subject if they do not intend to make investments for the purpose of exercising control. Moreover, there is no requirement that any restriction that they do have regarding control be categorized as fundamental. Some Funds currently have fundamental restrictions prohibiting investments for control purposes. In order to maximize each Fund's investment flexibility, the Board proposes that each Fund's restriction on investing for the purpose of exercising control or management be removed.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 4-H.

Proposal No. 4-I: To Remove the Fundamental Investment Restriction on
                  Investments in Issuers Whose Securities Are Owned by Officers and Directors of the Fund or its Investment Adviser.

Funds to which this Proposal applies: Tax Efficient Fund and Large Cap Value Fund, each a series of Capital Funds

         If shareholders of a Fund approve Proposal 4-I, the Fund's current fundamental investment restriction on investments in issuers whose securities are owned by officers and directors of the Fund or its investment adviser would be removed.

         Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on this subject. Some Funds currently prohibit investments where Fund management owns a specified percentage of an issuer. In order to maximize each Fund's investment flexibility, the Board proposes that this restriction be removed. The removal of this investment restriction will not remove any existing safeguard against transactions involving conflicts of interest between portfolio companies and the Funds' directors/trustees, officers or advisers.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 4-I.

Proposal No. 4-J: To Remove the Fundamental Investment Restriction on
                  Investments in Securities of Issuers That Have Been in Operation Less than Three Years.

Funds to which this Proposal applies: Tax Efficient Fund and Large Cap Value Fund, each a series of Capital Funds and International Focus Portfolio of the Institutional Fund

         If shareholders of a Fund approve Proposal 4-J, the Fund's current fundamental investment restriction on investments in securities of issuers that have been in operation less than three years would be removed.

         Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on investments in securities of issuers that have been in operation less than three years. Some Funds currently prohibit investments in unseasoned issuers. In order to maximize the Funds' investment flexibility, the Boards propose that this restriction be removed. Although the Funds do not currently intend to invest to a greater extent in issuers that have been in operation less than three years, such investments can be more volatile than investments in more seasoned issuers.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-J.

Proposal No. 4-K: To Remove the Fundamental Investment Restriction on Pledging
                  Assets.

Funds to which this Proposal applies: Capital Appreciation Fund, Tax Efficient Fund (a series of Capital Funds), Large Cap Value Fund (a series of Capital Funds), Small Cap Value Fund (a series of Capital Funds), Emerging Growth Fund, International Focus Portfolio of the Institutional Fund, Institutional Fixed Income Fund, Institutional High Yield Fund, Municipal Bond Fund, Select Equity Fund and Global Technology Portfolio of Credit Suisse Trust

         If shareholders of a Fund approve Proposal 4-K, the Fund's current fundamental investment restrictions on pledging assets would be removed and the Board would adopt a non-fundamental investment restriction on pledging assets that could, in the future, be modified without shareholder approval. The non-fundamental investment restriction on pledging assets would state as follows:

                  "The Fund may not pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act."

         Discussion of Proposed Modifications. There is no federal requirement that the Funds have a fundamental investment restriction on pledging assets. The pledging restrictions of the Funds vary and in some cases, could limit the Funds ability to borrow on a secured basis. It is advantageous to remove the fundamental investment restrictions on pledging assets for the Funds that have it and to permit the Board to address such situations on a case-by-case basis when it considers the approval of lines of credit or other borrowing arrangements, consistent with current industry practice and market conditions. In order to maximize the Funds' investment flexibility, the Boards propose that this fundamental investment restriction be removed.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-K.

Proposal No. 4-L: To Remove the Fundamental Investment Restriction on
                  Investments in Securities Issued by Other Investment
                  Companies.

Funds to which this Proposal applies: Capital Appreciation Fund, Tax Efficient Fund (a series of Capital Funds), Large Cap Value Fund (a series of Capital Funds), Cash Reserve Fund, Emerging Growth Fund, Fixed Income Fund, Global Fixed Income Fund, International Focus Portfolio of the Institutional Fund, Investment Grade Bond Fund, New York Municipal Fund and New York Tax Exempt Fund

         If shareholders of a Fund approve Proposal 4-L, the Fund's current fundamental investment restriction on investments in securities issued by other investment companies would be removed and the Board would adopt a non-fundamental investment restriction on investing in other investment companies that could, in the future, be modified without shareholder approval. The non-fundamental investment restriction on investing in other investment companies would state as follows:

                  "The Fund may not invest in other investment companies except to the extent permitted by the 1940 Act."

         Discussion of Proposed Modifications. The 1940 Act limits the extent to which funds may acquire securities of other investment companies. There is no federal requirement, however, that the Funds have a fundamental investment restriction regarding investments in other investment companies. Some Funds currently prohibit investments in other investment companies. In order to maximize the Funds' investment flexibility, the Boards propose that this restriction be removed. Any such investment would still be subject to the requirements of the 1940 Act. As a result of having recently received an SEC order of exemption permitting Credit Suisse Funds to invest excess cash and collateral from securities lending activities in Credit Suisse money market funds, the Funds may invest to a greater extent in securities issued by other investment companies than they have in the past. Such an investment may involve indirect expenses to the Funds' shareholders because they will be subject to the expenses of the investment company in which the Funds invest.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 4-L.

Proposal No. 4-M: To Remove the Fundamental Investment Restriction on Joint
                  Participation in Securities Trading Accounts.

Funds to which this Proposal applies: Tax Efficient Fund and Large Cap Value Fund, each a series of Capital Funds

         If shareholders of a Fund approve Proposal 4-M, the Fund's current fundamental investment restriction on joint participation in securities trading accounts would be removed.

         Discussion of Proposed Modifications. The 1940 Act limits the extent to which funds may participate in joint transactions with their affiliates. There is no federal requirement, however, that the Fund have a fundamental investment restriction regarding such transactions. In order to maximize each Fund's investment flexibility, this restriction should be removed. The Funds will remain subject to the various prohibitions in the 1940 Act, such as Sections 17(a) and 17(d) and the rules thereunder, which are designed to address overreaching by affiliated parties of the Funds. By investing through a joint account, the Funds could earn a higher rate of return in investments, relative to the returns they could earn individually. In addition, the enhanced purchasing power may result in lower transaction costs and better execution than if individual fund trades were made. There also may be certain administrative efficiencies by reducing the number of trade tickets and cash wires for processing. Finally, the charges would allow the Funds to take advantage of the joint repurchase agreement exemptive orders available to the Credit Suisse Fund family.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                          VOTE "FOR" PROPOSAL NO. 4-M.

Proposal No. 4-N: To Remove the Fundamental Investment Restrictions on
                  Purchasing Warrants.

Funds to which this Proposal applies: Cash Reserve Fund

         If shareholders of the Fund approve Proposal 4-N, the Fund's current fundamental investment restriction prohibiting the purchase of warrants would be removed.

         Discussion of Proposed Modification. There is no federal requirement that the Fund have a fundamental investment restriction regarding purchases of warrants. The Board proposes that the Fund's fundamental investment restriction on the purchase of warrants be removed. As a money market fund, there is no intention for the Fund to invest in warrants. The change would, however, conform the Fund's restriction in this area to that of other Credit Suisse Funds.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 4-N.

Proposal No. 4-O: To Remove the Fundamental Policy of Concentrating in Banking
                  Industry.

Fund to which this Proposal applies: Cash Reserve Fund

         If shareholders of the Fund approve Proposal 4-O, the Fund's current fundamental policy of concentrating in the banking industry would be removed. The Fund's concentration policy would then be the same as the other Credit Suisse taxable money market funds, and would read as follows:

                  "The Fund may not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, the District of Columbia or any of their authorities."

         Discussion of Proposed Modification. The Fund is not required to have a fundamental investment policy of concentrating in banking industry. In order to maximize the Fund's investment flexibility, the Board propose that the Fund's policy of concentrating its investments in the banking industry be removed. The change should enable the Fund to better take advantage of a broader range of money market opportunities. If shareholders of the Fund approve Proposal 4-O, the Fund would have no limit on its ability to invest in U.S. bank obligations, but, under current SEC guidance, would be limited to investing 25% of its assets in foreign bank obligations.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                          VOTE "FOR" PROPOSAL NO. 4-O.

Proposal No. 4-P: To Remove the Fundamental Investment Restriction on Investment
                  in Equity Securities, Corporate Bonds and Municipal Bonds.

Fund to which this Proposal applies: Cash Reserve Fund

         If shareholders of the Fund approve Proposal 4-P, the Fund's current fundamental investment restriction on this subject would be removed.

         Discussion of Proposed Modification. The Fund is not required to have a fundamental investment restriction on investing in equity securities, corporate bonds and municipal bonds. In order to maximize the Fund's investment flexibility, the Board proposes that the Fund's restriction on this subject be removed. As a money market fund, there is no intention for the Fund to invest in equity securities, although the Fund may invest in corporate and municipal bonds that are suitable investments for money market funds to the extent consistent with the Fund's investment objective and policies.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                          VOTE "FOR" PROPOSAL NO. 4-P.

Proposal No. 4-Q: To Remove the Fundamental Investment Restriction on Acquiring
                  More Than 10% of Voting Securities of Any One Issuer.

Fund to which this Proposal applies: Capital Appreciation Fund, Fixed Income Fund, Investment Grade Bond Fund and International Focus Portfolio of the Institutional Fund

         If shareholders of a Fund approve Proposal 4-Q, the Fund's current fundamental investment restriction on acquiring more than 10% of voting securities of any one issuer would be removed.

         Discussion of Proposed Modification. A Fund is not required to have a fundamental investment restriction on acquiring more than 10% of the voting securities of any one issuer. The 10% limitation is more stringent than the per issuer limit applicable to diversified funds generally, which applies this limit to only 75% of a fund's assets. Rather than modifying the limit, the Boards propose that each Fund's per issuer limit be removed as it is governed by the Fund's determination to be a diversified investment company under the 1940 Act, which status could not be changed except with shareholder approval.

                 EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL NO. 4-Q.

Proposal No. 4-R: To Remove the Fundamental Investment Restriction on Investing
                  in Restricted Securities.

Fund to which this Proposal applies: Small Cap Value Fund, a series of Capital Funds

         If shareholders of the Fund approve Proposal 4-R, the Fund's current fundamental investment restriction on investing in restricted securities would be removed, and the Board would adopt a non-fundamental investment restriction on investing in restricted securities that could, in the future, be modified without shareholder approval. The non-fundamental investment restriction on investing in restricted securities would state as follows:

                  "The Fund may not invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations."

         Discussion of Proposed Modification. A restriction on investing in restricted securities is required by the 1940 Act, but it is not required to be a fundamental restriction. Consistent with current SEC guidance, the proposed non-fundamental investment restriction would limit investments in restricted securities to 15% of the Fund's net assets. Restricted securities involve additional risks, including that it may be difficult to obtain an accurate price for the security and that it may be difficult or impossible to sell the security at the time and the price that the Fund would like.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU
                           VOTE "FOR" PROPOSAL NO. 4-R

                                   PROPOSAL 5:

                       TO CHANGE THE INVESTMENT OBJECTIVE
                OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Funds to which this Proposal applies: All Funds

         Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund's investment objective be fundamental, but most funds, including the Funds, have stated that their investment objectives are fundamental. The Boards of Directors of the Funds have approved a proposal to make each Fund's investment objective non-fundamental.

         If approved by shareholders, this change would mean that the Board would be able to change a Fund's investment objective in the future without further approval by shareholders. This change would enhance a Fund's flexibility by allowing a Board to more easily alter the Fund's investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Fund shareholders would receive prior notice of any change to a Fund's investment objective. The Boards have no current intention of changing any Fund's investment objective.

         To be approved for a Fund, this Proposal must receive the vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal, whichever is less. If this Proposal is not approved for a Fund, then that Fund's investment objective will remain fundamental. The Board of the Fund would consider any other appropriate action, including resoliciting shareholder approval of the change.

               EACH BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                           YOU VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6:

                TO AMEND CERTAIN FUND'S ORGANIZATIONAL DOCUMENTS

         Each Fund, like other mutual funds, is subject to comprehensive federal regulation, particularly under the 1940 Act. Additionally, like other mutual funds, governance of each Fund is subject to the law of the state in which the Fund is organized. Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust, and therefore is subject to Maryland law, Massachusetts law or Delaware law, respectively, as it applies to these entities.

         Under Massachusetts or Delaware law, a business trust or statutory trust generally operates under an organizational document known as a declaration of trust, which sets forth various provisions related to governance of the trust and the authority of the trust to conduct its business (the "Declaration of Trust"). Under Maryland law, a corporation operates under an organizational document known as articles of incorporation. The Declaration of Trust and articles of incorporation will be referred to as a "Charter Document."

         Having determined that the amendments to the Charter Document of various Funds as set forth in Proposals 6-A and 6-B below are advisable, the Board of each Fund approved such amendments and unanimously recommends that the shareholders of each Fund approve amendments to the Charter Document. Amendments to the Charter Document will not result in any changes in the Fund's Directors or officers or in the investment policies and shareholder services described in each Fund's current prospectus.

         Generally, shareholder approval is required to amend the existing Charter Document. For this reason, the Directors approved the amendments to the Charter Document and recommended the submission of the amendments to the shareholders for their authorization at this Special Meeting.

         The amended Charter Document is a more modern form of trust instrument or charter for a Massachusetts business trust, Delaware statutory trust or a Maryland corporation, and going forward, will be used as the standard Charter Document for all new Credit Suisse Funds organized as Massachusetts business trusts, Delaware statutory trusts or Maryland corporations, as applicable. The Directors believe adoption of the amendments to the Charter Document will result in more efficient and economical governance of each Fund.

         The amendments to the Charter Document provide the Directors with more flexibility and broader authority than under the current Charter Document. This increased flexibility is intended to allow the Directors to react more quickly to changes in competitive and regulatory conditions, and as a consequence, may allow the Fund to operate in a more efficient and economical manner. Although the amendments to the Charter Document reduce or remove certain shareholder voting and other rights as more fully discussed below, adoption of the amendments to the Charter Document will not affect any of the protections afforded to shareholders under federal law.

         Furthermore, adoption of the amendments to a Charter Document would not alter the Directors' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that an amended Charter Document would afford, the Directors would first have to consider the shareholders' interests and then act in accordance with those interests.

Proposal No. 6-A: To amend the Charter Document to allow involuntary redemptions

Funds to which this Proposal applies: All Funds except Short Duration Bond Fund

         This amendment would permit the Fund to redeem shares of a class or series held by a shareholder for any reason, subject to applicable law, if the Board of Directors determines that doing so is in the best interest of the Fund. The circumstances under which the Directors could involuntarily redeem shareholders would include, but not be limited to, (a) a decision to discontinue issuance of shares of a particular class or classes of capital stock, (b) a decision to combine the assets belonging to, or attributable to shares of a particular class or classes of capital stock with those belonging to, or attributable to another class (or classes) of capital stock, (c) a decision to sell the assets belonging to, or attributable to a particular class or classes of capital stock to another registered investment company in exchange for securities issued by the other registered investment company, or (d) a decision to liquidate the Fund or the assets belonging to, or attributable to the particular class or classes of capital stock (subject in each case to any vote of stockholders that may be required by law notwithstanding the foregoing authority granted to the Board of Directors). Redemption proceeds may be paid in cash or in kind.

         The current Charter Document permits the Directors to involuntarily redeem shares, but in more limited circumstances. The Fund would provide prior notice of any plan to involuntarily redeem shares absent extra-ordinary circumstances.

         Of course, the exercise of the power granted to the Directors under either the current Charter Document or the amended Charter Document to involuntarily redeem shares would be subject to the Directors' fiduciary obligation to the shareholders and any applicable provisions under the 1940 Act and the rules adopted thereunder. The staff of the Securities and Exchange Commission presently takes the position that the 1940 Act generally prohibits involuntary redemptions. However, in limited circumstances, the staff has granted enforcement no-action relief for involuntary redemptions.

         In the case of the Funds which are organized as Massachusetts business trusts (Credit Suisse Capital Appreciation Fund, Credit Suisse Capital Funds, Credit Suisse Fixed Income Fund, Credit Suisse New York Municipal Fund and

Credit Suisse Trust), clause (i) of Section 6.2(f) (Section 6.2(g) in the case of Credit Suisse Capital Funds and Credit Suisse Trust) of their Declarations of Trust would be amended to provide that redemptions at the option of the Trust would be permitted if the Trustees determined in their sole discretion, subject to applicable law, that "such redemption is in the best interests of the holders of the shares of the Trust or of any Portfolio". The existing language, which authorizes the Trustees to act if "failure to so redeem may have materially adverse consequences to the holders of the shares of the Trust or of any Portfolio", would be deleted.

Proposal No. 6-B: To amend the Charter Document to permit the Funds or any class or series thereof to be merged into or combined with another Fund or class or series thereof or into another class or series of the same Fund without shareholder approval

Funds to which this Proposal applies: Capital Appreciation Fund, Capital Funds (Tax Efficient Fund, Large Cap Value Fund Small Cap Value Fund), Fixed Income Fund, New York Municipal Fund, Opportunity Funds (High Income Fund, Municipal Money Fund and U.S. Government Money Fund), and Credit Suisse Trust (Blue Chip Portfolio, Emerging Growth Portfolio, Emerging Markets Portfolio, Global Post-Venture Capital Portfolio, Global Technology Portfolio, International Focus Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio)

         Unlike the current Declaration of Trust of each Fund, the proposed amendment to the Declaration of Trust generally would permit the Trustees, subject to applicable federal and state law, to reorganize or combine the Fund or any of its series or classes into other Funds, series or classes without shareholder approval. The current Declaration of Trust of each Fund requires shareholder approval in order to reorganize or combine the Fund or any of its series or classes.

         Under certain circumstances, it may not be in the shareholders' interests, due to the costs involved, to require a shareholder meeting to permit a Fund or a series of the Fund to reorganize or combine into another Fund or series, which may be through merger or sales of assets or other means. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to change its legal form or to reorganize the Fund or a series of the Fund so that it is domiciled in another state. In addition, because of the small amount of assets in a Fund or one of its series or classes, it may be appropriate to merge it into or sell its assets to another Fund or to combine its assets with another Fund or a series or class of the same Fund. Under the current Declaration of Trust, the Trustees cannot effectuate such potentially beneficial transactions without first conducting a shareholder meeting and incurring the attendant costs and delays.

         In contrast, the amendment to the Declaration of Trust would give the Trustees the flexibility to reorganize a Fund or any of its series into another Fund or series and achieve potential shareholder benefits without incurring the delay and costs of a proxy solicitation. Such flexibility should help to assure that the Fund operates under the most appropriate form of organization and operates without classes or series that are not economically viable.

         Nonetheless, the Trustees have no intention of reorganizing the Funds into another entity at this time, or of combining any series, class or Fund with any other series, class or Fund, and before allowing such a transaction to proceed without shareholder approval, the Trustees would have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the amended Declaration of Trust is subject to applicable requirements of the 1940 Act and the applicable Massachusetts or Delaware law. The Fund generally would provide prior notice of any such transaction except in extraordinary circumstances.

         In the case of the Funds which are organized as Massachusetts business trusts, clause (iii) of Section 7.1, the second sentence of Section 9.1 and the first sentence of Section 9.2 would be amended to delete the provisions requiring shareholder approval with respect to any termination of the Trust or reorganization of the Trust or any Portfolio.

Required Vote

         Having unanimously approved the amendments to the Charter Document, the Board of each Fund determined to submit the matter for final approval by the Funds' shareholders. Approval of Proposals 6-A and 6-B requires the vote of a majority of the shares of each Fund entitled to vote on the Proposals voted in person or by proxy at the Special Meeting.

         THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR THE AMENDMENTS TO THE CHARTER DOCUMENT AS SET FORTH IN PROPOSALS 6-A AND 6-B.

INFORMATION ON THE FUNDS' INDEPENDENT ACCOUNTANTS

         The Board of each Fund has selected PricewaterhouseCoopers LLP ("PwC") as the independent accountants for each Fund for the current fiscal year. PwC has been the independent accountants of each of these Funds since the Fund's inception except for the Credit Suisse Capital Funds and Credit Suisse Opportunity Funds. PwC became independent accountants of these funds in September 2001. PwC has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds. In the opinion of the Audit Committees, the services provided by PwC are compatible with maintaining its independence.

         Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

         Ernst & Young LLP ("Ernst & Young") served as independent accountants for Credit Suisse Capital Funds and Credit Suisse Opportunity Funds until September 2001. Ernst & Young resigned as independent accountants effective as of September 2001. Ernst & Youngreports on the financial statements for the years immediately preceding their resignation contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years immediately preceding Ernst & Young's resignation, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Audit Fees

         The aggregate fees billed by PwC for professional services rendered for the audit of each Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' most recent annual reports to shareholders were:

         Credit Suisse Capital Appreciation Fund                         $49,500

         Credit Suisse Capital Funds
              Credit Suisse Tax Efficient Fund                            15,500
              Credit Suisse Large Cap Value Fund                          19,500
              Credit Suisse Small Cap Value Fund                          16,000

         Credit Suisse Cash Reserve Fund                                  17,000

         Credit Suisse Emerging Growth Fund                               54,000

         Credit Suisse Emerging Markets Fund                              11,000

         Credit Suisse Fixed Income Fund                                  26,500

         Credit Suisse Global Fixed Income Fund                           15,000

         Credit Suisse Global Post-Venture Capital Fund                   15,500

         Credit Suisse Institutional Fixed Income Fund                    16,500

         Credit Suisse Institutional Fund
              Capital Appreciation Portfolio                              13,000
              Harbinger Portfolio                                              0
              International Focus Portfolio                               14,000
              Investment Grade Fixed Income Portfolio                     15,000
              Large Cap Value Portfolio                                    9,500
              Select Equity Portfolio                                     13,000
              Small Cap Growth Portfolio                                  16,000

         Credit Suisse Institutional High Yield Fund                      17,500

         Credit Suisse Institutional International Fund                   30,500

         Credit Suisse Institutional Money Market Fund
              Government Portfolio                                        13,000
              Prime Portfolio                                             13,000

         Credit Suisse International Focus                                59,000

         Credit Suisse Investment Grade Bond Fund                         11,500

         Credit Suisse Japan Growth Fund                                  11,500

         Credit Suisse Municipal Bond Fund                                11,000

         Credit Suisse New York Municipal Fund                            12,500

         Credit Suisse New York Tax Exempt Fund                           15,000

         Credit Suisse Opportunity Funds
              Credit Suisse High Income Fund                              13,000
              Credit Suisse Municipal Money Fund                          11,000
              Credit Suisse U.S. Government Money Fund                    12,500

         Credit Suisse Select Equity Fund                                 10,500

         Credit Suisse Short Duration Bond Fund                           13,000

         Credit Suisse Small Cap Growth Fund                              11,000

         Credit Suisse Strategic Small Cap Fund                           13,000

         Credit Suisse Trust
              Blue Chip Portfolio                                         13,000
              Emerging Growth Portfolio                                   10,500
              Emerging Markets Portfolio                                  10,500
              Global Post-Venture Capital Portfolio                       13,500
              Global Technology Portfolio                                 13,000
              International Focus Portfolio                               47,000
              Large Cap Value Portfolio                                   10,500
              Small Cap Growth Portfolio                                  33,500
              Small Cap Value Portfolio                                   13,500

Financial Information Systems Design and Implementation Fees

         No fees were billed by PwC for each Fund's most recent fiscal year for professional services rendered to the Fund relating to financial information systems design and implementation.

         For financial information systems design and implementation services provided to CSAM and all entities controlling, controlled by or under common control with CSAM that provide services to the Funds, PwC billed $5,100,000. These fees represent fees paid by Credit Suisse First Boston to PwC Consulting in connection with the worldwide implementation of PeopleSoft. Effective September 30, 2002 PwC sold PwC Consulting to IBM Corporation and effective on that date PwC and PwC Consulting became two separate entities.

All Other Fees

         All other fees provided to the Funds are comprised of tax services related to reviewing each Fund's annual excise tax calculations and reviewing and signing the applicable tax returns, agreed-upon procedures related to each Fund's change in fund accounting service providers, security counts performed under Rule 17f-2 of the 1940 Act for certain Funds that participated in its security lending program and the issuance of comfort letters and the performance of agreed-upon procedures for certain Funds that were involved in fund mergers.

         For other services provided to the Funds, PwC billed the following amounts in fees for each Fund's most recent fiscal year:

         Credit Suisse Capital Appreciation Fund                          $5,000

         Credit Suisse Capital Funds
              Credit Suisse Tax Efficient Fund                             5,000
              Credit Suisse Large Cap Value Fund                           5,000
              Credit Suisse Small Cap Value Fund                           5,000

         Credit Suisse Cash Reserve Fund                                   5,000

         Credit Suisse Emerging Growth Fund                                5,000

         Credit Suisse Emerging Markets Fund                               5,000

         Credit Suisse Fixed Income Fund                                   7,000

         Credit Suisse Global Fixed Income Fund                            7,000

         Credit Suisse Global Post-Venture Capital Fund                    5,000

         Credit Suisse Institutional Fixed Income Fund                     7,000

         Credit Suisse Institutional Fund
              Capital Appreciation Portfolio                               5,000
              Harbinger Portfolio                                              0
              International Focus Portfolio                                5,000
              Investment Grade Fixed Income Portfolio                      5,000

              Large Cap Value Portfolio                                   40,000
              Select Equity Portfolio                                      5,000
              Small Cap Growth Portfolio                                   5,000
              Small Cap Value Portfolio                                    5,000

         Credit Suisse Institutional High Yield Fund                       7,000

         Credit Suisse Institutional International Fund                    8,000

         Credit Suisse Institutional Money Market Fund
              Government Portfolio                                         7,500
              Prime Portfolio                                              7,500

         Credit Suisse International Focus                                50,000

         Credit Suisse Investment Grade Bond Fund                          7,000

         Credit Suisse Japan Growth Fund                                  38,000

         Credit Suisse Municipal Bond Fund                                 5,000

         Credit Suisse New York Municipal Fund                             5,000

         Credit Suisse New York Tax Exempt Fund                            5,000

         Credit Suisse Opportunity Funds
              Credit Suisse High Income Fund                               5,000
              Credit Suisse Municipal Money Fund                           5,000
              Credit Suisse U.S. Government Money Fund                     5,000

         Credit Suisse Select Equity Fund                                  8,000

         Credit Suisse Short Duration Bond Fund                            5,000

         Credit Suisse Small Cap Growth Fund                               5,000

         Credit Suisse Strategic Small Cap Fund                            5,000

         Credit Suisse Trust
              Blue Chip Portfolio                                          5,000
              Emerging Growth Portfolio                                    5,000
              Emerging Markets Portfolio                                   5,000
              Global Post-Venture Capital Portfolio                        5,000
              Global Technology Portfolio                                  5,000
              International Focus Portfolio                                5,000
              Large Cap Value Portfolio                                    5,000
              Small Cap Growth Portfolio                                   5,000
              Small Cap Value Portfolio                                    5,000

         For other services provided to CSAM and all other entities controlling, controlled by, or under common control with CSAM that provide services to the Funds, PwC billed $2,157,000, $2,172,000, and $2,467,000 in fees for the twelve months ended August 31, 2002, October 31, 2002, and December 31, 2002, respectively. These fees are comprised of: (1) $664,0000, $762,000 and

$1,137,000, respectively, in connection with agreed-upon procedures relating to property financing transactions and pooled securitization transactions, (2) $793,000, $764,000 and $739,000, respectively, in connection with expatriate tax consulting services, (3) $450,000, $396,000, and $341,000, respectively, in connection with other tax related services and (4) $250,000 in connection with financial statements audits.

         THE FUNDS' INVESTMENT ADVISERS, ADMINISTRATORS AND DISTRIBUTOR

         CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, part of the Credit Suisse Group.

         Certain Funds have entered into sub-investment advisory agreements with CSAM and each of CSAM's United Kingdom affiliate ("CSAM U.K."), CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited. The principal executive office of CSAM U.K. is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026, Japan. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia.

         CSAMSI and State Street serve as co-administrators to the Funds pursuant to separate written agreements with the Funds. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. CSAMSI is also the distributor of the Funds' shares.

                             ADDITIONAL INFORMATION

GENERAL

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Funds, except for Proposals 2(a) and 2(b), where the costs will be borne by CSAM or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of CSAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

         Georgeson Shareholder Communications, Inc. (the "Agent") has been engaged to assist in the solicitation of proxies, at an estimated fee of $300,000. As the Special Meeting date approaches, certain shareholders of each Portfolio may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Portfolio. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder's voting instructions are accurately determined.

         In all cases where a telephonic proxy is solicited, the Agent's representative is required to ask for each shareholder's full name, address, last four digits of the shareholder's social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received the proxy statement and proxy card in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The Agent's representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Agent will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

         If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, or by the Internet, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent toll-free at

1-866-825-6453. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.

PROPOSALS OF SHAREHOLDERS

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to Hal Liebes, Secretary of the Credit Suisse Funds, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017-3140, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

         No Board is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund and/or Portfolio.

               PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY
            CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE
                                 UNITED STATES.

By order of the governing Boards,

/s/ Hal Liebes
Hal Liebes

Secretary

Dated: February 28, 2003

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                       Exhibit A

                               QUORUM REQUIREMENTS

                                                                   QUORUM
 NAME OF FUND                                                    REQUIREMENT
--------------------------------------------------------------------------------
 Credit Suisse Capital Appreciation Fund                          Majority
--------------------------------------------------------------------------------
 Credit Suisse Capital Funds                                      Majority
--------------------------------------------------------------------------------
         Credit Suisse Tax Efficient Fund                         Majority
--------------------------------------------------------------------------------
         Credit Suisse Large Cap Value Fund                       Majority
--------------------------------------------------------------------------------
         Credit Suisse Small Cap Value Fund                       Majority
--------------------------------------------------------------------------------
 Credit Suisse Cash Reserve Fund                                  One-Third
--------------------------------------------------------------------------------
 Credit Suisse Emerging Growth Fund                               One-Third
--------------------------------------------------------------------------------
 Credit Suisse Emerging Markets Fund                              One-Third
--------------------------------------------------------------------------------
 Credit Suisse Fixed Income Fund                                  Majority
--------------------------------------------------------------------------------
 Credit Suisse Global Fixed Income Fund                           One-Third
--------------------------------------------------------------------------------
 Credit Suisse Global Post-Venture Capital Fund                   One-Third
--------------------------------------------------------------------------------
 Credit Suisse Institutional Fixed Income Fund                    One-Third
--------------------------------------------------------------------------------
 Credit Suisse Institutional Fund                                 One-Third
--------------------------------------------------------------------------------
         Capital Appreciation Portfolio                           One-Third
--------------------------------------------------------------------------------
         Harbinger Portfolio                                      One-Third
--------------------------------------------------------------------------------
         International Focus Portfolio                            One-Third
--------------------------------------------------------------------------------
         Investment Grade Fixed Income Portfolio                  One-Third
--------------------------------------------------------------------------------
         Large Cap Value Portfolio                                One-Third
--------------------------------------------------------------------------------
         Select Equity Portfolio                                  One-Third
--------------------------------------------------------------------------------
         Small Cap Growth Portfolio                               One-Third
--------------------------------------------------------------------------------
 Credit Suisse Institutional High Yield Fund                      One-Third
--------------------------------------------------------------------------------
 Credit Suisse Institutional International Fund                   One-Third
--------------------------------------------------------------------------------
 Credit Suisse Institutional Money Market Fund                    One-Third
--------------------------------------------------------------------------------
         Government Portfolio                                     One-Third
--------------------------------------------------------------------------------
         Prime Portfolio                                          One-Third
--------------------------------------------------------------------------------
 Credit Suisse International Focus                                One-Third
--------------------------------------------------------------------------------
 Credit Suisse Investment Grade Bond Fund                         One-Third
--------------------------------------------------------------------------------
 Credit Suisse Japan Growth Fund                                  One-Third
--------------------------------------------------------------------------------
 Credit Suisse Municipal Bond Fund                                One-Third
--------------------------------------------------------------------------------
 Credit Suisse New York Municipal Fund                            Majority
--------------------------------------------------------------------------------
 Credit Suisse New York Tax Exempt Fund                           One-Third
--------------------------------------------------------------------------------

                                                                   QUORUM
 NAME OF FUND                                                    REQUIREMENT
--------------------------------------------------------------------------------
 Credit Suisse Opportunity Funds                                  51%
--------------------------------------------------------------------------------
         Credit Suisse High Income Fund                           51%
--------------------------------------------------------------------------------
         Credit Suisse Municipal Money Fund                       51%
--------------------------------------------------------------------------------
         Credit Suisse U.S. Government Money Fund                 51%
--------------------------------------------------------------------------------
 Credit Suisse Select Equity Fund                                 One-Third
--------------------------------------------------------------------------------
 Credit Suisse Short Duration Bond Fund                           One-Third
--------------------------------------------------------------------------------
 Credit Suisse Small Cap Growth Fund                              One-Third
--------------------------------------------------------------------------------
 Credit Suisse Strategic Small Cap Fund                           One-Third
--------------------------------------------------------------------------------
 Credit Suisse Trust                                              Majority
--------------------------------------------------------------------------------
         Blue Chip Portfolio                                      Majority
--------------------------------------------------------------------------------
         Emerging Growth Portfolio                                Majority
--------------------------------------------------------------------------------
         Emerging Markets Portfolio                               Majority
--------------------------------------------------------------------------------
         Global Post-Venture Capital Portfolio                    Majority
--------------------------------------------------------------------------------
         Global Technology Portfolio                              Majority
--------------------------------------------------------------------------------
         International Focus Portfolio                            Majority
--------------------------------------------------------------------------------
         Large Cap Value Portfolio                                Majority
--------------------------------------------------------------------------------
         Small Cap Growth Portfolio                               Majority
--------------------------------------------------------------------------------
         Small Cap Value Portfolio                                Majority
--------------------------------------------------------------------------------

                                                                       Exhibit B

                                      FORM
                                       OF
                       CSAM INVESTMENT ADVISORY AGREEMENT


                                ___________, 2003


Credit Suisse Asset Management, LLC
466 Lexington Avenue
16th Floor
New York, New York 10017

Dear Sirs:

     Credit Suisse ________________ Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:

1.   Investment Description; Appointment

     The Fund desires to employ the capital of the Fund by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as may be amended from time to time, and in the Fund's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund. Copies of the Fund's Prospectus and SAI have been or will be submitted to the Adviser. The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.   Services as Investment Adviser

     Subject to the supervision and direction of the Board of Directors of the Fund, the Adviser will (a) act in strict conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended (the "Advisers Act"), (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectus and SAI,
(c) make investment decisions for the Fund, (d) place purchase and sale orders for securities on behalf of the Fund, (e) exercise voting rights in respect of portfolio securities and other investments for the Fund, and (f) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement. In providing those services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     Subject to the approval of the Board of Directors of the Fund and, where required by law, the Fund's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Fund and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreement(s) or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Fund and the Fund's Board of Directors and subject to the requirements of the 1940 Act.

3.   Brokerage

     In executing transactions for the Fund, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Fund and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

4.   Information Provided to the Fund

     The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.   Disclosure Regarding the Adviser

     (a) The Adviser has reviewed the disclosure about the Adviser contained in the Fund's registration statement and represents and warrants that, with respect to such disclosure about the Adviser or information related, directly or indirectly, to the Adviser, such registration statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which is required to be stated therein or necessary to make the statements contained therein not misleading.

     (b) The Adviser agrees to notify the Fund promptly of (i) any statement about the Adviser contained in the Fund's registration statement that becomes untrue in any material respect, (ii) any omission of a material fact about the Adviser in the Fund's registration statement which is required to be stated therein or necessary to make the statements contained therein not misleading,
(iii) any reorganization or change in the Adviser, including any change in its ownership or key employees, or (iv) any change in the membership of the Adviser, as long as the Adviser is a partnership.

     (c) Prior to the Fund or any affiliated person (as defined in the 1940 Act, an "Affiliate") of the Fund using or distributing sales literature or other promotional material referring to the Adviser ("Promotional Material"), the Fund shall forward such material to the Adviser and shall allow the Adviser reasonable time to review the material. The Adviser will not act unreasonably in its review of Promotional Material and the Fund will use all reasonable efforts to ensure that all Promotional Material used or distributed by or on behalf of the Fund will comply with the requirements of the Advisers Act, the 1940 Act and the rules and regulations promulgated thereunder.

     (d) The Adviser has supplied the Fund copies of its Form ADV with all exhibits and attachments thereto and will hereinafter supply the Fund, promptly upon preparation thereof, copies of all amendments or restatements of such document.

6.   Compliance

     (a) The Adviser agrees that it shall promptly notify the Fund (i) in the event that the SEC or any other regulatory authority has censured its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) in the event that there is a change in the Adviser, financial or otherwise, that adversely affects its ability to perform services under this Agreement or (iii) upon having a reasonable basis for believing that, as a result of the Adviser's investing the Fund's assets, the Fund's investment portfolio has ceased to adhere to the Fund's investment objectives, policies and restrictions as stated in the Prospectus or SAI or is otherwise in violation of applicable law.

     (b) The Fund agrees that it shall promptly notify the Adviser in the event that the SEC has censured the Fund; placed limitations upon any of its activities, functions or operations; or has commenced proceedings or an investigation that may result in any of these actions.

     (c) The Fund shall be given access to the records of the Adviser at reasonable times solely for the purpose of monitoring compliance with the terms of this Agreement and the rules and regulations applicable to the Adviser relating to its providing investment advisory services to the Fund, including without limitation records relating to trading by employees of the Adviser for their own accounts and on behalf of other clients. The Adviser agrees to cooperate with the Fund and its representatives in connection with any such monitoring efforts.

7.   Books and Records

     (a) In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified therein.

     (b) The Adviser agrees on behalf of itself and its employees to treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder except after prior notification to and approval in writing of the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply or when requested to divulge such information by duly constituted authorities.

     (c) The Adviser hereby agrees to furnish to regulatory authorities having the requisite authority any information or reports in connection with services that the Adviser renders pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

8.   Standard of Care

     The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or to shareholders of the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

9.   Compensation

     In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser an annual fee calculated at an annual rate of _______%1 of the Fund's average daily net assets. The fee for the period from the date of this


-------------------
1   For fee rates of each Fund, see, Exhibit A.

Agreement to the end of the calendar year shall be prorated according to the proportion that such period bears to the full yearly period. Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or SAI.

10.  Expenses

     The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to any investment sub-adviser engaged pursuant to paragraph 2 of this Agreement. The Fund will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Adviser or any of its affiliates; fees of any pricing service employed to value shares of the Fund; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

     The Fund will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Fund is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

11.  Services to Other Companies or Accounts

     The Fund understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Fund has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund. In addition, the Fund understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the Adviser to perform its services under this Agreement.

12.  Term of Agreement

     This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Fund or by vote of holders of a majority of the Fund's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

13.  Representations by the Parties

     (a) The Adviser represents and warrants that it is a duly registered investment adviser under the Advisers Act, a duly registered investment adviser in any and all states of the United States in which the Adviser is required to be so registered and has obtained all necessary licenses and approvals in order to perform the services provided in this Agreement. The Adviser covenants to maintain all necessary registrations, licenses and approvals in effect during the term of this Agreement.

     (b) The Adviser represents that it has read and understands the Prospectus and SAI and warrants that in investing the Fund's assets it will use all reasonable efforts to adhere to the Fund's investment objectives, policies and restrictions contained therein.

     (c) The Adviser represents that it has adopted a written Code of Ethics in compliance with Rule 17j-1 under the 1940 Act and will provide the Fund with any amendments to such Code and will provide any certifications required by Rule 17j-1.

     (d) The Fund represents that a copy of its Articles of Incorporation, dated ________________, together with all amendments thereto, is on file in the Department of Assessments and Taxation of the State of Maryland.

14.  Miscellaneous

     The Fund recognizes that directors, officers and employees of the Adviser may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies) and that such other corporations and business trusts may include the name "CS", "CSFB",

"CSAM" or "Credit Suisse" (or any combination thereof) as part of their names, and that the Adviser or its affiliates may enter into advisory or other agreements with such other corporations or business trusts. If the Adviser ceases to act as the investment adviser of the Fund's shares, the Fund agrees that, at the Adviser's request, the Fund's license to use the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof) will terminate and that the Fund will take all necessary action to change the name of the Fund to names not including the words "CS", "CSFB", "CSAM" or "Credit Suisse" (or any combination thereof).

     Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.



                                    Very truly yours,



                                    CREDIT SUISSE ____________________
                                    FUND, INC.


                                    By:

                                    Name:

                                    Title:



Accepted:


CREDIT SUISSE ASSET MANAGEMENT, LLC


By:

Name:

Title:

                                    Exhibit A

                        Advisory Fee Rates For Each Fund

Fund                                                 Investment Advisory Fee*
----                                                 ------------------------
Credit Suisse Institutional Fixed Income Fund        0.375%
Credit Suisse Institutional High Yield Fund          0.70%
Credit Suisse Institutional International Fund       0.80%
Credit Suisse Municipal Bond Fund                    0.70%
Credit Suisse Select Equity Fund                     0.75%


------------------
*As a percentage of average daily net assets.

                                                                       Exhibit C

             CERTAIN INFORMATION ABOUT CSAM AND CREDIT SUISSE GROUP

GENERAL

         CSAM is located at 466 Lexington Avenue, New York, New York 10017-3140. CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group, a leading global financial services company. As of December 31, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $297.4 billion, with $52.8 billion in assets under management in the U.S. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

         CSAM's sole member is CSAM Americas Holding Corp. located at 466 Lexington Avenue, New York, New York 10017-3140, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address, which in turn is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, New York 10010, which is indirectly wholly-owned by Credit Suisse Group.

EXECUTIVE OFFICERS OF CSAM

         The following chart sets forth information with respect to the name, address and principal occupations of the executive officer(s) and managing member(s) of CSAM. (Unless otherwise noted, the person's position at CSAM constitutes his/her principal occupation.) Each person's address is 466 Lexington Avenue, New York, New York 10017-3140.


--------------------------------------------------------------------------------
            NAME                            POSITION WITH CSAM AND
                                             PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

  Joseph D. Gallagher            Chief Executive Officer, Managing Director
                                 and Member of the Management Committee
--------------------------------------------------------------------------------

  Laurence R. Smith              Global Chief Investment Officer, Managing
                                 Director and Member of the Management
                                 Committee
--------------------------------------------------------------------------------

  Elizabeth B. Dater             Co-Head of U.S. Equities, Managing
                                 Director and Member of the Management
                                 Committee
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            NAME                            POSITION WITH CSAM AND
                                             PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

  Jo Ann Corkran                 Head of Core Fixed Income, Managing
                                 Director and Member of the Management
                                 Committee
--------------------------------------------------------------------------------

  George M. Jamgochian           Head of Institutional Marketing, Managing
                                 Director and Member of the Management
                                 Committee
--------------------------------------------------------------------------------

  Hal Liebes                     Global General Counsel, Secretary,
                                 Managing Director and Member of the
                                 Management Committee
--------------------------------------------------------------------------------

  Matthew C. Moss                Chief Financial Officer, Managing Director
                                 and Member of the Management Committee
--------------------------------------------------------------------------------

  Daniel C. Rowland              Director of Human Resources, Director,
                                 Member of the Management Committee
--------------------------------------------------------------------------------

  Gregory R. Sawers              Head of Research, Co-Head of U.S. Equities,
                                 Managing Director and Member of the
                                 Management Committee
--------------------------------------------------------------------------------


SIMILAR FUNDS MANAGED BY CSAM

         The following chart sets forth information with respect to other mutual funds advised by CSAM with an investment objective similar to the investment objective of the Fund indicated.

----------------------------------------------------------------------------------------------
                                                    NET ASSETS OF     CONTRACTUAL
                                                    CSAM MANAGED     ADVISORY FEE
                                                    SIMILAR FUND
                           SIMILAR FUND            AS OF 12/31/02  (AS A PERCENTAGE
                         CURRENTLY ADVISED                          OF AVERAGE DAILY      FEE
  CREDIT SUISSE FUND          BY CSAM               (IN DOLLARS)       NET ASSETS)      WAIVER
----------------------------------------------------------------------------------------------
                        OPEN-END FUNDS
----------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse Fund           219,448,807         .50%             YES
  Institutional Fixed   Fixed Income
  Income Fund
----------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse Opportunity     50,336,899   .70% 1st 100 million
  Institutional High    Funds - Credit Suisse                                             YES
  Yield Fund            High Income Fund                           .50% over 100 million
----------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse                 42,342,224         .80%             YES
  Institutional         Institutional Fund -
  International Fund    International Focus
                        Portfolio
----------------------------------------------------------------------------------------------


                                      C-2

----------------------------------------------------------------------------------------------
                                                    NET ASSETS OF     CONTRACTUAL
                                                    CSAM MANAGED     ADVISORY FEE
                                                    SIMILAR FUND
                           SIMILAR FUND            AS OF 12/31/02  (AS A PERCENTAGE
                         CURRENTLY ADVISED                          OF AVERAGE DAILY      FEE
  CREDIT SUISSE FUND          BY CSAM               (IN DOLLARS)       NET ASSETS)      WAIVER
----------------------------------------------------------------------------------------------
                        OPEN-END FUNDS
----------------------------------------------------------------------------------------------


  Credit Suisse         Credit Suisse Trust -         86,547,248        1.00%             NO
  Institutional         International Focus
  International Fund    Portfolio
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse                247,468,833        1.00%             YES
  Institutional         International
  International Fund    Focus Fund
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse                 10,118,263        1.00%             YES
  Institutional         European
  International Fund    Equity Fund
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse                 11,604,139        1.00%             YES
  Institutional         Opportunity Funds -
  International Fund    Credit Suisse
                        International Fund
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse                 11,665,038         .50%             YES
  Select Equity Fund    Institutional Fund -
                        Select Equity Portfolio
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         Credit Suisse New York        84,657,274         .40%             YES
  Municipal Bond Fund   Municipal Fund
------------------------------------------------------------------------------------------------------------------

                        SUB-ADVISED FUNDS
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         CNI High Yield                17,860,832   .50% 1st 35 million
  Institutional High    Bond Portfolio                                                    NO
  Yield Fund                                                       .40% over 35 million
------------------------------------------------------------------------------------------------------------------

  Credit Suisse         MLIG Variable Ins.             2,383,328   .40% 1st 200 million
  Institutional         Trust                                                             NO
  International Fund    CS International                           .32% next 200 million
                        Portfolio                                     .30% thereafter

------------------------------------------------------------------------------------------------------------------

BROKERAGE POLICIES

         CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price and execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down.

Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government Securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

         In selecting broker-dealers, the Adviser does business exclusively with those broker-dealers that, in the Adviser's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, the Adviser will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet the Adviser's standards may be higher than for execution services alone or for services that fall below the Adviser's standards. The Adviser believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, the Adviser will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.

         Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including a Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, securities may be aggregated with those to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

         All orders for transactions in securities or options on behalf of a Fund are placed by the Adviser with broker-dealers that it selects, including CSFB and other affiliates of Credit Suisse. A Fund may utilize CSFB or other affiliates of Credit Suisse in connection with a purchase or sale of securities when the Adviser believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

         In no instance will portfolio securities be purchased from or sold to CSAM, CSFB or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law. In addition, the Funds will not give preference to any institutions with whom a Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

         If permitted for a Fund, transactions for such Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, such Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

         A Fund may participate, if and when practicable, in bidding for the purchase of securities for a Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in a Fund's interest.

                                                                       Exhibit D

                   CSAMSI ADMINISTRATION AND DISTRIBUTION FEES

For each Fund's most recent fiscal year, the Fund paid CSAMSI co-administrative service and distribution fees as follows:

--------------------------------------------------------------------------------
                                    Co-Administrative            Distribution
  Fund                              Service Fees                 Fees
--------------------------------------------------------------------------------

  Credit Suisse Institutional       $0                           $0
  Fixed Income Fund
--------------------------------------------------------------------------------

  Credit Suisse Institutional       $0                           $0
  High Yield Fund
--------------------------------------------------------------------------------

  Credit Suisse Institutional       $0                           $291
  International Fund
--------------------------------------------------------------------------------

  Credit Suisse Municipal
  Bond Fund                         $1,442                       $38,651
--------------------------------------------------------------------------------

  Credit Suisse Select
  Equity Fund                       $965                         $23,642
--------------------------------------------------------------------------------

                                                                     Exhibit E-1

                         CREDIT SUISSE OPPORTUNITY FUNDS
                         CREDIT SUISSE HIGH INCOME FUND

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                 CLASS A SHARES

         Credit Suisse High Income Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), is an open-end management investment company registered as such under the Investment Company Act of 1940 (the "Act"). The Trust employs Credit Suisse Asset Management Securities, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the Class A shares of the Fund pursuant to a written distribution agreement and desires to adopt a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of Class A shares of the Fund.

         The Board of Trustees (the "Board") of the Trust having determined that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, the Trust hereby adopts the compensation-type plan of distribution for the Fund's Class A shares (the "Plan") pursuant to Rule 12b-1 under the Act on the following terms and conditions:

         1. The Fund is hereby authorized to pay to the Distributor as compensation for its services, distribution payments and/or service fees (the "Payments") in connection with the distribution of Class A shares of the Fund equal to 0.50 of 1% of the average daily net assets of the Class A shares of the Fund. Such Payments shall be accrued daily and paid monthly in arrears.

         2. Payments under this Plan are not limited to the expenses actually incurred in providing services hereunder, and such payments may exceed expenses actually incurred. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by the Fund, or any of their past profits or other revenue, may be used in their sole discretion to provide services to shareholders of the Fund or to foster distribution of Class A shares. The Distributor or the Fund's investment adviser or their affiliates may, from such entity's own resources, pay a fee to an organization whose clients or customers own or may own Class A shares.

         3. Payments may be made by the Fund under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class A shares of the Fund. The scope of the foregoing shall be interpreted by the Board from time to time, including the selection of those activities for which payment can be made, whose decision shall be conclusive. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class A shares of the Fund: advertising the Fund either alone or together with other funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class A shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Distributor, the Fund's investment adviser and their personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board.

         4. Amounts paid to the Distributor by the Fund under the Plan will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund, except that distribution expenses attributable to the Fund as a whole will be allocated to the Class A shares according to the ratio of the sales of Class A shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Board.

         5. The Trust is hereby authorized and directed to enter into appropriate written agreements with the Distributor on behalf of the Fund and each other person to whom the Trust intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related agreement" for purposes of Rule 12b-1 under the Act.

         6. Each agreement required to be in writing by Section 5 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the trustees ("Disinterested Trustee Approvalwho are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement.

         7. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         8. To the extent any activity is covered by Section 2 and is also an activity which the Fund may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act (such as the printing of prospectuses for existing Fund shareholders), this

Plan shall not be construed to prevent or restrict the Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in the calculation of Payments subject to the limitation set forth in Section 1.

         9. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

         10. While the Plan is in effect with respect to the Fund, the selection and nomination of the trustees who are not "interested persons" of the Fund will be committed to the discretion of such disinterested trustees.

         11. This Plan may be terminated with respect to the Fund at any time by a vote of the trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund.

         12. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Class A shares of the Fund shall mean the vote, at the annual or a special meeting of the holders of Class A shares of the Fund duly called, of the lesser of (a) 67% or more of the voting securities of the Class A shares of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Class A shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Class A shares of the Fund.



______________, 2003

                                                                     Exhibit E-2

                         CREDIT SUISSE OPPORTUNITY FUNDS
                       CREDIT SUISSE ________________ FUND

               FORM OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                 CLASS B SHARES

         Credit Suisse ____________ Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the "Act"). The Trust employs Credit Suisse Asset Management Securities, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the Class B shares of the Fund pursuant to a written distribution agreement and desires to adopt a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of Class B shares of the Fund.

         The Board of Trustees (the "Board") of the Trust having determined that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, the Trust hereby adopts a compensation-type plan of distribution for the Fund's Class B shares (the "Plan") pursuant to Rule 12b-1 under the Act on the following terms and conditions:

         1. The Fund is hereby authorized to pay to the Distributor as compensation for its services, distribution payments (the "Payments") in connection with the distribution of Class B shares of the Fund in an aggregate amount equal to 1.0% per year of the average daily net assets of Class B shares of the Fund consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares of the Fund and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of the Fund. Such Payments shall be accrued daily and paid monthly in arrears.
         2. Payments under this Plan are not limited to the expenses actually incurred in providing services hereunder, and such payments may exceed expenses actually incurred. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by the Fund, or any of their past profits or other revenue, may be used in their sole discretion to provide services to shareholders of the Fund or to foster distribution of Class B shares. The Distributor or the Fund's investment adviser or their affiliates may, from such entity's own resources, pay a fee to an organization whose clients or customers own or may own Class B shares.

         3. Payments may be made by the Fund under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class B shares of the Fund. The scope of the foregoing shall be interpreted by the Board from time to time, including the selection of those activities for which payment can be made, whose decision shall be conclusive. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class B shares of the Fund: advertising the Fund either alone or together with other funds;

compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class B shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Distributor the Fund's investment adviser and their personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board.

         4. Amounts paid to the Distributor by the Fund under the Plan will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund, except that distribution expenses attributable to the Fund as a whole will be allocated to the Class B shares according to the ratio of the sales of Class B shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Board.

         5. The Trust is hereby authorized and directed to enter into appropriate written agreements with the Distributor on behalf of the Fund and each other person to whom the Trust intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related agreement" for purposes of Rule 12b-1 under the Act.

         6. Each agreement required to be in writing by Section 5 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the trustees ("Disinterested Trustee Approvalwho are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement.

         7. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         8. To the extent any activity is covered by Section 2 and is also an activity which the Fund may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act (such as the printing of prospectuses for existing Fund shareholders), this Plan shall not be construed to prevent or restrict the Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in the calculation of Payments subject to the limitation set forth in Section 1.

         9. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Class B shares of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

         10. While the Plan is in effect with respect to the Fund, the selection and nomination of the trustees who are not "interested persons" of the Fund will be committed to the discretion of such disinterested trustees.

         11. This Plan may be terminated with respect to the Fund at any time by a vote of the trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Class B shares of the Fund.

         12. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Class B shares of the Fund shall mean the vote, at the annual or a special meeting of the holders of Class B shares of the Fund duly called, of the lesser of (a) 67% or more of the voting securities of the Class B shares of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Class B shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Class B shares of the Fund.



______________, 2003

                                                                     Exhibit E-3

                         CREDIT SUISSE OPPORTUNITY FUNDS
                       CREDIT SUISSE ________________ FUND

               FORM OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                 CLASS C SHARES

         Credit Suisse ____________ Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), is an open-end management investment company registered as such under the Invest-ment Company Act of 1940, as amended (the "Act"). The Trust employs Credit Suisse Asset Management Securities, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the Class C shares of the Fund pursuant to a written distribution agreement and desires to adopt a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of Class C shares of the Fund.

         The Board of Trustees (the "Board") of the Trust having determined that a plan of distribution containing the terms set forth herein is reasonably likely to benefit the Fund and its shareholders, the Trust hereby adopts a compensation-type plan of distribution for the Fund's Class C shares (the "Plan") pursuant to Rule 12b-1 under the Act on the following terms and conditions:

         1. The Fund is hereby authorized to pay to the Distributor as compensa-tion for its services, distribution payments (the "Payments") in connection with the distribution of Class C shares of the Fund in an aggregate amount equal to 1.0% per year of the average daily net assets of Class C shares of the Fund consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of the Fund and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of the Fund. Such Payments shall be accrued daily and paid monthly in arrears.

         2. Payments under this Plan are not limited to the expenses actually incurred in providing services hereunder, and such payments may exceed expenses actually incurred. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by the Fund, or any of their past profits or other revenue, may be used in their sole discretion to provide services to shareholders of the Fund or to foster distribution of Class C shares. The Distributor or the Fund's investment adviser or their affiliates may, from such entity's own resources, pay a fee to an organization whose clients or customers own or may own Class C shares.

         3. Payments may be made by the Fund under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class C shares of the Fund. The scope of the foregoing shall be interpreted by the Board from time to time, including the selection of those activities for which payment can be made, whose decision shall be conclusive. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class C shares of the Fund: advertising the Fund either alone or together with other funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class C shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Distributor, the Fund's investment adviser and their personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board.

         4. Amounts paid to the Distributor by the Fund under the Plan will not be used to pay the distribution expenses incurred with respect to any other class of shares of the Fund, except that distribution expenses attributable to the Fund as a whole will be allocated to the Class C shares according to the ratio of the sales of Class C shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Board.

         5. The Trust is hereby authorized and directed to enter into appropriate written agreements with the Distributor on behalf of the Fund and each other person to whom the Trust intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related agreement" for purposes of Rule 12b-1 under the Act.

         6. Each agreement required to be in writing by Section 5 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the trustees ("Disinterested Trustee Approvalwho are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement.

         7. The officers, investment adviser or Distributor of the Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         8. To the extent any activity is covered by Section 2 and is also an activity which the Fund may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act (such as the printing of prospectuses for existing Fund shareholders), this Plan shall not be construed to prevent or restrict the Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in the calculation of Payments subject to the limitation set forth in Section 1.

         9. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Class C shares of the Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

         10. While the Plan is in effect with respect to the Fund, the selection and nomination of the trustees who are not "interested persons" of the Fund will be committed to the discretion of such disinterested trustees.

         11. This Plan may be terminated with respect to the Fund at any time by a vote of the trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Class C shares of the Fund.

         12. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Class C shares of the Fund shall mean the vote, at the annual or a special meeting of the holders of Class C shares of the Fund duly called, of the lesser of (a) 67% or more of the voting securities of the Class C shares of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Class C shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Class C shares of the Fund.



________________, 2003

                                                                     Exhibit E-4

                         CREDIT SUISSE OPPORTUNITY FUNDS
                         CREDIT SUISSE ____________ FUND

                   SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

                                  COMMON CLASS

         This Shareholder Servicing and Distribution Plan ("Plan") is adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by Credit Suisse Opportunity Funds (the "Trust"), on behalf of its High Income Fund and International Fund series (each a "Fund" and, together, the "Funds"), with respect to the units of beneficial interest of each Fund designated Common Class (the "Common Class") subject to the following terms and conditions:

         SECTION 1. AMOUNT OF PAYMENTS

         Each Fund will pay Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), a corporation organized under the laws of the State of New York, for shareholder servicing and distribution services provided to the Common Class, fees of up to .25% of the value of the average daily net assets of the Common Class. Fees to be paid with respect to each Fund under this Plan will be calculated daily and paid quarterly in arrears by each Fund.

         SECTION 2. SERVICES PAYABLE UNDER THE PLAN

         (a) The fees described above payable with respect to each Fund's Common Class are intended to compensate CSAMSI, or enable CSAMSI to compensate other persons ("Service Providers") for providing (i) ongoing servicing and/or maintenance of the accounts of holders of the Common Class ("Shareholder Services"); (ii) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Class ("Selling Services"; together with Shareholder Services, "Services"). Shareholder Services may include, among other things, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by each Fund's distributor or transfer agent. Selling Services may include, but are not limited to: the printing and distribution to prospective investors in the Common Class of prospectuses and statements of additional information describing each Fund; the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Class; providing telephone services relating to each Fund, including responding to inquiries of prospective Fund investors; formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that each Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service

Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

         (b) Payments under this Plan are not tied exclusively to the expenses for Services actually incurred by CSAMSI or any Service Provider, and such payments may exceed expenses actually incurred. Furthermore, any portion of any fee paid to CSAMSI or to any of its affiliates by a Fund, or any of their past profits or other revenue, may be used in their sole discretion to provide services to shareholders of the Fund or to foster distribution of the Common Class.

         SECTION 3. ADDITIONAL PAYMENTS

         CSAMSI and Credit Suisse Asset Management, LLC, each Fund's investment adviser (the "Investment Adviser"), or an affiliate of either, may from any such entity's own resources, which may include a fee it received from a Fund, pay a fee (the "Service Fee") to certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries ("Service Organizations") for providing administration, subaccounting, transfer agency and/or other services with respect to holders of the Common Class. A portion of the Service Fee may be borne by a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of service provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization.

         SECTION 4. SELECTION OF CERTAIN DIRECTORS

         While this Plan is in effect with respect to each Fund, the selection and nomination of members of Trust's Board of Trustees (the "Board") who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to it (the "Independent Board members") will be committed to the discretion of the Independent Board members then in office.

         SECTION 5. APPROVAL AND AMENDMENT OF PLAN

         Neither this Plan nor any related agreements will take effect with respect to a Fund until approved by a majority of (a) the outstanding voting securities of the Common Class of the Fund, (b) the full Board of the Trust and
(c) the Independent Board members, cast in person at a meeting called for the purpose of voting on this Plan and the related agreements.

         This Plan may not be amended to increase materially the amount of the fees described in Section 1 above with respect to the Common Class without approval of at least a majority of the outstanding voting securities of the Common Class. In addition, all material amendments to this Plan must be approved in the manner described in Section 5(b) and 5(c) above.

         SECTION 6. CONTINUANCE OF PLAN; REPORTING OBLIGATIONS

         This Plan will continue in effect with respect to the Common Class from year to year so long as its continuance is specifically approved annually by vote of the Trust's Board in the manner described in Section 5(b) and 5(c) above. The Trust's Board will evaluate the appropriateness of this Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including the types and extent of Services provided by CSAMSI and/or Service Providers and amounts CSAMSI and/or Service Providers receive under this Plan.

         Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to this Plan or any related agreement will prepare and furnish to the Fund's Board, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, which set out the amounts expended under this Plan and the purposes for which those expenditures were made.

         SECTION 7. TERMINATION

         This Plan may be terminated at any time with respect to the Common Class of each Fund by vote of a majority of the Independent Board members or by a vote of a majority of the outstanding voting securities of the Common Class of the Fund.

         SECTION 8. PRESERVATION OF MATERIALS

         Each Fund will preserve copies of this Plan, any agreement relating to this Plan and any report made pursuant to Section 5 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of this Plan, the agreement or the report.

         SECTION 9. MEANING OF CERTAIN TERMS

As used in this Plan, the terms "interested person" and "majority of the outstanding voting securities " will be deemed to have the same meanings that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to each Fund under the 1940 Act by the Securities and Exchange Commission.



Dated: ______________, 2003

                                                                     Exhibit E-5

                         CREDIT SUISSE OPPORTUNITY FUNDS
                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND
                       CREDIT SUISSE MUNICIPAL MONEY FUND

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12B-1

                                 CLASS A SHARES

         Each of Credit Suisse U.S. Government Money Fund and Credit Suisse Municipal Money Fund (each a "Fund"), each a series of Credit Suisse Opportunity Funds (the "Trust"), is an open-end management investment company registered as such under the Investment Company Act of 1940 (the "Act"). The Trust employs Credit Suisse Asset Management Securities, Inc. and/or others as the principal underwriter and distributor (the "Distributor") of the Class A shares of each Fund pursuant to a written distribution agreement and desires to adopt a plan of distribution pursuant to Rule 12b-1 under the Act to assist in the distribution of Class A shares of the Fund.

         The Board of Trustees (the "Board") of the Trust having determined that a plan of distribution containing the terms set forth herein is reasonably likely to benefit each Fund and its shareholders, the Trust hereby adopts the compensation-type plan of distribution for the Fund's Class A shares (the "Plan") pursuant to Rule 12b-1 under the Act on the following terms and conditions:

         1. Each Fund is hereby authorized to pay to the Distributor as compensation for its services, distribution payments and/or service fees (the "Payments") in connection with the distribution of Class A shares of the Fund equal to 0.40 of 1% of the average daily net assets of the Class A shares of such Fund. Such Payments shall be accrued daily and paid monthly in arrears.

         2. Payments under this Plan are not limited to the expenses actually incurred in providing services hereunder, and such payments may exceed expenses actually incurred. Furthermore, any portion of any fee paid to the Distributor or to any of its affiliates by a Fund, or any of their past profits or other revenue, may be used in their sole discretion to provide services to shareholders of the Fund or to foster distribution of Class A shares. The Distributor or each Fund's investment adviser or their affiliates may, from such entity's own resources, pay a fee to an organization whose clients or customers own or may own Class A shares.

         3. Payments may be made by each Fund under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class A shares of the Fund. The scope of the foregoing shall be interpreted by the Board from time to time, including the selection of those activities for which payment can be made, whose decision shall be conclusive. Without in any way limiting the discretion of the Board, the following activities are hereby declared to be primarily intended to result in the sale of Class A shares of a Fund: advertising the Fund either alone or together with other funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of Class A shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Distributor, the Fund's investment adviser and their personnel) of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses and statements of additional information of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; third party consultancy or similar expenses relating to any activity for which Payment is authorized by the Board; and the financing of any activity for which Payment is authorized by the Board.

         4. Amounts paid to the Distributor by each Fund under the Plan will not be used to pay the distribution expenses incurred with respect to any other class of shares of a Fund, except that distribution expenses attributable to the Fund as a whole will be allocated to the Class A shares according to the ratio of the sales of Class A shares to the total sales of the Fund's shares over the Fund's fiscal year or such other allocation method approved by the Board.

         5. The Trust is hereby authorized and directed to enter into appropriate written agreements with the Distributor on behalf of each Fund and each other person to whom the Trust intends to make any Payment, and the Distributor is hereby authorized and directed to enter into appropriate written agreements with each person to whom the Distributor intends to make any payments in the nature of a Payment. The foregoing requirement is not intended to apply to any agreement or arrangement with respect to which the party to whom Payment is to be made does not have the purpose set forth in Section 2 above (such as the printer in the case of the printing of a prospectus or a newspaper in the case of an advertisement) unless the Board determines that such an agreement or arrangement should be treated as a "related agreement" for purposes of Rule 12b-1 under the Act.

         6. Each agreement required to be in writing by Section 5 must contain the provisions required by Rule 12b-1 under the Act and must be approved by a majority of the Board ("Board Approval") and by a majority of the trustees ("Disinterested Trustee Approvalwho are not "interested persons" of the Trust and have no direct or indirect financial interest in the operation of the Plan or any such agreement, by vote cast in person at a meeting called for the purposes of voting on such agreement.

         7. The officers, investment adviser or Distributor of each Fund, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such Payments were made.

         8. To the extent any activity is covered by Section 2 and is also an activity which a Fund may pay for on behalf of the Fund without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act (such as the printing of prospectuses for existing Fund shareholders), this Plan shall not be construed to prevent or restrict the Fund from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in the calculation of Payments subject to the limitation set forth in Section 1.

         9. This Plan shall not take effect until it has been approved by a vote of at least a majority of the outstanding voting securities of the Class A shares of a Fund. This Plan may not be amended in any material respect without Board Approval and Disinterested Trustee Approval and may not be amended to increase the maximum level of Payments permitted hereunder without such approvals and further approval by a vote of at least a majority of the outstanding voting securities of the relevant Fund. This Plan may continue in effect for longer than one year after its approval by the shareholders of a Fund only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval.

         10. While the Plan is in effect with respect to each Fund, the selection and nomination of the trustees who are not "interested persons" of the Fund will be committed to the discretion of such disinterested trustees.

         11. This Plan may be terminated with respect to a Fund at any time by a vote of the trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement hereunder, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding voting securities of the Class A shares of the Fund.

         12. For purposes of this Plan the terms "interested person" and "related agreement" shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission thereunder and the term "vote of a majority of the outstanding voting securities" of the Class A shares of each Fund shall mean the vote, at the annual or a special meeting of the holders of Class A shares of a Fund duly called, of the lesser of (a) 67% or more of the voting securities of the Class A shares of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Class A shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Class A shares of the Fund.



______________, 2003

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                                         Annex I

                              5% SHAREHOLDERS LIST

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Capital Appreciation Fund

Charles Schwab & Co Inc.               5,736,115.313            13.68% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Fidelity Investment Institutional      5,375,437.123            12.82% (Common)
Operation CNT as Agent for Certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

International Truck & Engine           3,838,644.578             9.16% (Common)
Corp OC Plan Master Trust #132748
UMB Bank N/A C/O JPMorgan American
Century RPS TTEE UAD 12/01/999*
PO Box 419784
Kansas City, MO 64141-6784

Connecticut General Life Ins Co          736,226.991            61.17% (Advisor)
on behalf of its Separate Accounts*
Attn Carmen G. Rivera
280 Trumbell Street #H19B
Hartford, CT 06103-3509

Provident Bank                            75,586.731             6.28% (Advisor)
Process Equip Co 401K Profit*
Attn: Dennis Hamilton
309 Vine Street 653 D
Cincinnati, OH 45202-3524

Donaldson Lufkin & Jenrette               29,251.387            73.40% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

State Street Bank & Trust Co.              6,378.865            16%  (A)
Cust for the IRA of
William B. Sholinsky*
3020 Avenue Y
Brooklyn, NY 11235-1425

Donaldson Lufkin & Jenrette                3,220.464            40.06% (B)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investments SVCS       2,035.047            11.96% (B)
FBO 208004211*
PO Box 9446
Minneapolis, MN 55440-9446

Dean Witter for the benefit of              1,140.43             6.7%  (B)
Charles E Dent TTEE*
PO BOX 250
Church Street Station
New York, NY 10008-0250

Donaldson Lufkin & Jenrette                3,389.384            45.33% (C)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment SVCS        2,276.541            30.45% (C)
FBO 210830841*
PO Box 9446
Minneapolis, MD 55440-9446

Morgan Stanley DW Inc Cust for             3,677.995            21.62% (C)
Charles Dent*
PO Box 250 Church Street Station
New York, NY 10008-0250

Merrill Lynch Pierce Fenner & Smith*         630.415             8.43% (C)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

American Enterprise Investment SVCS          500.727             6.7%  (C)
FBO 208117821*
PO Box 9446
Minneapolis, MD 55440-9446

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Capital Funds -
Credit Suisse Tax Efficient Fund

Brian R. Treglown                          3,657.384             5.38% (Common)
6236 N Wayne Avenue
Chicago, IL 60660-1913

Donaldson Lufkin & Jenrette                   29,139            11.34% (C)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2502

Credit Suisse Capital Funds -
Credit Suisse Large Cap Value Fund

Retirement Plan Non-Legal Employees      127,716.136            69.01% (Common)
of Simpson Thacher & Bartlett
Maryann Braverman Accounting Dept
425 Lexington Ave
New York, NY 10017-3903

Guarantee & Trust Company TTEE             9,679.205             5.23% (Common)
Cathleen Nolan Spousal IRA
PO Box 8963
Wilmington, DE 19899-8963

Donaldson Lufkin & Jenrette               27,853.569            20.10%(C)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Credit Suisse Capital Funds -
Credit Suisse Small Cap Value Fund

Fidelity Investment Institutional        910,247.763            35.42% (Common)
Operations CNT as agent for certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

Charles Schwab & Co Inc.                 640,417.397            24.92% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Nat'l Financial Svcs Corp                196,748.689             7.66% (Common)
FBO Customers
A/C # SV8849-8436*
PO Box 3908
Church St Station
New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith Inc.* 17,139.296             6.29% (C)
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

Credit Suisse Cash Reserve Fund

Neuberger & Berman #114000*            39,021,052.39            28.79% (Common)
Attn Operations Control Dept
Ron Staib
55 Water ST FL 27
New York, NY 10041-0004

Fiduciary Trust Co International          32,275,550            23.81% (Common)
Cust A/C Attn Felyce Porr
Securities Services Group*
Church Street Station
PO Box 3199
New York, NY 10008-3199

ADVO Inc. #299000*                         8,600,000             6.35% (Common)
Attn Chris Hutter VP/Treasurer
1 Univac Lane
Windsor, CT 06095-2629

Glenn R. Shurtz and Sherrie W. Shurtz     538,580.33            32.26% (A)
Comm Prop
3601 Lake Aspen Dr N
Gretna, LA 70056-8349

Donaldson Lufkin & Jenrette                104,656.7             6.27% (A)
Securities Corporation Inc.*
PO. Box 2052
Jersey City, NJ 07303-2052

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Emerging Growth Fund

Nationwide Life Insurance Company      3,841,718.465            21.95% (Common)
Nationwide QPVA
C/O IPO Portfolio Accounting*
PO Box 182029
Columbus, OH 43218-2029

Charles Schwab & Co. Inc.              3,041,027.917            17.38% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Fidelity Investments Institutional     2,554,410.613            14.6%  (Common)
Operations CNT as agent for certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial SVCS CORP              1,175,973.784             6.72% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

Connecticut General Life Ins Co        1,857,368.204            93.25% (Advisor)
on behalf of its Separate Accounts*
Attn Carmen G. Rivera
280 Trumbell Street #H19B
Hartford, CT 06103-3509

Credit Suisse Asset Management LLC*
466 Lexington Ave 10th FL
New York, NY 10017-3142                        38.58            87.52% (A)

Credit Suisse Emerging Markets Fund

Charles Schwab & Co Inc.               1,066,807.899            23.94% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Salomon Smith Barney Inc.                702,577.584            15.77% (Common)
Book Entry Account*
Attn Matt Maesstri
333 West 34th Street
7th Floor Mutual Funds Dept
New York, NY 10001-2483

Nat'l Financial SVCS Corp                505,810.214            11.35% (Common)
FBO Customers*
PO Box 3908
Church St Station
New York, NY 10008-3908

Smith Barney Corporate Trust             324,162.072             7.27% (Common)
Company TTEE FBO Smith Barney 401K
Advisor Group Trust DTD 01/01/98*
2 Tower Center
PO Box 1063 Plan Valuation Services
East Brunswick, NJ 08816-1063

Donaldson Lufkin & Jenrette               30,705.981            17.59% (Advisor)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin & Jenerette               1,569.065            90.84% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Credit Suisse Asset Management LLC*          140.056             8.11% (A)
466 Lexington Avenue - 10th Fl
New York, NY 10017-3142

Credit Suisse Fixed Income Fund

Charles Schwab & Co. Inc.              7,014,929.414            37.46% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Nat'l Financial SVCS Corp              1,579,970.831             8.44% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

BOST & CO A/C MIDF8585662              1,383,151.906             7.39% (Common)
Mutual Funds Operations*
PO Box 3198
Pittsburgh, PA 15230-3198

Salomon Smith Barney Inc.                964,947.439             5.15% (Common)
Book Entry Account*
Attn Matt Maestri
333 West 34th Street
7th Floor Mutual Funds Dept
New York, NY 10001-2483

Donaldson Lufkin & Jenrette              132,445.537             5.1%  (Advisor)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Donaldson Lufkin & Jenrette               31,429.391            13.51% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

State Street Bank & Trust Co              23,113.462             9.93% (A)
Cust for the R/O IRA
of Judith Berbenich
55 Tabb Pl
Staten Island, NY 10302-2033

State Street Bank & Trust Co              18,523.634             7.96% (A)
Cust for the R/O IRA
of Margaret T. Capehart
381 E. 7th ST
Brooklyn, NY 11218-4105

Olivia W. Russell                         14,065.753             6.04%(A)
702 Chickasaw DR. S
Flowood, MS 39232-8675

American Enterprise Investment SVCS       12,950.157             5.56% (A)
FBO 195521161*
PO Box 9446
Minneapolis, MN 55440-9446

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Larkin Industries Inc. PSP & Trust        12,011.087             5.16% (A)
2020 Energy Park Dr
Saint Paul, MN 55108-1506

Donaldson Lufkin & Jenrette               31,435.404            37.24% (C)
Securities Corporation Inc*.
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc.* 15,994.222            14.25% (C)
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Credit Suisse Global Financial Services Fund

SEMA Co                                  119,808.343            95.36% (Common)
12 E 49th St
New York, NY 10017-1028

State Street Bank & Trust                    472.745            53.29% (A)
Cust for the IRA of Joanne Schenck
PO Box 334
Garrison, NY 10524-0334

First Clearing Corporation                   222.422            25.07% (A)
A/C 5402-4217
Louise Z Mackey Roth IRA
FCC As Custodian 8 Jean Avenue
Loudonville, NY 12211-1542

Credit Suisse Asset Management LLC*          118.343            13.34% (A)
466 Lexington Ave 10th Fl
New York, NY 10017-3142

State Street Bank & Trust Co                  56.678             6.39% (A)
Cust for the SEP IRA of
Louis Armstrong-Dangles
74 Madrone Ave
San Anselmo, CA 94960-2026

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Global Fixed Income Fund

Charles Schwab & Co. Inc.              2,624,641.037            22.02% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Salomon Smith Barney Inc.              2,262,138.051            18.98% (Common)
Book Entry Account*
Attn Matt Maestri
333 West 34th Street
7th Floor Mutual Funds Dept
New York, NY 10001-2483

Fidelity Investments Institutional     1,278,916.853            10.73% (Common)
Operations CNT as agent for certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

Nat'l Financial SVCS Corp               1,222,613.28            10.26% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

Smith Barney Corporate Trust           1,157,355.863             9.71% (Common)
Company TTEE FBO Smith Barney 401K
Advisory Group Trust DTD 01/01/98*
2 Tower Center
PO Box 1063 Plan Valuation Services
East Brunswick, NJ 08816-1063

Ameritrade Inc. FBO 7729422041*            1,754.092            31.33% (Advisor)
PO Box 2226
Omaha, ND 68103-2226

Ameritrade Inc. FBO 1621947651*            1,554.128            27.76% (Advisor)
PO Box 2226
Omaha, ND 68103-2226

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Donaldson Lufkin & Jenrette                 1,284.32            22.94% (Advisor)
Securities Corporation Inc.*
P.O. Box 2052
Jersey City, NJ 07303-2052

IBJ Funds Distributor Inc*                   856.313            15.3%  (Advisor)
Attn Georgette Horton
90 Park Ave FL 10
New York, NY 10016-1301

American Enterprise Investment SVCS        2,138.391            23.44% (A)
FBO 203683791*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        1,743.641            19.11% (A)
FBO 209013691*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        1,088.423            11.93% (A)
FBO 212238701*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        1,018.193            11.16% (A)
FBO 204103791*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS            795.2             8.72% (A)
FBO 208829241*
PO Box 9446
Minneapolis, MN 55440-9446

Credit Suisse Global Post-Venture Capital Fund

Charles Schwab & Co. Inc.              2,223,365.097            49.55%(Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

National Financial SVCS Corp             535,999.222            11.95% (Common)
FBO Customers*
PO Box 3908
Church St Station
New York, NY 10008-3908

Sterling Trust Company TTEE                 42,222.3            34.97% (Advisor)
FBO Rohde Brothers Inc.
1380 Lawrence ST STE 1400
Denver, Co 80204-2060

Nat'l Financial SVCS Corp                  9,604.722             7.95% (Advisor)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

First Union National Bank Cust             7,748.505             6.42% (Advisor)
FBO Various Retirement Plans*
NC-1151
1525 West WT Harris Blvd
Charlotte, NC 28262-8522

Sterling Trust Company TTEE                7,237.525             5.99% (Advisor)
FBO Trucker & Travelers 401(k)
1380 Lawrence ST STE 1400
Denver, Co 80204-2060

Donaldson Lufkin & Jenrette                2,115.064            78.66% (A)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

Salomon Smith Barney Inc.                        312            11.6%  (A)
00166257166*
333 West 34th ST - 3rd Floor
New York, NY 10001-2483

American Enterprise Investments SVCS         195.008             7.25% (A)
FBO 136304881*
PO BOX 9446
Minneapolis, MN 55440-9446

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Donaldson Lufkin & Jenrette                4,916.357            66.32% (B)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investments SVCS         532.821             7.19% (B)
FBO 197291851*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investments SVCS         465.735             6.28% (B)
FBO 197735631*
PO Box 9446
Minneapolis, MN 55440-9446

Morgan Stanley DW Inc Cust for AC Green          439             5.92% (B)
PO Box 250 Church Street Station
New York, NY 10008-0250

Donaldson Lufkin & Jenrette                4,971.604            89.87%(C)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc Inc.                   495.045             8.95% (C)
FBO ROUSSO SIRA
BIN# 77560359
880 Carillon PKWY
St Petersburg, FL 33716-1100

Credit Suisse Institutional Fixed Income Fund

Fidelity Investments Institutional     5,945,213.195            36.05%
Operations CO Inc. (FIIOC) As Agent
for Credit Suisse First Boston
Employees Savings PSP*
100 Magellan Way #KWIC
Covington, KY 41015-1999

Northern Trust Company                 5,811,062.301            35.23%
FBO Norvartis Investment Plan & Trust
A/C #03-12360
PO Box 92994
Chicago, IL 60675-2956

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

DCA Food Industries Inc                1,089,740.507             6.61%
100 East Grand Ave
Beloit, WI 53511-6255

Credit Suisse Institutional Fund -
Capital Appreciation Portfolio

Trustlynx & Co.                          714,506.424            59.29%
House Account
PO Box 173736
Denver, CO 80217-3736

E.M. Warburg Pincus & Co. Inc.           424,631.665            35.24%
RET Plan
Attn: Tim Curt
466 Lexington Avenue
New York, NY 10017-3140

Fidelity Investments Institutional        65,979.225             5.47%
Operation CNT as agent for certain
employee benefits plans*
100 Magellan Way
Covington, KY 41015-1999

Credit Suisse Institutional Fund -
Harbinger Portfolio

Credit Suisse Institutional Fund, -
International Focus Portfolio

The Board of Trustees General          1,624,713.569            27.38%
Employees Retirement System
TTEES City of FT Lauderdale
Gen Ret PL UAD 1-1-73
Wall St
New York, NY 10286-0001

The Northern Trust Co TTEE             1,178,573.451            19.86%
FBO GATX Master Trust Ret Trust
DTD 12/19/79
500 W Monroe St
Chicago, IL 60661-3671

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Alaska Plumbing & Pipefitting            882,201.891            14.87%
Industry Pension Trust Fund
c/o Assoc Administrators Inc.
2929 NW 31St Ave
Portland, OR 97210-1721

Sun Trust Bank Atlanta Cust              692,186.809            11.66%
FBO University of Central FL FDN
A/C 11-04-123-1126515
PO Box 105870
Atlanta, GA 30348-5870

MAC & Co A/C DEXF1747452                  547,752.06             9.23%
Mutual Funds OPS-TC*
PO Box 3198
Pittsburgh, PA 15230-3198

Patterson & Co FBO                       303,804.032             5.12%
Natl Dist-WARBU
Acct 1040007892
1525 West WT Harris BLVD NC 1151
Charlotte, NC 28288-0001

Credit Suisse Institutional Fund -
Investment Grade Fixed Income Portfolio

WM Burke Rehabilitation Hosp Inc         969,687.291            58.9%
Burke Employees Pension Plan
785 Mamaroneck Ave
White Plains, NY 10605-2523

WM Burke Rehabilitation Hosp Inc         412,949.567            25.08%
The W M Burke Rahabil Hosp Inc
785 Mamaroneck Ave
White Plains, NY 10605-2523

EM Warburg Pincus & Co. Inc.             263,803.033            16.02%
Ret Plan
Attn: Tim Curt
466 Lexington Avenue
New York, NY 10017-3140

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Institutional Fund -
Large Cap Value Portfolio

Fidelity Investment Institutional         38,182,508            91.91%
Operation CNT as Agent for Certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

Trustlynx & Co.                        2,947,555.733             7.09%
House Account
PO Box 173736
Denver, Co 80217-3736

Credit Suisse Institutional Fund -
Select Equity Portfolio

Trustlynx & Co                           371,844.599            24.92%
House Account
PO Box 173736
Denver, CO 80217-3736

The Regional Medical Center of           246,129.425            16.49%
Orangeburg & Colhound County
3000 St Matthew Rd
Orangeburg, SC 29188

State Street Bank & Trust TTEE           239,357.697            16.04%
Fenway Holdings LLC Master Trust
PO Box 470
Boston, MA 02102-0470

BOST & CO                                 198,914.89            13.33%
A/C NIAF2084002
Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Wendel & Co                              198,879.925            13.33%
A/C 767945
The Bank of New York
Mutual Fund/Reorg Dept
PO Box 1066 Wall Street Station
New York, NY 10268-1066

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

DCA Food Industries Inc.                  112,734.02             7.55%
100 East Grand Ave
Belloit, WI 53511-6255

Huntington Hospital Endowment            105,277.834             7.05%
Attn: Finance Dept/Kevin Lawlor
270 Park Ave
Huntington, NY 11743-2799

Credit Suisse Institutional Fund -
Small Cap Growth Portfolio

National City Bank of KY TTEE          2,209,016.824            30.38%
Baptist Healthcare System
UAD 05/06/97
Attn Trust Mutual Funds
P.O. Box 94984
Cleveland, OH 44101-4984

Northern Trust Co Cust                    975,351.59            13.42%
FBO Gaylord & Dorothy Donnelley
Foundation A/C #26-38380
PO Box 92956
Chicago, IL 60675-2956

MAC & Co A/C LVNF5043782                 803,105.016            11.05%
Mutual Funds OPS-TC
PO Box 3198
Pittsburgh, PA 15230-3198

MAC & Co A/C LVPF8632282                 777,190.774            10.69%
Mutual Funds OPS-TC
PO Box 3198
Pittsburgh, PA 15230-3198

California Federal                       486,172.509             6.69%
Employees Investment Plan
Putnam Investments
Att DC Plan Admin Team
1 Investors Way Mailstop N6G
Norwood, MA 02062-1599

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

The Community Foundation of              453,668.358             6.24%
Greater Lorain County
Financial Officer
1865 N Ridge Rd Ste A
Lorain, OH 44055-3359

Garrett-Evangelical                      408,973.573             5.63%
Theological Seminary
c/o Adolf Hansen
2121 Sheridan Rd
Evanston, IL 60201-2926

Donations & Bequests for Church          374,372.947             5.15%
Purposed Inc.
1335 Asylum Ave
Hartford, CT 06105-2203

Credit Suisse Institutional High Yield Fund

Advantus Capital Mgmt Inc*             4,678,198.151            54.86%
400 Robert St N
Saint Paul, MN 55101-2015

Fidelity Investments Institutional     1,366,569.961            16.03%
Operations Co Inc. as Agent for
Certain Employee Benefits Plan*
100 Magellan Way # KWIC
Covington, KY 41015-1999

Donaldson Lufkin & Jenrette*             436,293.327             5.12%
1 Pershing PLZ
Jersey City, NJ 07399-0001

Credit Suisse Institutional International Fund

Northern Trust Company TTEE             6,958,904.59            54.62%
FBO TYCO International LTD
A/C# 22-07149
PO Box 92956
Chicago, IL 60675-2956

Northern Marianas Island               1,306,801.854            10.26%
Retirement Fund
First Floor Nauru Bldg
PO Box 1247
Saipan, MP 96950-1247

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

DCA Food Industries Inc.                 939,730.146             7.38%
100 East Grand Ave
Belloit, WI 53511-6255

Butler University                         787,481.66             6.18%
4600 Sunset Ave
Indianapolis, IN 46208-3487

Robert J. Kleberg, Jr and                650,787.812             5.11%
Helen C. Kleberg Foundation
700 North St Mary St 1200
San Antonio, TX 78205

Credit Suisse Institutional Money
Market Fund - Government Portfolio

Ameren Corporation                     47,225,859.85            58.79% (A)
Attn Don Hollingsworth
PO Box 66149 MC 1037
Saint Louis, MO 63166-6149

DLJ Long Term Investment Corp          33,060,020.02            41.15% (A)
c/o Willard R. Froehlich
227 W. Monroe St Ste 4320
Chicago, IL 60606-5055

CSWP Money Fund Settlement             73,952,256.14            99.95% (B)
Attn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

CSWP Money Fund Settlement             21,484,000.66            99.84% (C)
Attn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

Credit Suisse Institutional
Money Market Fund -
Prime Portfolio

Boeing Capital Loan Corporation        50,021,588.44            23.49% (A)
Treasury Department
3780 Kilroy Airport Way STE 250
Long Beach, CA 90806-2457

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Boeing Capital Corporation              50,009,442.6            23.48% (A)
Treasury Department
3780 Kilroy Airport Way Ste 750
Long Beach, CA 90806-2460

Minnesota Life Insurance Company       40,637,969.94            19.08% (A)
Vicki Palmateer
Advantus Capital Management Inc.
400 Robert ST N
Saint Paul, MN 55101-2015

Aquila Inc                                25,000,000            11.74% (A)
Attn Steve Peters
20 W 9th St
Kansas City, MO 64105-1704

Activcard Inc.                         20,116,093.67             9.45% (A)
6623 Dumbarton Cir
Fremont, CA 94555-3603

Ameren Corporation                      18,371,961.3             8.63% (A)
Attn Don Hollingsworth
PO Box 66149 MC 1037
Saint Louis, MO 63166-6149

CSWP Money Fund Settlement             529,523,153.8            99.99% (B)
Atn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

CSWP Money Fund Settlement             101,328,487.3            99.97% (C)
Atn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

Credit Suisse International Focus Fund

Charles Schwab & Co. Inc.              7,159,526.206            27.75% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94194-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Nat't Financial Sevices Corp           3,250,466.166            12.6%  (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

Connecticut General Life Ins Co        5,010,702.918            99.25% (Advisor)
on behalf of its separate accounts
attn Carmen G. Rivera
280 Trumbull St #H19B
Hartford, CT 06103-3509

American Enterprise Investment SVCS        2,199.003            12.38% (A)
FBO 208407991*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        2,049.608            11.54% (A)
FBO 210283371*
PO Box 9446
Minneapolis, MN 55440-9446

Raymond James & Assoc Inc.                 1,541.104             8.67% (A)
FBO Padron Eduardo
BIN# 79649487*
880 Carillon Pkwy
St. Petersburgh, FL 33716-1100

Raymond James & Assoc Inc                  1,459.998             8.22% (A)
FBO YOCK TR
BIN #51917267*
880 Carillon PKWY
St Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith Inc.*  1,426.349             8.03% (A)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin & Jenrette                2,548.574            14.34% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 17303-2052

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

American Enterprise Investment SVCS        1,161.594             6.54% (A)
FBO 215989091
PO Box 9446
Minneapolis, MN 55440-9446
Raymond James & Assoc Inc.                 1,123.074             6.32% (A)
FBO Maloney Gregory
BIN#51922117
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Raymond James & Assoc Inc.                   962.635             5.42% (A)
FBO RAY IRA
BIN#75836218
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Merrill Lynch Pierce Fenner & Smith Inc.*  9,116.963            24.62% (B)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin & Jenrette                1,158.067            27.43% (B)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment SVCS        3,075.441             8.3%  (B)
FBO 216829351*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        2,390.713             6.46% (B)
FBO 217014381*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        1,883.406             5.09% (B)
FBO 215551561*
PO Box 9446
Minneapolis, MD 55440-9446

Donaldson Lufkin & Jenrette                8,719.848            56.75% (C)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

American Enterprise Investments SVCS       1,382.127            10.58% (C)
FBO 202501711
PO Box 9446
Minneapolis, MN 55440-9446

Salomon Smith Barney Inc.                    694.226             5.31% (C)
00135609758&
333 West 34th ST - 3rd Floor
New York, NY 10001-2483

Credit Suisse Investment Grade Bond Fund

Charles Schwab & Co. Inc.              1,284,170.567            36.68% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Nat'l Financial SVCS Corp                267,884.244             7.65% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

Retirement Plan Non-Legal Employees      231,828.137             6.62% (Common)
of Simpson Thacher & Bartlett
Maryann Braverman Accounting Dept
425 Lexington Avenue
New York, NY 10017-3903

Beth Dater                               221,275.765             6.32% (Common)
555 Park Avenue
Apt 9E
New York, NY 10021-8166

Larkin Industries Inc PSP & Trust         11,685.143            37.46% (A)
2020 Energy Park Dr
Saint Paul, MN 55108-1506

American Enterprise Investment SVCS        4,184.921            13.42% (A)
FBO 211060911
PO Box 9446
Minneapolis, MD 55440-9446

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Donaldson Lufkin & Jenrette                 3,596.86            11.53% (A)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment SVCS        3,425.352            10.98% (A)
FBO 211369571*
PO Box 9446
Minneapolis, MD 55440-9446

American Enterprise Investment SVCS        2,960.664             9.49% (A)
FBO 569633581*
PO Box 9446
Minneapolis, MD 55440-9446

American Enterprise Investment SVCS          243.821             7.8%(A)
FBO 212610451*
PO Box 9446
Minneapolis, MD 55440-9446

Donaldson Lufkin & Jenrette               17,733.117            12.64% (B)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc.*  15,844.39            11.29% (B)
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Dain Rauscher Inc. FBO                    13,897.812             9.9%  (B)
BOOG-Scott FAM LTD Partnership
John Boog-Scott Gen'l Partner
4232 Danmire
Richardson, TX 75082-3758

American Enterprise Investment SVCS       11,781.845             8.4%  (B)
FBO 132542221*
PO Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin & Jenrette               17,811.635            19.82% (B)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

American Enterprise Investment SVCS        9,365.468             6.67% (B)
FBO 127304381*
PO Box 9446
Minneapolis, MN 55440-9446

American Enterprise Investment SVCS        7,891.935             5.62% (B)
FBO 216292251*
PO Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin & Jenrette                   38,873            38.47% (C)
Securities Corporation Inc*
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc*  17,499.398            17.32% (C)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Credit Suisse Japan Growth Fund

Charles Schwab & Co Inc                6,525,463.128            35.44% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

National Financial Services LLC        3,198,525.226            17.37% (Common)
For the Exclusive Benefit of
Our Customer*
Attn Mutual Funds 5th Fl
200 Liberty St
New York, NY 10281-1003

Nat'l Financial SVCS Corp                 19,785.797            19.42% (Advisor)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

RBC DAIN Rauscher Custodian               13,706.788            13.45% (Advisor)
Victor Elting III
Segregated Rollover IRA
1448 N Lake Shore Drive
Chicago, IL 60610-6655

National Investors Services FBO           10,017.737             9.83% (Advisor)
097-50000-19*
55 Water Street, 32nd Floor
New York, NY 10041-0028

FABCO                                      6,580.378             6.46% (Advisor)
FBO Mosti Luciano Co-T
Attn 56011105636940*
PO BOX 105870 CTR 3144
Atlanta, GA 30348-5870

Donaldson Lufkin & Jenrette                6,261.741             6.15% (Advisor)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Jefferies & Company Inc.                   5,476.923             5.38% (Advisor)
970-00390-10*
Harborside Financial Center
705 Plaza 3
Jersey City, NJ 07311

Donaldson Lufkin & Jenrette               21,529.019            98.97% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Credit Suisse Municipal Bond Fund

Howard T. Hallowell III                  166,914.768            18.73% (Common)
PO Box 18298
Rochester, NY 14618-0298

Charles Schwab & Co Inc                   56,974.038             6.39% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Nat'l Financial Svcs Corp                 50,236.033             5.64% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

Donaldson Lufkin & Jenrette               15,669.776            65.69% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc*   3,272.836            13.72% (A)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

American Enterprise Investments SVCS       1,200.522             5.03% (A)
FBO 211369571*
PO Box 9446
Minneapolis, MN 55440-9446

Credit Suisse New York Municipal Fund

Charles Schwab & Co Inc.               2,344,079.114            30.35% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Nat'l Financial SVCS CORP              1,433,100.499            18.55% (Common)
FBO Customers*
Church St Station
PO Box 3908
New York, NY 10008-3908

American Enterprise Investment SVCS       90,319.602            81.17% (A)
FBO 195706131*
PO Box 9446
Minneapolis, MN 55440-9446

Donaldson Lufkin Jenrette                  6,520.263             5.86% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2502

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Merrill Lynch Pierce Fenner                5,586.034             5.02% (A)
& Smith Inc.*
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jackson, FL 32246-6486

Credit Suisse New York Tax Exempt Fund

Fiduciary Trust Co International          71,534,200            57.45% (Common)
Cust A/C Attn Felyce Porr
Securities Services Group*
Church Street Station
PO Box 3199
New York, NY 10008-3199

Neuberger & Berman #114000*            46,049,627.92            36.99% (Common)
Attn Operations Control Dept
Steve Gallaro
55 Water St FL 27
New York, NY 10041-0004

First Clearing Corporation                  20,111.1            95.26% (A)
A/C 1834-1512
Barbara R. Brown and Anthony R. Brown MD
1501 Fairway Green
Mamaroneck, NY 10543-4342

Credit Suisse Opportunity Funds -
Credit Suisse High Income Fund

Retirement Plan Non Legal Employees       65,862.084            35.83% (Common)
of Simpson Thacher & Bartlett*
Maryann Braverman Accounting Dept
425 Lexington Ave
New York, NY 10017-3903

Donaldson Lufkin & Jenrette               27,704.041            15.07% (Common)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2502

Madeleine, Thomas & Caroline              18,090.37              9.84% (Common)
Altmann TTEES
George Altmann Trust
1812 Drury LN
Alexandria, VA 22307-1914

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

State Street Bank & Trust                 14,264.395             7.76% (Common)
Cust for the IRA Rollover of
Michael Jakes*
13084 Via Grimaldi
Del Mar, CA 92014-3728

Michael E. Jakes                          11,038.662             6.01% (Common)
& Nikki Winston TTEES
FBO Jakes/Winston 2001 Trust
13084 Via Grimaldi
Del Mar, CA 92014-3728

Merrill Lynch Pierce Fenner            1,135,331.339            40.19% (A)
& Smith Inc.*
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Donaldson Lufkin & Jenrette              533,653.747            18.89% (A)
Securities Corporation Inc*.
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner              537,821.498            38.62% (B)
& Smith Inc.*
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Merrill Lynch Pierce Fenner            1,341,084.948            50.58% (C)
& Smith Inc*.
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

Credit Suisse Opportunity Funds -
Credit Suisse Municipal Money Fund

CSWP Money Fund Settlement*            40,299,266.01            96.37% (Common)
Attn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Opportunity
Funds - Credit Suisse
U.S. Government Money Fund

CSWP Money Fund Settlement*            25,822,356.38            82.11% (Common)
Attn Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

Credit Suisse Select Equity Fund

Charles Schwab & Co Inc.                  224,299.29            35.54% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

Ocean View Memorial Foundation            55,425.633             8.78% (Common)
PO Box 1366
Myrtle Beach, SC 29578-1366

Donaldson Lufkin & Jenrette               14,272.475            15.72% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investments SVCS       9,214.242            10.15% (A)
FBO 216194651*
PO Box 9446
Minneapolis, MN 55440-9446

Merrill Lynch Pierce Fenner & Smith Inc.*  7,089.447             7.81% (A)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

Donaldson Lufkin & Jenrette               42,704,317            55.88% (B)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner & Smith Inc.*  5,238.801             6.84% (B)
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Donaldson Lufkin & Jenrette               13,978.047            33.61% (C)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch Pierce Fenner                3,894.047            10.88% (C)
& Smith Inc.*
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, Fl 32246-6486

NFSC FEBO # AX 6-007264                    2,628.421             7.34% (C)
Lisbeth R. Hartzell Cust
James E. Hartzell UTMA GA
1200 Poplar Grove Drive
Atlanta, GA 30306-2211

NFSC FEBO # AX 6-007218                    2,544.311             7.11% (C)
Lisbeth R. Hartzell Cust
Steven R. Hartzell UTMA GA
1200 Poplar Grove Drive
Atlanta, GA 30306-2211

Credit Suisse Short Duration Bond Fund

Donaldson Lufkin & Jenrette              992,059.282             5.22% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2502

Credit Suisse Small Cap Growth Fund

Valic Separate Account A               1,074,134.423            34.53% (Common)
2919 Allen Pkwy #L7-01
Houston, TX 77019-2142

Charles Schwab & Co. Inc.                742,785.912            23.88% (Common)
Special Custody Account for the
Exclusive Benefit of Customers*
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4122

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Nat'l Financial SVCS Corp                379,878.347            12.21% (Common)
FBO Customers*
PO Box 3908
Church St Station
New York, NY 10008-3908

Prudential Securities Inc. FBO           165,227.735             5.31% (Common)
Prudential Retirement Service
Nominee for Trustee PL W68700
Prudential Securities Incorp*
PO Box 15040
New Brunswick, NJ 08906-5040

Donaldson Lufkin & Jenrette               19,093.677            67.89% (A)
Securities Corporation Inc.*
PO Box 2052
Jersey City, NJ 07303-2052

American Enterprise Investment SVCS        1,537.836             5.95%(A)
FBO 127259251*
PO Box 9446
Minneapolis, MN 55440-9446

Credit Suisse Strategic Small Cap Fund

SEMA Co                                       40,000            98.39% (A)
12 E 49th St
New York, NY 10017-1028

SEMA Co                                       30,000              100%  (B)
12 E 49th St
New York, NY 10017-1028

SEMA Co                                       30,000              100%  (C)
12 E 49th St
New York, NY 10017-1028

Credit Suisse Trust - Blue Chip Portfolio

Fidelity Investment Institutional      1,994,122.126            72.6%
Operations CNT as Agent for Certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-19991

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

AIG Life Insurance Co # 2                741,638.891               27%
2727 A-Allen Pkwy
PO Box 1591
Houston, TX 77251-1591

Credit Suisse Trust - Emerging
Growth Portfolio

IDS Life Insurance Company*            1,988,207.345            49.13%
(For Account 1EG)
IDS Tower 10 T11/340
Minneapolis, MN 55440

IDS Life Insurance Company*            1,757,006.556            43.42%
(For Account 2EG)
IDS Tower 10 T11/340
Minneapolis, MN 55440

Credit Suisse Trust -
Emerging Markets Portfolio

Kemper Investors Life Insurance
Company                                2,529,449.985            38.71%
Variable Annuity Separate Account*
Attn Karen Porten
1600 McConnor PKWY
Schaumburg, IL 60196-6801

The Travelers Sep Account               1,479,337.66            22.64%
ABD2 for Variable Annuities
of the Travelers Insurance Co.*
1 Tower SQ
Hartford, CT 06183-0002

Allmerica Financial Life Ins           1,152,323.075            17.63%
& Annuity Company
Allmerica Fin
Separate Accounts Mailstop S-310*
440 Lincoln St
Worcester, MA 01653-0002

The Travelers Sep Account                 903,925.09            13.83%
ABD for Variable Annuities
of the Travelers Insurance Co.
1 Tower SQ
Hartford, CT 06183-0002

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Trust -
Global Post-Venture
Capital Portfolio

Pruco Life Flexible Premium            2,850,702.152            29.57%
Variable Annuity Account*
213 Washington ST FL 7
Newark, NJ 07102-2917

Kemper Investors                       1,772,189.662            18.38%
Life Insurance Company
Variable Annuity Separate Account*
Attn Karen Porten
1600 McConnor Parkway
Schaumburg, IL 60196-6801

Fidelity Investments                   1,527,868.134            15.85%
Life Insurance Company*
82 Devonshire St #R25B
Boston, MA 02109-3614

Nationwide Life Insurance Company        956,521.472             9.92%
Nationwide Variable Account II
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance Company*       559,289.066             5.8%
NWVA-9
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Credit Suisse Trust -
Global Technology Portfolio

Trustlynx & Co.                           300,322.57            57.24%
House Account*
PO Box 173736
Denver, Co 80217-3736

Fidelity Investment Institutional        224,351.196            42.76%
Operations CNT as Agent for Certain
Employee Benefit Plans*
100 Magellan Way
Covington, KY 41015-1999

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Trust - International Focus Portfolio

Nationwide Life Insurance Company      8,096,606.483            57.84%
Nationwide Variable Account II*
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Fidelity Investments                   2,744,360.943            19.61%
Life Insurance Company*
Attn Angela Kardaris
82 Devonshire ST #R25B
Boston, MA 02109-3614

Nationwide Life Insurance Company*     1,298,041.175             9.27%
NWVA-9
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Nationwide Life Insurance                757,154.913             5.41%
Nationwide VLI-2*
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Credit Suisse Trust -
Large Cap Value Portfolio

Nationwide Life Insurance Company*     1,420,885.144            63.51%
NWVA - 9
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

AIG Life Insurance Co #2*                559,725.633            25.02%
2727 A - Allen PKWY
PO Box 1591
Houston, TX 77251-1591

Nationwide Life Insurance Company*       201,120.826             8.99%
NWVLI - 4
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

                                                                  Percent of
                                                                  outstanding
      Name and Address                 Shares Held              shares (class)
------------------------------------------------------------------------------

Credit Suisse Trust -
Small Cap Growth Portfolio

IDS Life Insurance Company*             29,653,307.1            54.95%
c/o American Express Financial ADV
Attn Flex Variable Annuity T11-125
IDS Tower 10
Minneapolis, MN 55440

Nationwide Life Insurance Company      12,239,859.53            22.68%
Nationwide Variable Account II*
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Fidelity Investments                   4,112,383.877             7.62%
Life Insurance Company *
82 Devonshire St #R25B
Boston, MA 02109-3614

Credit Suisse Trust -
Small Cap Value Portfolio

AIG Life Insurance Co # 2*               952,636.778            100%
2727 A-Allen Pkwy
PO Box 1591
Houston, TX 77251-1591

* The Portfolio believes this entity, the holder of record of these shares, is not the beneficial owner of such shares.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

CS-Joint-0203

** THIS PROXY CARD APPLIES TO ALL FUNDS IN THE PROXY STATEMENT. BEFORE VOTING, READ THE PROXY STATEMENT CAREFULLY FOR AN EXPLANATION OF EACH PROPOSAL. YOUR VOTES WILL COUNT ONLY FOR FUNDS ACTUALLY CONSIDERING SPECIFIC PROPOSALS.**

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.


Proposal 1. To elect the following nominees as Directors/Trustees

FOR all                    WITHHOLD
Nominees                   authority to
listed (except             vote for all
as noted in                nominees
space provided)            listed.

Nominees: (01) Richard H. Francis, (02) Jack W. Fritz, (03) Joseph D. Gallagher,
(04) Jeffrey E. Garten, (05) Peter F. Krogh, (06) James S. Pasman, Jr.,
(07) Steven N. Rappaport and (08) William W. Priest

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line below.


Proposal 2a. To approve a New Investment Advisory Agreement.

FOR       AGAINST        ABSTAIN

Proposal 2b. To approve the retention of fees paid to CSAM due to the inadvertent lapse in the advisory contract on April 17, 2000.

FOR       AGAINST        ABSTAIN

Proposal 3. To approve Distribution Plan.

FOR       AGAINST        ABSTAIN

Proposal 4. To modify and/or eliminate Investment Restrictions on:

FOR ALL           AGAINST       ABSTAIN
(Except           ALL           ALL
as Marked
at left)

4A. Borrowing Policy
4B. Lending
4C. Real Estate
4D. Commodities
4E. Short Sales
4F. Margin Transactions
4G. Oil, Gas & Mineral Programs
4H. Investing for Control
4I. Investment in Securities Owned by Management
4J. Unseasoned Issuers
4K. Pledging
4L. Investing in Other Investment Companies
4M. Joint Trading Accounts

4N. Warrants
4O. Concentration
4P. Investing in Equities
4Q. 10% per Issuer Limit
4R. Restricted Securities

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."


Proposal 5. To change the investment objective to non-fundamental.

FOR       AGAINST        ABSTAIN

Proposal 6. To amend Organizational Documents on:

6A. Involuntary Redemptions

FOR       AGAINST        ABSTAIN

6B. Reorganization of the Fund or its Series Without Shareholder Approval

FOR       AGAINST        ABSTAIN


CSAMB

PLEASE SIGN ON REVERSE SIDE

** THIS PROXY CARD APPLIES TO ALL FUNDS IN THE PROXY STATEMENT. BEFORE VOTING, READ THE PROXY STATEMENT CAREFULLY FOR AN EXPLANATION OF EACH PROPOSAL. YOUR VOTES WILL COUNT ONLY FOR FUNDS ACTUALLY CONSIDERING SPECIFIC PROPOSALS.**

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

Proposal 1. To elect the following nominees as Directors/Trustees

FOR all                    WITHHOLD
Nominees                   authority to
listed (except             vote for all
as noted in                nominees
space provided)            listed.

Nominees: (01) Richard H. Francis, (02) Jack W. Fritz, (03) Joseph D. Gallagher,
(04) Jeffrey E. Garten, (05) Peter F. Krogh, (06) James S. Pasman, Jr.,
(07) Steven N. Rappaport and (08) William W. Priest

INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line below.


Proposal 2a. To approve a New Investment Advisory Agreement.

FOR       AGAINST        ABSTAIN

Proposal 2b. To approve the retention of fees paid to CSAM due to the inadvertent lapse in the advisory contract on April 17, 2000.

FOR       AGAINST        ABSTAIN



HIGH INCOME CLASS B SHAREHOLDERS ARE REQUESTED TO VOTE ON BOTH CLASS A AND CLASS B PLANS.

Proposal 3a. Approval of Class A Distribution Plan.

FOR       AGAINST        ABSTAIN


Proposal 3b. Approval of Class B Distribution Plan.

FOR       AGAINST        ABSTAIN


Proposal 4. To modify and/or eliminate Investment Restrictions on:

FOR ALL     AGAINST       ABSTAIN
(Except     ALL           ALL
as Marked
at left)

4A. Borrowing Policy
4B. Lending
4C. Real Estate

4D. Commodities
4E. Short Sales
4F. Margin Transactions
4G. Oil, Gas & Mineral Programs
4H. Investing for Control
4I. Investment in Securities Owned by Management
4J. Unseasoned Issuers
4K. Pledging
4L. Investing in Other Investment Companies
4M. Joint Trading Accounts
4N. Warrants
4O. Concentration
4P. Investing in Equities
4Q. 10% per Issuer Limit
4R. Restricted Securities

If you wish to vote against or abstain from a particular sub-proposal applicable to your Fund, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

Proposal 5. To change the investment objective to non-fundamental.

FOR       AGAINST    ABSTAIN


Proposal 6. To amend Organizational Documents on:

6A. Involuntary Redemptions

FOR       AGAINST    ABSTAIN


6B. Reorganization of the Fund or its Series Without Shareholder Approval

FOR       AGAINST    ABSTAIN


CSAMB/HIBB

PLEASE SIGN ON REVERSE SIDE

YOUR VOTE IS IMPORTANT

TO VOTE BY TELEPHONE

1) Read the Proxy Statement
and have the Proxy card on
reverse at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit number
at left and follow the
simple instructions.


TO VOTE BY INTERNET

1) Read the Proxy Statement
and have the Proxy card on
reverse at hand.

2) Go to Website
www.proxyweb.com

3) Enter the 14-digit number
at left and follow the
simple instructions.


TO VOTE BY MAIL

1) Read the Proxy Statement.

2) Check the appropriate box
on the reverse side.

3) Sign and date the Proxy
card.

4) Return the Proxy card in
the envelope provided.




***    CONTROL NUMBER:  999  999  999  999  99    ***

PROXY

CREDIT SUISSE FUNDS
PROXY SOLICITED BY THE BOARD OF DIRECTORS/TRUSTEES
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 11, 2003 AT 3:00 P.M.

FUND NAME PRINTS HERE

I hereby appoint Gregory Bressler and Rocco Del Guercio, and each of them, each with the full power of substitution, as proxies for the undersigned to vote all the shares of the Credit Suisse Fund(s) (the "Funds"), as to which I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders to be held on Friday, April 11, 2003 at 3 p.m., Eastern time, at the offices of the Funds, 466 Lexington Avenue, New York, New York 10017, 16th Floor, and any adjournments thereof (the "Meeting"), as follows:

I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated February 28, 2003. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF EACH OF THE PROPOSALS LISTED.

Dated:

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Please sign in box)

Signature(s)(Title(s), if applicable)

NOTE: Please sign exactly as your name appears on the books of the Funds. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

CSAMF

                     CREDIT SUISSE FUNDS - YOUR VOTING GUIDE


VOTING YOUR PROXY

o The enclosed proxy statement includes information on important matters affecting your fund.

o PLEASE READ THE PROXY STATEMENT CAREFULLY, AND THEN VOTE YOUR PROXY VIA PHONE, INTERNET, OR MAIL.

o We encourage you to vote by touch-tone telephone or via the Internet. Using these easy options saves both time for you and helps to reduce your funds' expenses. Voting promptly can save money for your fund by making future mailings unnecessary.

o You are also welcome to mail the proxy card back using the enclosed prepaid envelope.

VOTING BY PHONE OR INTERNET

o    Please read the proxy information about your fund.

o Have your proxy card ready for voting. PLEASE LOCATE TEH CONTROL NUMBER ON YOUR PROXY CARD BEFORE YOU BEGIN VOTING BY TELEPHONE OR INTERNET.


     VOTINE BY TOUCHTONE TELEPHONE:

     o    Call the toll-free number shown on your proxy card.

     o    Enter the control number shown on your proxy card.

     o    Follow the instructions provided.

     VOTING BY INTERNET

     o    Go to the website shown on your proxy card.

     o    Enter the control number shown on your proxy card.

     o    Follow the instructions on the screen.


OR VOTE BY MAIL. SIMPLY FILL OUT THE PROXY CARD AND RETURN IT TO US USING THE ENCLOSED PREPAID ENVELOPE.


PLEASE VOTE YOUR PROXY TODAY



         CREDIT     ASSET
         SUISSE     MANAGEMENT
Credit Suisse Asset Management Securities,                      CSGUIDE-0203
           Inc., Distributor.